UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Support.com, Inc.

(Name of Registrant as Specified In Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Stephen E. Gillette, Esq. Jones Day 1755 Embarcadero Road Palo Alto, CA 94303 (650) 739-3997	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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SUPPORT.COM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 24, 2016

Dear Stockholder:

We cordially invite you to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Support.com, Inc. (“Support.com”, the “Company”, “we” or “our”) which will be held on Friday, June 24, 2016, at 10:00 a.m. Pacific Time, at the Hyatt House Belmont/Redwood Shores hotel located at 400 Concourse Drive, Belmont, California 94002.

We are holding the meeting for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1. To elect six directors to serve on the Board of Directors (the “Board”), each to serve until the 2017 annual meeting of stockholders and, thereafter, until their successors are duly elected and qualified;

2. To approve, on an advisory basis, the compensation of our named executive officers for the year ended December 31, 2015, as described in the “Compensation Discussion and Analysis,” executive compensation tables and accompanying narrative disclosures in this Proxy Statement;

3. To approve the amendment and restatement of the Support.com 2010 Equity and Performance Incentive Plan as Amended and Restated, as described in this Proxy Statement and attached as Appendix B to this Proxy Statement;

4. To approve an amendment to our Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”), attached as Appendix C to this Proxy Statement, to effect a reverse stock split of our outstanding common stock (“Common Stock”) and Common Stock held in treasury, within a range of one-for-three (1:3) to one-for-seven (1:7), as will be elected by our Board prior to the time of filing a Certificate of Amendment with the Delaware Secretary of State;

5. Subject to approval of Proposal No. 4 above, to approve an amendment to our Restated Certificate of Incorporation, attached as Appendix C to this Proxy Statement, to reduce proportionally the total number of shares of Common Stock that the Company is authorized to issue using the same split factor that is ultimately used in the reverse stock split contemplated by Proposal No. 4;

6. To ratify the adoption of our Section 382 Tax Benefits Preservation Plan, attached as Appendix D to this Proxy Statement;

7. To ratify the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

8. To vote on a limited authorization to adjourn the Annual Meeting if there are not sufficient votes to approve Proposal No. 4 and Proposal No. 5; and

9. To transact such other business as may properly be brought before the meeting.

As you may be aware, we have received notice from VIEX Opportunities Fund, LP — Series One, an affiliate of VIEX Capital Advisors, LLC, a Delaware limited liability company (“VIEX”), which owns together with BLR Partners LP, a Texas limited partnership, Bradley L. Radoff and Joshua E. Schechter, approximately 14.9% of the Company’s Common Stock, expressing the intention of VIEX to nominate five (5) candidates for election to our Board at the Annual Meeting. We do not endorse the election of any of VIEX’s candidates as director. You may receive proxy solicitation materials from VIEX and/or other participants in its proxy solicitation (collectively, the “VIEX Group”) or other persons or entities affiliated with the VIEX Group, including an opposition proxy statement and proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the VIEX Group contained in any proxy solicitation materials filed or disseminated by the VIEX Group or any other statements that they may otherwise make.

Our Board does not endorse any of VIEX’s nominees and unanimously recommends that you vote “FOR” each of the nominees proposed by our Board using only the WHITE proxy card or by following the instructions to vote your shares over the Internet, by telephone or in person at the Annual Meeting.

Your Board of Directors strongly urges you NOT to sign or return any [COLOR] proxy card or voting instruction form that the VIEX Group or any person other than the Company may send to you, even as a protest vote against the VIEX Group or any of VIEX’s director candidates. Even a “WITHHOLD” vote with respect to VIEX’s director candidates on its [COLOR] proxy card will cancel any previously submitted WHITE proxy card vote. If you do sign a proxy card sent to you by the VIEX Group, however, you have the right to change your vote by using the enclosed WHITE proxy card. Only the latest dated proxy card you vote will be counted.

All stockholders are cordially invited to attend the Annual Meeting in person. Only stockholders of record as of the close of business on May 11, 2016 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at our principal executive offices located at 900 Chesapeake Drive, Second Floor, Redwood City, California 94063 for 10 days before the meeting and during the meeting. Any stockholder of record in attendance at the Annual Meeting and entitled to vote may do so in person, even if such stockholder returned a proxy.

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. Please sign and return the enclosed WHITE proxy card as soon as possible in the envelope provided, or vote by telephone or via the Internet as provided in the WHITE proxy card. Voting by proxy will ensure your representation at the Annual Meeting if you do not attend in person. If you attend the meeting and you are a stockholder of record, you can revoke your proxy at any time before it is exercised at the meeting and vote your shares personally by following the procedures described in the Proxy Statement. If you hold your shares through a broker, bank, or other institution (the “holder”), please be sure to follow the voting instructions that you receive from the holder. The holder will not be able to vote your shares on any of the proposals unless you have provided voting instructions.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: MacKenzie Partners, Inc., toll free at (800) 322-2885.

We look forward to seeing you.

Sincerely,
/s/ Jim Stephens
Jim Stephens
Chairman of the Board of Directors

Redwood City, California
May 3, 2016

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Stockholders to be held on June 24, 2016

Our Proxy Statement is attached. Financial and other information concerning our company is contained in our Annual Report to Stockholders for the year ended December 31, 2015. Pursuant to rules promulgated by the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including the Proxy Statement, annual report and a WHITE proxy card, and by notifying you of the availability of these proxy materials on the Internet. This Proxy Statement and our annual report are available at http://stockholderdocs.com/sprt/.

IMPORTANT

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY [COLOR] PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE VIEX GROUP OR ANY PERSON OTHER THAN THE COMPANY EVEN AS A PROTEST VOTE AGAINST THE VIEX GROUP OR ANY OF VIEX’S DIRECTOR CANDIDATES. Any [COLOR] proxy card you sign and return from the VIEX Group for any reason could invalidate previous WHITE proxy cards sent by you to support the Company’s Board of Directors.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement.

IMPORTANT!
PLEASE VOTE THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY [COLOR] PROXY CARD OR VOTING
INSTRUCTION FORM SENT TO YOU BY THE VIEX GROUP

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting
your shares, please contact our proxy solicitor:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

Outstanding Equity Awards at 2015 Fiscal Year-End Table	56
2015 Option Exercises and Stock Vested	57
Pension Benefits and Nonqualified Deferred Compensation	57
Potential Payments Upon Termination or Change-in-Control	57
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	59
PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	60
PROPOSAL NO. 3: APPROVAL OF AMENDMENTS TO THE 2010 STOCK PLAN	61
PROPOSAL NO. 4: APPROVAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK WITHIN SPECIFIED RANGES	71
PROPOSAL NO. 5: APPROVAL TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE TOTAL NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE	79
PROPOSAL NO. 6: RATIFICATION OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN	81
PROPOSAL NO. 7: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	88
PROPOSAL NO. 8: LIMITED AUTHORIZATION TO ADJOURN THE ANNUAL MEETING	90
APPENDIX A: INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION	A-1
APPENDIX B: SECOND AMENDED AND RESTATED SUPPORT.COM, INC. 2010 EQUITY AND PERFORMANCE INCENTIVE PLAN	B-1
APPENDIX C: FORM OF AMENDMENT TO SUPPORT.COM’S RESTATED CERTIFICATE OF INCORPORATION	C-1
APPENDIX D: SECTION 382 TAX BENEFITS PRESERVATION PLAN	D-1

v

SUPPORT.COM, INC.
900 CHESAPEAKE DRIVE, SECOND FLOOR
REDWOOD CITY, CA 94063

PROXY STATEMENT FOR
2016 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 24, 2016

General

The Board of Directors (the “Board”) of Support.com, Inc. (“Support.com,” “the Company,” “we” or “our”) is soliciting proxies for the 2016 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held on Friday, June 24, 2016, at 10:00 a.m. Pacific Time, at the Hyatt House Belmont/Redwood Shores hotel located at 400 Concourse Drive, Belmont, California 94002, and at any adjournments, reschedulings, continuations or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

Our principal executive offices are located at the address listed at the top of the page, and the telephone number there is (650) 556-9440.

Important Information about the Annual Meeting and Voting

Q.	Will there be a proxy contest at the Annual Meeting?	A.

We have received notice from VIEX Opportunities Fund, LP — Series One, an affiliate of VIEX Capital Advisors, LLC, a Delaware limited liability company (“VIEX”), which owns together with BLR Partners LP, a Texas limited partnership, Bradley L. Radoff and Joshua E. Schechter, approximately 14.9% of the Company’s Common Stock, expressing the intention of VIEX to nominate five (5) candidates for election to our Board at the Annual Meeting. We do not endorse the election of any of VIEX’s director candidates. You may receive proxy solicitation materials from VIEX and/or other participants in its proxy solicitation (collectively, the “VIEX Group”) or other persons or entities affiliated with the VIEX Group, including an opposition proxy statement and proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the VIEX Group contained in any proxy solicitation materials filed or disseminated by the VIEX Group or any other statements that they may otherwise make.

You may receive multiple mailings from the VIEX Group. You will also likely receive multiple mailings from the Company prior to the date of the Annual Meeting, so that our stockholders have our latest proxy information and materials to vote. Proxy cards provided by the Company will be WHITE. Please see “What should I do if I receive a proxy card from the VIEX Group?” and “What does it mean if I receive more than one WHITE proxy card or voting instruction form?” below for more information.

In selecting the director nominees that we are proposing for election in this proxy statement, your Board has focused on selecting highly qualified board candidates with relevant technology industry experience, as well as other experiences and qualifications, who will work together constructively with a focus on enhancing our oversight, commitment to operational excellence, financial strength and the creation of long-term value for our stockholders. Your Board is pleased to nominate for election as directors the six (6) persons named in Proposal No. 1 in this proxy statement and on the enclosed WHITE proxy card. We believe our six (6) director nominees, Elizabeth Cholawsky, Elizabeth Fetter, Lowell Robinson, Toni Portmann, Tim Stanley, and Jim Stephens have the integrity, knowledge, breadth of relevant and diverse experience and commitment necessary to navigate the Company through the complex and dynamic business environment in which we operate and to create long-term value for our stockholders.

Our Board does not endorse any of VIEX’s nominees and unanimously recommends that you vote “FOR” each of the nominees proposed by the Board using the WHITE proxy card or by following the instructions for voting over the Internet, by telephone or in person at the Annual Meeting. Our Board strongly urges you NOT to sign or return any [COLOR] proxy card sent to you by the VIEX Group. If you have previously submitted a [COLOR] proxy card sent to you by the VIEX Group, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by casting a later-dated vote using the enclosed WHITE proxy card or voting over the Internet, by telephone or in person at the Annual Meeting. Only the latest dated, valid proxy you submit will be counted.

Q.	What should I do if I receive a proxy card from the VIEX Group?	A.

Our Board does not endorse any VIEX nominee and strongly urges you NOT to sign or return any proxy card or voting instruction form that you may receive from the VIEX Group or any person other than the Company, even as a protest vote against the VIEX Group or any of VIEX’s nominees. Voting to “WITHHOLD” with respect to any of VIEX’s nominees on its proxy card is not the same as voting for our Board’s nominees because a vote to “WITHHOLD” with respect to any of VIEX’s nominees on its proxy card will revoke any proxy you previously submitted and thus you will cancel any proxy previously given to the Company.

If you previously signed a proxy card sent to you by the VIEX Group, you can change or revoke that proxy and vote for the Board’s nominees by (i) visiting the website noted on the WHITE proxy card to submit your vote over the Internet, (ii) using the telephone number on the WHITE proxy card to submit your vote telephonically, (iii) signing, dating and returning the WHITE proxy card in the enclosed envelope to vote by mail, or (iv) attending the Annual Meeting to vote in person. Only your latest dated, valid proxy or vote will be counted at the Annual Meeting. Any proxy may be changed or revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” below.

If you need assistance changing or revoking your vote, please call the Company’s proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885.
Q.	Why did I receive these proxy materials?	A.

We are providing these proxy materials to you in connection with the solicitation by our Board of proxies to be voted at the Annual Meeting, to be held on Friday, June 24, 2016, at 10:00 a.m. Pacific Time, at the Hyatt House Belmont/Redwood Shores hotel located at 400 Concourse Drive, Belmont, California 94002. As a stockholder of record of the Company, you are invited to attend the Annual Meeting and you are entitled and requested to vote on the proposals described in this proxy statement.

Q.	What is included in the proxy materials?	A.	The proxy materials include this proxy statement, a WHITE proxy card and our 2015 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2015.

Q.	What are the recommendations of the Board?	A.	Our Board unanimously recommends that you vote your shares in accordance with the instructions on your WHITE proxy card as follows:
			•	(i)

“FOR” the proposal to elect Elizabeth Cholawsky, Elizabeth Fetter, Lowell Robinson, Toni Portmann, Tim Stanley, and Jim Stephens to the Board until our 2017 annual meeting of stockholders and thereafter until their successors are elected and qualified,

			•	(ii)

“FOR” the proposal to approve, on an advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2015, as described in the “Compensation Discussion and Analysis,” the executive compensation tables and the accompanying narrative disclosures in this Proxy Statement,

			•	(iii)

“FOR” the proposal to approve an amendment and restatement of the 2010 Equity and Performance Incentive Plan as Amended and Restated (such plan, prior to the amendment and restatement contemplated by this proxy statement, the “2010 Stock Plan”),

			•	(iv)

“FOR” the proposal to amend our Restated Certificate of Incorporation to effect a reverse stock split of our common stock within a range of one-for-three (1:3) to one-for-seven (1:7), as selected by our Board prior to the time of filing a Certificate of Amendment with the Delaware Secretary of State,

			•	(v)

subject to the approval of the previous proposal, “FOR” the proposal to amend our Restated Certificate of Incorporation to reduce proportionally the total number of shares of common stock that the Company is authorized to issue,

			•	(vi)	“FOR” the proposal to ratify our adoption of a Section 382 Tax Benefits Preservation Plan,

			•	(vii)	“FOR” the proposal to ratify the appointment of BDO as our independent registered public accounting firm for fiscal year 2016, and
			•	(viii)	“FOR” the limited authorization to adjourn the Annual Meeting if there are not sufficient votes to approve Proposal No. 4 and Proposal No. 5.
Our Board strongly urges you NOT to sign or return any [COLOR] proxy card sent to you by the VIEX Group.
Q.	Who can vote at the Annual Meeting and what are the voting rights of such stockholders?	A.

Our Board has fixed the close of business on May 11, 2016 as the Record Date for the determination of holders of our outstanding shares entitled to notice of, and to vote on, all matters presented at the Annual Meeting. Such stockholders will be entitled to one vote for each share held on each matter submitted to a vote at the Annual Meeting. As of the Record Date, we anticipate that there will be approximately 55,052,818 shares of the Company’s Common Stock issued and outstanding. We currently expect to commence the mailing of this Proxy Statement, the accompanying form of WHITE proxy card and the Company’s annual report to stockholders on or about May 4, 2016.

Q.	How do I vote?	A.	If you hold your shares directly and not through a bank, broker or other nominee, you may vote four ways:
(1)

Over the Internet: Refer to the enclosed WHITE proxy card or voting instruction form for instructions on voting your shares over the Internet, which will include the website and the control number to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

(2)

By Telephone: Refer to the enclosed WHITE proxy card or voting instruction form for instructions on voting your shares by telephone, which will include a toll-free number for the United States, Canada and Puerto Rico and the control number to access your account. Simply follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions.

(3)

By Mail: If you received your proxy materials by mail, complete and sign your WHITE proxy card or voting instruction form and mail it in the enclosed postage prepaid envelope we provided so that it is received by June 23, 2016, the day before the Annual Meeting, to be sure it is received in time to count.

(4)

In Person at the Meeting: If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting.

You will not be able to vote shares you hold in street name through a bank, broker or other nominee in person at the Annual Meeting unless you have a legal proxy from that bank, broker or other nominee issued in your name giving you the right to vote your shares.

Q.	How will my shares be voted if I do not return my proxy or do not provide specific voting instructions in the WHITE proxy card or voting instruction form that I submit?	A.

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the Annual Meeting. If you submit a WHITE proxy card without giving specific voting instructions on one or more matters listed in the notice for the meeting, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion on how to vote with respect to any other matters properly presented for a vote at the Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If your shares are held in street name at a broker, your broker may under certain circumstances vote your shares on “routine” matters if you do not timely provide voting instructions in accordance with the instructions provided by them. However, if you do not provide timely instructions, your broker does not have the authority to vote on any “non-routine” proposals at the Annual Meeting and a “broker non-vote” would occur. Because the Annual Meeting is expected to be the subject of a contested solicitation all proposals at the Annual Meeting are considered “non-routine” and therefore your bank, broker or other nominee does not have the authority to vote on a proposal at the Annual Meeting if you do not provide voting instructions with respect to such proposal.

Q.	How will my shares be voted if I mark “Abstain” on my proxy card?	A.

We will count a properly executed WHITE proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

Q.	Can I change my vote or revoke my proxy?	A.	If your shares are registered directly in your name, you may revoke your proxy or change your vote at any time before the Annual Meeting. To do so, you must do one of the following:
			(1)	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.
			(2)	Sign a new proxy and mail it as instructed above. Only your latest dated, valid proxy received will be counted.
(3)

Attend the Annual Meeting, request that your proxy be revoked and vote in person as instructed above. Attending the Annual Meeting will not revoke your Internet vote, telephone vote or proxy, as the case may be, unless you specifically request it.

			(4)	Deliver to our principal offices (Attention: Investor Relations) a written instrument that revokes the proxy.

If your shares are held in street name, you may submit a new, later-dated voting instruction form or contact your bank, broker or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question above entitled “How do I vote?”.

If you have previously signed a proxy card sent to you by the VIEX Group, you may change your vote by marking, signing, dating and returning the WHITE proxy card or by voting by telephone, via the Internet or in person at the Annual Meeting. Only the latest dated, valid proxy that you submit will be counted. Submitting a proxy card sent to you by the VIEX Group will revoke votes you have previously made via the Company’s WHITE proxy card.

Q.	What effect do broker non-votes have on the proposals?	A.

If you hold shares through an account with a broker, the voting of the shares by such broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). In uncontested solicitations, these rules allow brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered “non-routine,” brokers may not vote shares without your instruction. Shares that are voted on “routine” proposals by brokers but not on those proposals deemed “non-routine” are referred to as “broker non-votes” with respect to the “non-routine” proposals.

When a matter to be voted on at a stockholders meeting is the subject of a contested solicitation, under applicable rules of the NYSE, brokers do not have discretion to vote shares that they hold in their name on behalf of the beneficial holders. Because VIEX has submitted a notice of its intent to nominate directors, the Annual Meeting is expected to be the subject of a contested solicitation and therefore if you hold your shares in the name of your bank, broker or other nominee (sometimes called “street name” or “nominee name”) and you do not provide your bank, broker or other nominee with specific instructions regarding how to vote on a proposal to be voted on at the Annual Meeting, your bank, broker or other nominee will not be permitted to vote your shares on that proposal.

Please note that if your shares are held in “street name” and you want your vote to be counted on any of the proposals to be considered at the Annual Meeting, including the election of directors, you must instruct your bank, broker or other nominee how to vote your shares. If you do not provide voting instructions with respect to a proposal to be considered at the Annual Meeting, no votes will be cast on your behalf by your bank, broker or other nominee with respect to such proposal.

Q.	What does it mean if I receive more than one WHITE proxy card or voting instruction form?	A.

It generally means your shares are registered differently or are in more than one account. To ensure that all of your shares are voted, please vote using each WHITE proxy card or voting instruction form you receive or, if you vote by Internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone, Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided, or by voting by ballot at the Annual Meeting.

As previously noted, VIEX has provided us with a notice indicating that it intends to nominate five (5) nominees for election as directors at the Annual Meeting in opposition to the six (6) highly-qualified and experienced director candidates nominated by the Board. As a result, you may receive proxy cards from both the Company and the VIEX Group. To ensure that stockholders have the Company’s latest proxy information and materials to vote, the Board may conduct multiple mailings prior to the date of the Annual Meeting, each of which will include a WHITE proxy card. The Board encourages you to vote each WHITE proxy card you receive.

THE BOARD STRONGLY URGES YOU TO REVOKE ANY PROXY CARD YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM THE VIEX GROUP. Even a “WITHHOLD” vote with respect to VIEX’s director candidates on its proxy card will cancel any previously submitted WHITE proxy card.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY [COLOR] PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE VIEX GROUP, EVEN AS A PROTEST VOTE AGAINST THE VIEX GROUP OR VIEX’S DIRECTOR CANDIDATES.

Q.	How many shares must be present to hold the Annual Meeting?	A.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR” or “AGAINST” a proposal or marked “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting. Broker “non-votes”, if any, are also included for purposes of determining whether a quorum of shares of Common Stock is present at the Annual Meeting.

For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by mail or that are represented in person at the Annual Meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

Q.	What vote is required to approve each matter and how are votes counted?	A.	Proposal No. 1—Election of Six Directors

Proposal No. 1: VIEX has notified us that it intends to nominate five alternative nominees for election as directors at the Annual Meeting in opposition to the Board’s recommended nominees. Since directors are elected by a plurality of votes, the six nominees for director receiving the highest number of votes FOR election will be elected as directors.

If a stockholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes for each nominee. WHITE proxies signed and returned to the Company unmarked will be voted FOR the Board’s six (6) highly qualified and very experienced nominees (Elizabeth Cholawsky, Elizabeth Fetter, Lowell Robinson, Toni Portmann, Tim Stanley, and Jim Stephens).

If your shares are held by a bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal No. 1. In this regard, please note that brokers may not vote on the election of directors in the absence of specific client instructions. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.

Proposal No. 2—Advisory “Say-on-Pay” Vote on the Compensation of Our Named Executive Officers

Proposal No. 2: The proposal to approve the Company’s named executive officer compensation for the year ended December 31, 2015 is advisory and an affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter will signify an approval. Broker “non-votes”, if any, are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 2. Abstentions will have the effect of votes “AGAINST” Proposal No. 2.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, the Compensation Committee of our Board and our Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Proposal No. 3—Approval of Amendments to the 2010 Stock Plan

Proposal No. 3: The proposal to amend and restate the 2010 Stock Plan requires the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Broker “non-votes”, if any, are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 3. Abstentions will have the effect of votes “AGAINST” Proposal No. 3.

Proposal No. 4—Approval to Amend our Restated Certificate of Incorporation to effect a Reverse Stock Split of our Common Stock within Specified Ranges

Proposal No. 4: The proposal to amend our Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock within a range of one-for-three (1:3) to one-for-seven (1:7), as selected by our Board prior to the time of filing a Certificate of Amendment with the Delaware Secretary of State, requires the approval of holders of at least a majority of the outstanding shares of our Common Stock, and not merely the approval of a majority of the shares represented in person and by proxy at the Annual Meeting. Therefore, broker non-votes, if any, will count as votes “AGAINST” the proposal. Abstentions will have the effect of votes “AGAINST”.

Proposal No. 5—Approval to Amend our Restated Certificate of Incorporation to Reduce the Total Number of Shares of Common Stock that the Company is Authorized to Issue

Proposal No. 5: Subject to the approval of Proposal No. 4, the proposal to amend our Restated Certificate of Incorporation to reduce the total number of shares of Common Stock that the Company is authorized to issue in a manner proportional to the reverse stock split of our outstanding shares contemplated by Proposal No. 4, requires the approval of the holders of at least a majority of the outstanding shares of our Common Stock, and not merely the approval of a majority of the shares represented in person and by proxy at the Annual Meeting. Therefore, broker non-votes, if any, will count as votes “AGAINST” the proposal. Abstentions will have the effect of votes “AGAINST” Proposal No. 5.

Proposal No. 6—Ratification of our adoption of a Section 382 Tax Benefits Preservation Plan

Proposal No. 6: The proposal to ratify our adoption of a Section 382 Tax Benefits Preservation Plan requires the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Broker “non-votes”, if any, are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 6. Abstentions will have the effect of votes “AGAINST” Proposal No. 6.

Proposal No. 7—Ratification of Appointment of Independent Auditors

Proposal No. 7: The proposal to ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for fiscal year 2016 requires the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Broker “non-votes”, if any, are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 7. Abstentions will have the effect of votes “AGAINST” Proposal No. 7.

Although stockholder ratification of the appointment of BDO as our independent auditors for the fiscal year ending December 31, 2016 by the Audit Committee of our Board is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If such ratification is not approved at the Annual Meeting, our Audit Committee may reconsider its appointment of BDO as our independent auditors for the fiscal year ending December 31, 2016.

Proposal No. 8—Limited Authorization to Adjourn the Annual Meeting

Proposal No. 8: The proposal for limited authority to adjourn the Annual Meeting, if there are not sufficient votes to approve Proposal No. 4 and Proposal No. 5, requires the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Broker “non-votes”, if any, are not included in the tabulation of the voting results and, therefore, they do not have any effect on the voting results for Proposal No. 8. Abstentions will have the effect of votes “AGAINST” Proposal No. 8.

Q.	Who will serve as proxies for the Annual Meeting?	A.

Our Board is asking you to give your proxy to Elizabeth Cholawsky, our President and Chief Executive Officer, and Michelle Johnson, our Vice President, General Counsel and Secretary. Giving your proxy to Dr. Cholawsky and Ms. Johnson means that you authorize Dr. Cholawsky, Ms. Johnson, either of them or their duly appointed substitutes to vote your shares at the Annual Meeting in accordance with your instructions. You may vote “FOR” or “AGAINST” the proposals, or abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the Board recommendations.

Q.	Are there other matters to be voted on at the Annual Meeting?	A.

We do not know of any matters that may come before the Annual Meeting other than as discussed in this proxy statement. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter subject to compliance with Rule 14a-4(c) of the Exchange Act.

Q.	What is the Company’s Internet address?	A.

The Company’s Internet address is www.support.com. You can access this proxy statement and the 2015 Annual Report, which includes our Form 10-K for the fiscal year ended December 31, 2015, at this Internet address. The Company’s filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this proxy statement. In addition, none of the information on the other websites listed in this proxy statement is part of this proxy statement. These website addresses are intended to be inactive textual references only.

Q.	May I attend the Annual Meeting?	A.

Only holders of shares of outstanding Common Stock and their proxy holders as of the Record Date may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and photo identification to the Annual Meeting. For example, you could bring an account statement showing that you beneficially owned shares of Common Stock as of the Record Date as acceptable proof of ownership. You must also contact your broker and follow its instructions in order to vote your shares at the Annual Meeting. If you hold your shares through a broker you may not vote your shares at the Annual Meeting unless you have first followed the procedures outlined by your broker.

If you are a stockholder of record, please be prepared to provide proper identification, such as a driver’s license or state identification card. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the Record Date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the Annual Meeting.

Q.	Who will solicit proxies on behalf of the Board?	A.

Proxies may be solicited on behalf of the Board, without additional compensation, by the Company’s directors and certain executive officers. Such persons are listed in Appendix A to this proxy statement. Additionally, the Company has retained MacKenzie Partners, Inc., a proxy solicitation firm, which may solicit proxies on the Board’s behalf.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, internet and personal solicitation by our directors and certain executive officers (who will receive no additional compensation for such solicitation activities), or by MacKenzie Partners, Inc. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website or other websites is not part of this proxy statement.

Q.	What are the costs of soliciting these proxies?	A.

The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this proxy statement, the WHITE proxy card and any additional soliciting materials furnished to stockholders by or on behalf of the Company, will be borne by the Company. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2015 Annual Report, which includes our Form 10-K for the fiscal year ended December 31, 2015, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

Due to the possibility of a proxy contest, we have engaged the proxy solicitation firm of MacKenzie Partners, Inc. to solicit proxies from stockholders in connection with the Annual Meeting. MacKenzie Partners Inc. expects that approximately 25 of its employees will assist in the solicitation of proxies. We will pay MacKenzie Partners, Inc. a fee not to exceed $225,000 plus costs and expenses. In addition, MacKenzie Partners, Inc. and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

The Company estimates that its additional out-of-pocket expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the potential proxy contest will be $1.1 million in the aggregate, of which approximately $300,000 has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain MacKenzie Partners, Inc. as the Company’s proxy solicitor, as discussed above, fees of outside legal and public relation advisors to advise the Company in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.

Q.	Who can answer my questions?	A.

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have questions or require assistance in the voting of your shares, please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies:

105 Madison Avenue New York, New York 10016 (212) 929-5500 (Call Collect) or TOLL-FREE (800) 322-2885 Email: proxy@mackenziepartners.com
Q.	How can I obtain additional copies of these materials or copies of other documents?	A.

Complete copies of this proxy statement and the 2015 Annual Report, which includes our Form 10-K for the fiscal year ended December 31, 2015, are also available on our website at www.support.com. You may also contact MacKenzie Partners, Inc. for additional copies.

IMPORTANT

The VIEX Group may send you solicitation materials in an effort to solicit your vote to elect up to five (5) of VIEX’s nominees to the Board. THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE VIEX GROUP OR ANY PERSON OTHER THAN THE COMPANY, EVEN AS A PROTEST VOTE AGAINST THE VIEX GROUP OR VIEX’S NOMINEES. Any proxy you sign from the VIEX Group for any reason could invalidate previous WHITE proxy cards sent by you to support the Board.

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this proxy statement.

BACKGROUND OF THE EXPECTED CONTESTED SOLICITATION

The following is a chronology of the material contacts and events in our relationship with the VIEX Group leading up to the filing of this proxy statement:

•	On June 23, 2015, BLR Partners LP began accumulating shares of Common Stock with its acquisition of 22,200 shares of Common Stock.
•

On October 5, 2015, the members of the VIEX Group jointly filed a Schedule 13D (the “Schedule 13D”) with the SEC to report that, as of October 2, 2015, the VIEX Group had become the beneficial owner of approximately ten and one half percent (10.5%) of the issued and outstanding shares of Common Stock.

•

On October 9, 2015, Joshua E. Schechter and Eric Singer delivered a letter to the Board indicating, among other things, their belief that the Company should refrain from making any material acquisitions. Also on October 9, 2015, the VIEX Group filed Amendment No. 1 to the Schedule 13D in which it disclosed the delivery of the above referenced letter to the Board and that, as of October 8, 2015, it owned approximately twelve and three tenths percent (12.3%) of Common Stock.

•

On October 12, 2015, Mr. Schechter had a telephone conversation with Elizabeth Cholawsky, the Company’s President and Chief Executive Officer, at which the parties discussed Mr. Schechter’s proposed terms for avoiding a proxy contest at the Annual Meeting.

•	On October 13, 2015, the Company adopted a limited-duration stockholder rights plan with a 15% ownership threshold and an expiration date of October 10, 2016.
•

On October 15, 2015, the VIEX Group filed Amendment No. 2 to the Schedule 13D in which it disclosed its view that the Board should retain an investment bank to review strategic alternatives, referenced the stockholder rights plan adopted by the Company on October 13, 2015, and indicated that as of October 14, 2015 it owned approximately thirteen and one half percent (13.5%) of Common Stock.

•

On October 29, 2015, Jim Stephens, Chairman of the Board, delivered a letter to Mr. Schechter indicating that the Company remained interested in reaching an amicable resolution with the VIEX Group that would avoid a proxy contest at the Annual Meeting.

•

On October 29, 2015, Messrs. Singer and Schechter and Bradley L. Radoff delivered a letter to the Board to, among other things, express their belief that the Company should promptly engage a financial advisor to explore strategic alternatives.

•

On October 30, 2015, the VIEX Group filed Amendment No. 3 to the Schedule 13D in which it disclosed the delivery of the October 29th letter to the Board and that as of October 29, 2016 it owned approximately fourteen and eight tenths percent (14.9%) of Common Stock.

•

On November 10, 2015, Messrs. Singer, Radoff and Schechter delivered a letter to the Board requesting that the Board call a special meeting of stockholders to allow stockholders to make changes to the Board’s composition. The VIEX Group also filed Amendment No. 4 to the Schedule 13D in which it disclosed its delivery of the above referenced letter to the Board.

•

On December 4, 2015, the Company proposed to the VIEX Group a framework for avoiding a proxy contest at the Annual Meeting that contemplated, among other things, the Company expanding the size of the Board from six (6) to eight (8) members, appointing two mutually agreeable candidates to the Board, having one (1) incumbent member of the Board not stand for re-election at the Annual Meeting and reducing the Board to seven (7) members following the certification of the stockholder vote at the Annual Meeting. The VIEX Group indicated to the Company that it was not interested in engaging with the Company with regards to such a framework.

•

On December 18, 2015, Dr. Cholawsky and Roop Lakkaraju, the Company’s Executive Vice President, Chief Financial Officer and Chief Operating Officer, had a telephone conversation with Mr. Radoff in which Mr. Radoff proposed that as part of a settlement framework for avoiding a proxy contest at the Annual Meeting the Company should consider appointing Mr. Schechter and Richard A. Bloom to the Board.

•

On December 23, 2015, Dr. Cholawsky sent a letter to Mr. Radoff indicating that neither of the director candidates that Mr. Radoff proposed on December 18, 2015, Messrs. Schecter and Bloom, have any relevant industry expertise in areas that would help the Company execute on its strategy and requested that the VIEX Group identify to the Company director candidates who are independent of the VIEX Group and who have complementary and relevant industry expertise in areas that would help the Company execute on its strategy.

•

On December 28, 2015, Dr. Cholawsky conducted an in-person interview of Mr. Bloom, one of the VIEX Group’s proposed director candidates. During the course of the interview, it was confirmed that Mr. Bloom had no experience with SaaS and that he had limited public company board and corporate governance experience.

•

On January 6, 2016, a member of the Nominating and Corporate Governance Committee conducted an in-person interview of Mr. Bloom. During the course of the interview, it was once again confirmed that Mr. Bloom had no experience with SaaS and that he had limited public company board and corporate governance experience.

•

On January 6, 2016, Dr. Cholawsky met with Mr. Singer at the CES consumer electronics tradeshow. During the course of their discussion Mr. Singer, among other things, threatened the Company with a proxy contest.

•	On January 13, 2016, Dr. Cholawsky and Mr. Stephens conducted a video interview of Mr. Schechter. During the course of the interview, it was confirmed that Mr. Schechter had no experience with SaaS.
•

On January 23, 2016, Dr. Cholawsky sent an e-mail to Mr. Radoff informing him that, after reviewing the qualifications of Messrs. Bloom and Schechter, the Nominating and Corporate Governance Committee had chosen not to appoint Messrs. Bloom and Schechter to the Board as neither of them have complementary and relevant industry expertise that would help the Company execute on its strategy..

•

On January 25, 2016, Messrs. Singer, Radoff and Schechter delivered a letter to Mr. Stephens to, among other things, express their intent to eventually seek control of the Board at the Annual Meeting. On the same day, the VIEX Group filed Amendment No. 5 to the Schedule 13D in which it disclosed the delivery of the above-referenced letter to Mr. Stephens, the name change of certain of the reporting persons and that as of January 22, 2016 the VIEX Group owned approximately fourteen and nine tenths percent (14.9%) of Common Stock.

•

On March 7, 2016, the Company publicly announced that it had appointed Tim Stanley to its Board as an independent director, effective March 4, 2016, replacing then incumbent director Mark Fries who had chosen to retire from the Board.

•

On March 15, 2016, the Company publicly announced that it had appointed Elizabeth Fetter and Lowell Robinson to its Board as independent directors, effective March 14, 2016. Ms. Fetter and Mr. Robinson replaced then incumbent directors Martin O’Malley and Shawn Farshchi who had each chosen to retire from the Board.

•

On March 25, 2016, VIEX delivered a letter to the Company to provide notice of its intention to nominate five (5) director candidates for election to the Board at the Annual Meeting and, thereby, seek control of the Board. The five proposed director candidates were Messrs. Singer, Radoff, Schechter, and Bloom and Brian J. Kelley.

•

On March 28, 2016, the Company issued a press release acknowledging receipt of the VIEX Group’s notice of nomination with respect to its intent to nominate five (5) director candidates for election to the Board at the Annual Meeting in an attempt to replace more than a majority of the Company’s six (6) member Board at the Annual Meeting.

•

On March 29, 2016, the VIEX Group filed Amendment No. 6 to the Schedule 13D in which it disclosed that it had submitted to the Company an advance notice of nomination with respect to its intention to nominate Messrs. Singer, Radoff, Schechter, Bloom and Kelley for election to the Board at the Annual Meeting, that it had issued a press release related to its advance notice of nomination and that it now owned approximately fourteen and eight tenths percent (14.9%) of Common Stock.
•	On April 20, 2016, the Company adopted the Tax Benefits Preservation Plan and, concurrently, terminated the limited duration stockholder rights plan that had been adopted on October 13, 2015.
•	On April 22, 2016, the Company filed this preliminary proxy statement with the SEC with respect to the Annual Meeting.

OUR BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE VIEX GROUP, EVEN AS A PROTEST VOTE AGAINST THE VIEX GROUP OR ANY OF THE VIEX GROUP’S DIRECTOR CANDIDATES, AS DOING SO WILL INVALIDATE ANY PRIOR VOTE YOU SUBMITTED ON THE WHITE PROXY CARD IN SUPPORT OF THE COMPANY’S DIRECTOR NOMINEES.

STOCKHOLDER MATTERS

Stockholder Communications with our Board

Our Board believes it is in the best interest of the Company and our stockholders to maintain a policy of open communication between our stockholders and the Board. Accordingly, our Board has adopted the following procedures for stockholders who wish to communicate with the Board:

Stockholders who wish to communicate with the Board or with specified directors should do so by sending any communication to The Board of Directors, c/o Investor Relations, Support.com, Inc., 900 Chesapeake Drive, Second Floor, Redwood City, California 94063, or by sending an email to IR@support.com.

Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Investor Relations department will forward such communication to the full Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Investor Relations department (after consultation with the Company’s legal department, if appropriate) shall have the authority to discard the communication or take appropriate legal action regarding the communication.

Stockholder Proposals

Pursuant to Rule 14a-8 of the Exchange Act, any proposal that a stockholder intends to present at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), for inclusion in the proxy statement for the 2017 Annual Meeting, must be submitted to the attention of the Corporate Secretary at our principal offices, located at 900 Chesapeake Drive, Second Floor, Redwood City, California 94063, no later than January 4, 2017. In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. In addition, our Amended and Restated Bylaws require that we be given advance written notice for nominations for election to our Board and of other business that stockholders wish to present for consideration at an annual meeting of stockholders (other than those proposals of business intended to be included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act). The required notice must be delivered by the stockholder and received by our Corporate Secretary at our principal offices, located at 900 Chesapeake Drive, Second Floor, Redwood City, California 94063, and must otherwise meet the requirements set forth in our Amended and Restated Bylaws. The required notice must be made in writing and delivered or mailed by first class United States mail, postage prepaid, to our Corporate Secretary at our principal offices, and received not later than the close of business on April 25, 2017, but not before March 26, 2017, which is not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the first anniversary of the Annual Meeting. However, in the event the 2017 Annual Meeting is scheduled to be held on a date before May 25, 2017, or after August 23, 2017, which are dates thirty (30) calendar days before or sixty (60) calendar days after the first anniversary of the Annual Meeting, then such advance notice must be received by us not later than the close of business on the later of (1) the 60th calendar day prior to the 2017 Annual Meeting and (2) the 10th calendar day following the day on which notice of the date of the 2017 Annual Meeting is mailed or public disclosure of the date of the 2017 Annual Meeting is made, whichever first occurs (or if that day is not a business day for the Company, on the next succeeding business day). For each matter the stockholder proposes to bring before the 2017 Annual Meeting, the stockholder’s notice to our corporate secretary must include specific information called for in our Amended and Restated Bylaws.

If a stockholder who wishes to present a proposal before the 2017 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required date, the proxies that our Board solicits for the 2017 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the Securities and Exchange Commission’s (the “SEC”) proxy rules, including Rule 14a-4(c) of the Exchange Act.

CORPORATE GOVERNANCE

Our Corporate Governance Policies Reflect Best Practices

•	Annual election of all directors
•	Independent directors meet without management
•	Audit, compensation and nominating committee memberships restricted to independent directors
•	All directors (other than CEO) qualify as independent directors under listing standards of Nasdaq
•	Separate Board Chairman & CEO (independent Chairman of the Board)
•	Stock ownership guidelines for executive officers and directors
•	Clear and robust corporate governance guidelines
•	Stockholders have the right to remove directors with or without cause
•	Annual Board and committee self-evaluations
•	Board orientation and education program
•	Anti-hedging and anti-pledging policy applicable to all directors and employees
•	Board Diversity (half of board members are women)
•	Board Refreshment (3 of 6 directors appointed in 2016)
•	Risk oversight by the full Board and committees

Corporate Governance Guidelines

The Board is committed to sound and effective corporate governance practices designed to serve the best interests of the Company and our stockholders. These governance principles and procedures are reflected in our Corporate Governance Guidelines (the “Guidelines”). Among other matters, the Guidelines address the composition of the Board, Board operations, director qualifications and independence, director responsibilities, Board committees, Board and management evaluation, and management succession planning. The Guidelines are available on our website at:

http://www.support.com/wp-content/uploads/2015/03/Corporate-Governance-Guidelines.pdf

Copies of the Guidelines are also available in print upon written request to Support.com, Inc., Attention: Corporate Secretary, 900 Chesapeake Drive, Second Floor, Redwood City, California 94063.

Stock Ownership Guidelines

To further align the interests of our executive officers and non-employee directors with the interests of the Company’s stockholders, the Board has determined that such persons should hold shares of the Company’s Common Stock that have a fair market value commensurate with their respective roles with the Company. These guidelines ensure that all executive officers and non-employee directors have a significant personal investment in the Company through their ownership of shares in the Company. Our stock ownership guidelines are applicable to all executive officers who are required to file reports pursuant to Section 16 of the Exchange Act and require the following levels of stock ownership as a multiple of the individual’s respective base salary: Chief Executive Officer: 3X, Chief Financial Officer: 3X, and our other executive officers: 2X. Our stock ownership guidelines are also applicable to all non-employee directors and require that such persons own shares of Common Stock of the Company in an amount no less than one (3) times their annual cash retainer for their director service.

Code of Ethics

Integrity is one of our core values. The Board has adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) applicable to our employees, officers and directors. The Code of Ethics is designed to deter wrongdoing and to promote honest and ethical conduct. The Code of Ethics includes standards designed to ensure full, accurate, and timely disclosure in reports filed with the SEC, promote compliance with laws, eliminate or properly manage conflicts of interest, encourage prompt internal reporting of violations of the Code of Ethics, and ensure accountability for the adherence to the Code of Ethics. The Code of Ethics is available on our website at:

http://www.support.com/wp-content/uploads/2015/03/Code-of-Ethics-and-Business-Conduct.pdf

Copies of the Code of Ethics are also available in print upon written request to Support.com, Inc., Attention: Corporate Secretary, 900 Chesapeake Drive, Second Floor, Redwood City, California 94063.

Director Independence

It is our policy that a majority of our directors be independent. The Board has determined that five of our six directors are independent, namely Messrs. Stephens, Robinson, Stanley, and Mses. Fetter and Portmann, based on the listing standards of the NASDAQ Global Select Market (“Nasdaq”) and applicable laws and regulations. Our Board has also determined that the only director who is standing for election to the Board and is not independent is Dr. Cholawsky, our President and Chief Executive Officer.

Board Leadership and Risk Oversight

The Board has determined that having an independent director serve as Chairperson of the Board is in the best interest of stockholders at this time. As a result, positions of Chairperson of the Board and Chief Executive Officer are generally not held by the same person. This structure promotes active participation of the independent directors in setting agendas and establishing priorities for the work of the Board. While the Board believes its current leadership structure is appropriate at this time, the Board may determine in the future that the positions of Chairperson of the Board and Chief Executive Officer should be held by the same individual.

The Board is primarily responsible for the oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility by requiring each committee chairperson to regularly report to the Board regarding the committee’s considerations and actions, and by requiring officers responsible for the oversight of particular risks within the Company to report on a regular basis as well.

In addition to regular required reporting from committees and officers, the Board also consults with third-party advisors in order to maintain oversight of risks that could affect the Company, including reviews with the Company’s independent registered public accounting firm and compliance experts for internal controls and tax, as well as outside counsel, independent compensation consultants, insurance brokers and others. These advisors are consulted on a periodic basis and as particular issues arise in order to provide the Board with the benefit of independent expert advice and insights on risk- related matters.

The Board conducts regularly scheduled meetings throughout the year, and also acts at special meetings and by unanimous written consent, as may be appropriate. During 2015, the Board held 14 meetings. During their respective terms, all directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which such directors served in 2015. Director attendance at the Company’s Annual Meeting is encouraged but not required. All directors attended the 2015 Annual meeting of stockholders.

Executive Sessions

Our independent directors meet at least four times per year in executive session without management or non-independent directors present.

Committees of the Board

Our Board delegates certain responsibilities to committees of directors. These committees are comprised entirely of independent directors except for the Strategy Committee, upon which our Chief Executive Officer is permitted to serve. The Board has a standing Nominating and Corporate Governance Committee, Strategy Committee, Compensation Committee, and Audit Committee. Members of these committees are selected by the Board upon the recommendation of the Nominating and Corporate Governance Committee. The charter of each of these standing Board committees is available through our website at:

http://corp.support.com/company/investor-relations/corporate-governance/

Committee charters are also available in print upon written request to Support.com, Inc., Attention: Corporate Secretary, 900 Chesapeake Drive, Second Floor, Redwood City, California 94063.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee’s primary functions are to seek and recommend to the Board qualified candidates for election or appointment to the Board, and to oversee matters of corporate governance, including the evaluation of the Board’s performance and processes and assignment of members to committees established by the Board.

During 2015, the members of the Nominating and Corporate Governance Committee were Messrs. Fries and Stephens, and Ms. Portmann. Mr. Fries served as Chairperson of the Nominating and Corporate Governance Committee throughout 2015. The Nominating and Corporate Governance Committee held three meetings during 2015. As previously reported on Form 8-K, on March 4, 2016, Mr. Fries resigned as a member of the Board and as a member of all committees of the Board on which he served, including the Nominating and Corporate Governance Committee. Mr. Fries’ resignation was not in connection with a disagreement relating to the Company’s operations, policies or practices. On March 4, 2016, the Board appointed Mr. Stanley to serve as a director of the Company, filling the vacancy created on the Board as a result of Mr. Fries’ resignation. In connection with his election to the Board, Mr. Stanley was appointed to the Nominating and Corporate Governance Committee. Also on March 4, 2016, the Board appointed Ms. Portmann to serve as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee now consists of Ms. Portmann (Chair) and Messrs. Stanley and Stephens.

Compensation Committee

Our Compensation Committee’s principal responsibilities are to determine all compensation of the Company’s Chief Executive Officer and other officers who are reporting persons under Section 16 of the Exchange Act and the rules and regulations promulgated thereunder (“Section 16 Officers”); act as plan administrator for our equity incentive plans; review the annual performance of the Chief Executive Officer; and provide guidance to the Chief Executive Officer for the annual performance appraisals of other Section 16 Officers. The Compensation Committee may, by resolution passed by a majority of the members of the Compensation Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Compensation Committee and having powers as delegated by the resolutions of the Compensation Committee, but only to the extent permitted by applicable law or listing standard. Further, the Compensation Committee may delegate to the Company’s Chief Executive Officer the authority to make grants of equity awards under the Company’s stock plans to employees of the Company or any subsidiary thereof who are not members of the Board, the Chief Executive Officer or other Section 16 Officers.

During 2015, the members of the Compensation Committee were Messrs. Stephens, Farshchi, and Ms. Portmann. Mr. Stephens served as Chairperson of the Compensation Committee throughout 2015. The Compensation Committee held eight meetings during 2015. As previously reported on Form 8- K, on March 14, 2016, Mr. Farshchi resigned as a member of the Board and as a member of all committees of the Board on which he served, including the Compensation Committee. Mr. Farshchi’s resignation was not in connection with a disagreement relating to the Company’s operations, policies or practices. On March 14, 2016, the Board appointed Mr. Robinson to serve as a director of the Company. In connection with his election to the Board, Mr. Robinson was appointed to the Compensation Committee. The Compensation Committee now consists of Mr. Stephens (Chair), Ms. Portmann and Mr. Robinson.

Audit Committee

The Audit Committee assists the Board in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for the appointment, retention, compensation and oversight of the work of our independent registered public accounting firm. The Audit Committee’s primary functions are to approve the provision of all auditing services and to approve the terms and fees of all non-audit services provided by the independent registered public accounting firm; meet and consult with the independent registered public accounting firm; advise and assist the Board in evaluating the independent registered public accounting firm; review the Company’s consolidated financial statements to be included in filings with the SEC; supervise the Ethics Committee’s (the Ethics Committee is comprised of our General Counsel and our Chief Financial Officer) review of related party transactions; and establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

During 2015, the members of the Audit Committee were Messrs. Farshchi, O’Malley, and Fries. Mr. O’Malley served as Chairperson of the Audit Committee throughout 2015. The Board has determined that Mr. O’Malley, an independent director based on the Nasdaq listing standards and applicable laws and regulations, is also a financial expert as defined under SEC rules. In addition, the Board has determined that each member of the Audit Committee who served on the Audit Committee in 2015 is financially literate, has the requisite financial sophistication as required by the applicable Nasdaq listing standards and is independent under the Nasdaq listing standards, SEC rules and applicable laws and regulations relating to the independence of Audit Committee members. The Audit Committee held nine meetings during 2015.

As previously reported on a Current Report on Form 8-K, on March 4, 2016, Mr. Fries resigned as a member of the Board and as a member of all committees of the Board on which he served, including the Audit Committee. His resignation was not in connection with a disagreement relating to the Company’s operations, policies or practices. Also on March 4, 2016, in accordance with Nasdaq rules, the Board appointed Mr. Stephens to the Audit Committee. At the time of his appointment to the Audit Committee, Mr. Stephens was not considered independent under the Nasdaq rules relating to the independence of Audit Committee members. Nevertheless, the Board determined, in accordance with Nasdaq rules, that it was appropriate to appoint Mr. Stephens to the Audit Committee for a limited period of time due to the exceptional circumstances then existing. Such exceptional circumstances included that the Board was in the process of being substantially refreshed and, in connection therewith, all three members of the Audit Committee would be replaced, and, accordingly, that it was in the best interests of the Company and its stockholders to appoint Mr. Stephens to the Audit Committee given his strong understanding of the Company’s financial condition and financial statements gained from his many years of service on the Company’s Board and as Chairman. On April 20, 2016, after the Board determined that an appropriate transition had occurred for the Board’s three newest members, Mr. Stephens resigned as a member of the Audit Committee and Tim Stanley was appointed to the Audit Committee.

As previously reported on a Current Report on Form 8-K, on March 14, 2016, Messrs. Farshchi and O’Malley resigned as members of the Board and as members of the Audit Committee. Their resignations were not in connection with a disagreement relating to the Company’s operations, policies or practices. On March 14, 2016, the Board appointed Ms. Fetter and Mr. Robinson to serve as directors of the Company. In connection with their election to the Board, Ms. Fetter and Mr. Robinson were each appointed to the Audit Committee. The Audit Committee now consists of Mr. Robinson (Chair), Mr. Stanley and Ms. Fetter. The Board has determined that Mr. Robinson, an independent director based on the Nasdaq listing standards and applicable laws and regulations, is also a financial expert as defined under SEC rules. In addition, the Board has determined that each current member of the Audit Committee is financially literate, has the requisite financial sophistication as required by the applicable Nasdaq listing standards and is independent under the Nasdaq listing standards, SEC rules and applicable laws and regulations relating to the independence of Audit Committee members.

Additional information regarding the Audit Committee is included in the “Report of the Audit Committee of the Board of Directors” below.

Strategy Committee

The Strategy Committee advises and makes recommendations to the full Board with respect to the strategic direction of the Company and, in connection therewith, assists our Board with reviewing long-term business objectives and plans developed by management, assessing the extent to which meeting such objectives and pursuing such plans would drive stockholder value creation, overseeing the continued evolution of Support.com’s strategic plan and monitoring its implementation and evaluating strategic initiatives to drive revenue growth and create long-term value for all stockholders, whether organically or through partnerships, strategic alliances, joint ventures, co-marketing arrangements or acquisitions.

On March 4, 2016, the Board formed the Strategy Committee and appointed as members Dr. Cholawsky and Messrs. Farshchi, Stephens and Stanley. Since March 4, 2016, Mr. Stephens has served as Chairperson of the Strategy Committee. On March 14, 2016, Mr. Farshchi resigned as a member of the Board and as a member of the Strategy Committee. On March 14, 2016, Ms. Fetter was appointed as member of the Strategy Committee. The Strategy Committee now consists of Mr. Stephens (Chair), Dr. Cholawsky, Ms. Fetter, and Mr. Stanley.

Director Qualifications

The primary qualifications for service on the Board are a distinguished record of leadership and success, and an ability to make substantial contributions to the Board and Support.com. The Nominating and Corporate Governance Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members, and will continue to do so as the Company and its needs continue to change as the Board pursues its various strategic initiatives for driving stockholder value creation. The 2016 additions of directors Stanley, Fetter and Robinson resulted from an extensive search and vetting process overseen by the Nominating and Corporate Governance Committee.

Additionally, the Nominating and Corporate Governance Committee has determined that it will consider a number of other factors, skills and characteristics in evaluating candidates for the Board, such as:

•	The candidate’s ability to comprehend our strategic goals and to help guide us towards the accomplishment of those goals;
•	The candidate’s history of conducting his/her personal and professional affairs with the utmost integrity and observing the highest standards of values, character and ethics;
•	The candidate’s time availability for in-person participation at board of directors and committee meetings;
•	The candidate’s judgment and business experience with related businesses or other organizations of comparable size;

•

The knowledge and skills the candidate would add to the board of directors and its committees, including the candidate’s knowledge of the SEC and Nasdaq regulations, and accounting and financial reporting requirements;

•	The candidate’s ability to satisfy the criteria for independence established by the SEC and Nasdaq;
•	The candidate’s business management and leadership experience;
•	The overall financial acumen of the candidate;
•	The candidate’s technical knowledge;
•	The candidate’s industry knowledge;
•	The functional experience of the candidate;
•	The risk management experience of the candidate;
•	The gender and cultural diversity of the candidate;
•	The makeup, skills and experience of the board as a whole; and
•	The interplay of the candidate’s experience with the experience of other board members.

Further, the Board believes that it should be a diverse body. Accordingly, specific consideration is given to, among other things, diversity of background and the experience a candidate would bring to the Board, as stated in the Guidelines. The Board defines “diversity” broadly for this purpose to include both professional and personal backgrounds, skills sets and business perspectives, as well as in terms of the Company’s standing policies promoting diversity and non-discrimination based on factors such as race, color, national origin, religion, sexual orientation and gender. With respect to gender diversity, we note that three of our six board members are women.

Director Nominations

The Nominating and Corporate Governance Committee considers and recommends candidates for Board membership. In general, candidates may be suggested by Board members, management, or our stockholders. The Nominating and Corporate Governance Committee also has, on occasion, retained third-party executive search firms to identify independent director candidates. After completing an evaluation and review of a director candidate, the Nominating and Corporate Governance Committee makes a recommendation to the full Board, and the Board determines whether the candidate should be nominated as a director.

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. Such nominations should be directed to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, at our principal executive offices: 900 Chesapeake Drive, Second Floor, Redwood City, California 94063.

Compensation Committee Interlocks and Insider Participation

None of the Company’s named executive officers serves, nor at any time during 2015 served, as a member of the board or Compensation Committee of any other entity whose executive officer(s) serve as a member of the Company’s Board or Compensation Committee.

Section 16(a) Beneficial Ownership Compliance

Under the federal securities laws of the United States, Support.com’s directors, Section 16 Officers and any persons holding more than 10% of the Common Stock are required to report their initial ownership of Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established and we are required to identify in this Proxy Statement those persons who failed to timely file these reports. Based solely on a review of Forms 3, 4 and 5 and any amendments thereto furnished to us, we believe that all of the Section 16 filing requirements were timely satisfied for 2015.

Certain Relationships and Related-Party Transactions

We have a process for review and approval of any relationships and transactions in which we and our directors, officers, 5% stockholders or their immediate family members (“Related Persons”) are participants to determine whether those Related Persons may have a direct or indirect material interest. We collect and update information about the affiliations of our Section 16 Officers and directors annually through Director & Officer Questionnaires and we maintain and use a list of known related parties to identify any transactions with Related Persons. In addition, at the close of each fiscal quarter we survey our Finance, Legal and executive staff for knowledge of transactions with Related Persons. Our Ethics Committee reviews any such related party transactions under the supervision of the Audit Committee. Our Ethics Committee is comprised of our General Counsel and our Chief Financial Officer and operates as described in the Code of Ethics.

There have been no related-party transactions since the beginning of fiscal 2015, and there are no currently proposed transactions, in which (a) Support.com was a participant, (b) the amount involved exceeded $120,000, and (c) any Related Person had a direct or indirect material interest.

Anti-Hedging Policy

In accordance with our insider trading policy, we do not permit any directors or employees, including the executive officers, to trade in any interest or position relating to the future price of Support.com securities, such as short-sales, market options, or other transactions on derivatives of our securities.

Anti-Pledging Policy

In accordance with our insider trading policy, we do not permit any directors or executive officers to enter into any new pledge or margin arrangements that use our Company’s stock as collateral for a loan or other purposes, except with the prior approval of the Nominating and Corporate Governance Committee based on the demonstrated financial ability of such director or executive officer.

DIRECTOR COMPENSATION

We compensate our non-employee directors for serving on our Board. We do not pay Dr. Cholawsky, the only Company employee to serve as director during 2015, any additional compensation for serving on our Board or any committee in addition to her compensation as an employee. Our Board reviews from time to time the compensation we pay to our non-employee directors and adjusts, as appropriate, such compensation. The compensation we pay to our non-employee directors consists of two components: equity and a cash retainer.

Equity. On the date that an individual first becomes a non-employee director, we grant him or her an option to purchase 40,000 shares of Common Stock. These grants are currently made under the 2010 Stock Plan. These options vest in equal monthly installments over a 48-month period. Options granted to non-employee directors have an exercise price equal to the closing price of Common Stock on Nasdaq on the date of grant and a term of 10 years. Additionally, at the conclusion of each regular annual meeting of our stockholders, each continuing non-employee director receives a grant of restricted stock units (“RSUs”) under our 2010 Stock Plan. The total number of shares of Common Stock subject to each director RSU grant is equal to $50,000 divided by the closing price of a share of Common Stock on Nasdaq on the date of grant, rounded down to the next full share, or such other amount as may be determined by the Board at the time of the grant.

RSUs granted to non-employee directors vest on the one-year anniversary of the date of grant. All equity grants to non-employee directors vest in accordance with the terms of the agreement upon a change of control in conjunction with certain terminations of service.

Cash Retainer. We pay non-employee directors an annual retainer of $30,000 for serving as a director. We pay additional annual retainers of $16,250, $15,000, $10,000, $10,000, and $7,500 to the chairperson of each of the Board, the Audit Committee, the Compensation Committee, Strategy Committee and the Nominating and Corporate Governance Committee, respectively; and $7,000, $5,000, $5,000, and $2,800 to each non-chair member of the Audit Committee, the Compensation Committee, Strategy Committee, and the Nominating and Corporate Governance Committee, respectively. The cash retainers are paid quarterly. The Board approved the formation of the Strategy Committee on March 4, 2016.

The following table sets forth a summary of the compensation paid to our non-employee directors for service in 2015. The compensation we paid to Dr. Cholawsky for service in 2015 is included in the 2015 Summary Compensation Table below showing the compensation for our named executive officers. Dr. Cholawsky received no additional compensation for 2015 in respect of her service as a member of our Board or any committee thereof.

2015 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Option Awards	RSU Awards (1)	All Other Compensation	Total
Shawn Farshchi (2)	$42,000	-	$50,000	-	$92,000
Mark Fries (3)	$44,500	-	$50,000	-	$94,500
J. Martin O’Malley (4)	$45,000	-	$50,000	-	$95,000
Toni Portmann	$37,800	-	$50,000	-	$87,800
Jim Stephens	$59,050	-	$50,000	-	$109,050
(1)

These amounts represent the aggregate grant date fair value computed in accordance with Accounting Standard Codification (“ASC”) Topic 718, Compensation – Stock Compensation, of the non-employee directors’ RSU awards in fiscal 2015, excluding the effect of certain forfeiture assumptions. See Note 1 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for details as to the assumptions used to determine the aggregate grant date fair values of the RSU awards. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015. As of December 31, 2015, our non-employee directors held options to purchase shares of Common Stock and unvested RSUs that had been granted by us as director compensation representing the following number of shares of Common Stock: Mr. Farshchi, 38,000 stock options and 34,722 RSUs; Mr. Fries, 68,000 stock options and 34,722 RSUs; Mr. O’Malley, 38,000 stock options and 34,722 RSUs; Ms. Portmann, 58,000 stock options and 34,722 RSUs; and Mr. Stephens, 38,000 stock options and 34,722 RSUs.

(2)	Mr. Farshchi resigned as a member of the Board effective March 14, 2016.
(3)	Mr. Fries resigned as a member of the Board effective March 4, 2016.
(4)	Mr. O’Malley resigned as a member of the Board effective March 14, 2016.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 18, 2016 with respect to the beneficial ownership of shares of Common Stock by: (i) each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) who is known by us to beneficially own more than 5% of the outstanding shares of our Common Stock; (ii) each of the Company’s named executive officers listed in the Summary Compensation Table under the section entitled “Executive Compensation”; (iii) each of our directors; and (iv) all directors and named executive officers of the Company as a group. On April 18, 2016, 54,959,716 shares of Common Stock were issued and outstanding. Ownership information is based on information furnished by the respective individuals or entities, as the case may be.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Outstanding (1)
5% or More Stockholders:
VIEX Capital Advisors, LLC and affiliates (2)	8,131,218	14.79%
Prescott General Partners LLC and affiliates (3)	3,756,364	6.83%
Royce & Associates, LLC (4)	3,723,341	6.77%
Kennedy Capital Management, Inc. (5)	3,050,279	5.55%
Directors and Named Executive Officers (6):
Elizabeth Cholawsky (7)	178,127	*
Roop Lakkaraju (8)	328,231	*
Shaun Donnelly (9)	317,956	*
Greg Wrenn (10)	20,807	*
Elizabeth Fetter (11)	2,500	*
Toni Portmann (12)	128,891	*
Lowell Robinson (13)	2,500	*
Tim Stanley (14)	2,500	*
Jim Stephens (15)	72,722	*
All directors and named executive officers as a group (16)	1,173,633	2.09%

*  Represents holdings of less than 1%.

(1)

To our knowledge, the persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the other notes to this table. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire through June 21, 2016 (within 60 days after April 18, 2016) through the exercise of any stock options or through the vesting of RSUs payable in shares. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Vested stock options subject to unmet market conditions are not included in these totals.

(2)

Based solely on information reported on a Schedule 13D/A filed with the SEC on March 29, 2016. VIEX Capital Advisors, LLC and affiliates reported sole voting power and sole dispositive power of 8,131,218 shares of Common Stock. The mailing address for VIEX Capital Advisors, LLC is 825 Third Avenue, 33rd Floor, New York, New York 10022.

(3)

Based solely on information reported on a Schedule 13G/A filed with the SEC on February 14, 2014. Prescott General Partners LLC and affiliates reported shared voting power and shared dispositive power of 3,756,364 shares of Common Stock. The mailing address for Prescott General Partners LLC is 2200 Butts Road, Suite 320, Boca Raton, FL 33431.

(4)	Based solely on information reported on a Schedule 13G/A filed with the SEC on January 27, 2016. Royce & Associates, LLC reported sole voting power and sole dispositive power of

3,723,341 shares of Common Stock. The mailing address for Royce & Associates, LLC is 745 Fifth Avenue, New York, NY 10151.
(5)

Based solely on information reported on a Schedule 13G filed with the SEC on February 12, 2016. Kennedy Capital Management, Inc. reported sole voting power of 2,874,956 and sole dispositive power of 3,050,279 shares of Common Stock. The mailing address for Kennedy Capital Management, Inc. is 10829 Olive Boulevard, St. Louis, MO 63141.

(6)	The address of each director and named executive officer is Support.com, Inc., 900 Chesapeake Drive, Second Floor, Redwood City, California 94063, Attention: Investor Relations.
(7)

Includes 128,990 shares of Common Stock subject to stock options and awards that are exercisable or releasable within 60 days of April 18, 2016. Also includes 49,137 shares of Common Stock held by Dr. Cholawsky, who has sole voting and dispositive power.

(8)

Includes 230,449 shares of Common Stock subject to stock options and awards that are exercisable or releasable within 60 days of April 18, 2016. Also includes 97,782 shares of Common Stock held by Mr. Lakkaraju, who has sole voting and dispositive power.

(9)

Includes 306,526 shares of Common Stock subject to stock options and awards that are exercisable or releasable within 60 days of April 18, 2016. Also includes 11,430 shares of Common Stock held by Mr. Donnelly, who has sole voting and dispositive power. As a result of his role change from SVP of Business Development and Account Management to SVP of Customer Success and Services Sales, Mr. Donnelly is no longer an executive officer of the Company effective February 9, 2016. Mr. Donnelly resigned his employment with the Company effective April 1, 2016.

(10)	Includes 20,807 shares of Common Stock held by Mr. Wrenn, who has sole voting and dispositive power. Mr. Wrenn resigned his employment with the Company effective August 6, 2015.
(11)

Ms. Fetter was appointed as a member of the Board effective March 14, 2016. Includes 2,500 shares of Common Stock subject to stock options and awards that are exercisable or releasable within 60 days of April 18, 2016.

(12)

Includes 92,722 shares of Common Stock subject to stock options and awards that are exercisable or releasable within 60 days of April 18, 2016. Also includes 36,169 shares of Common Stock held by Ms. Portmann, who has sole voting and dispositive power.

(13)

Mr. Robinson was appointed as a member of the Board effective March 14, 2016. Includes 2,500 shares of Common Stock subject to stock options and awards that are exercisable or releasable within 60 days of April 18, 2016.

(14)

Mr. Stanley was appointed as a member of the Board effective March 4, 2016. Includes 2,500 shares of Common Stock subject to stock options and awards that are exercisable or releasable within 60 days of April 18, 2016.

(15)

Includes 72,722 shares of Common Stock subject to stock options and awards that are exercisable or releasable within 60 days of April 18, 2016. Also includes 119,399 shares of Common Stock held by Mr. Stephens, who has sole voting and dispositive power.

(16)

Includes 838,909 shares of Common Stock subject to stock options and awards that are exercisable or releasable within 60 days of April 18, 2016. Also includes 334,724 shares of Common Stock held by directors and named executive officers. During 2015, our named executive officers consisted of Elizabeth Cholawsky, Roop Lakkaraju, Shaun Donnelly, and Greg Wrenn. As of April 18, 2016, our independent directors consisted of Elizabeth Fetter, Toni Portmann, Lowell Robinson, Tim Stanley and Jim Stephens.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated continuing directors Elizabeth Cholawsky, Elizabeth Fetter, Lowell Robinson, Toni Portmann, Tim Stanley, and Jim Stephens to be reelected to serve until the next annual meeting of stockholders and thereafter until their successors are duly elected and qualified. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s six nominees.

We believe our six (6) director nominees have the integrity, knowledge, breadth of relevant and diverse experience and commitment necessary to navigate our company through the complex and dynamic business environment in which we operate and to create long-term value for our stockholders. Each of our six (6) director nominees was recommended by the Nominating and Governance Committee to the Board, which unanimously approved their nomination. The recommendations of your Board are based on its carefully considered judgment that the experience, record and qualifications of each of its nominees make them the best candidates to serve on the Board.

Your Board’s recommended slate of director nominees, which includes three nominees who have joined the Board since March 2016, reflects its continuing commitment to recruit new independent and highly-qualified directors that have perspectives, insights, experiences and competencies that expand the depth and breadth of the Board. In selecting the director nominees that we are proposing for election, your Board has focused on selecting experienced, independent Board candidates who will work together constructively with a focus on operational excellence, financial strength and the creation of stockholder value.

The nominees recommended by the Board have consented to serving as nominees for election to the Board, to being named in this proxy statement and to serving as members of the Board if elected by the Company’s stockholders. As of the date of this proxy statement, the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Nominating and Governance Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, the Company will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

We have received notice from VIEX Opportunities Fund, LP — Series One, an affiliate of VIEX, which owns together with BLR Partners LP, Bradley L. Radoff and Joshua E. Schechter, approximately 14.9% of the Company’s Common Stock, expressing the intention of VIEX to nominate five (5) director candidates for election to our Board at the Annual Meeting. We do not endorse the election of any such VIEX candidates as director. The affirmative vote of the holders of shares representing a plurality of the votes cast by the holders of shares of our Common Stock, voting in person or by proxy, at the Annual Meeting is required to elect each nominee as a director. Accordingly, the six nominees receiving the highest number of “FOR” votes will be elected. A withhold vote for a director nominee and broker non-votes, if any, will be counted as present for purposes of determining the presence of a quorum at the meeting but will not counted as a vote cast. Banks, brokers and other nominees holding shares in “street name” are not entitled to vote on the proposal unless instructed by the beneficial owner.

Our Board does not endorse any of the VIEX Group nominees and urges you NOT to sign or return any [COLOR] proxy card that may be sent to you by the VIEX Group. Voting to “WITHHOLD” with respect to any of the VIEX Group’s director candidates on its proxy card is not the same as voting for the Company’s nominees because a vote to “WITHHOLD” with respect to any of the VIEX Group’s nominees on its proxy card will revoke any WHITE proxy you previously submitted. If you have already voted using the VIEX Group’s white proxy card, you have every right to change your vote by using the WHITE proxy card or by voting over the Internet, by telephone or in person at the Annual Meeting. Only the latest dated, valid proxy that you submit will be counted—any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885.

The enclosed WHITE proxy card will not be voted for more than six candidates or for anyone other than the Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the enclosed proxy will vote to elect Elizabeth Cholawsky, Elizabeth Fetter, Lowell Robinson, Toni Portmann, Tim Stanley, and Jim Stephens to the Board, unless, by marking the appropriate space on the WHITE proxy card, the stockholder instructs that he, she or it withholds authority from the proxy holder to vote with respect to a specified candidate(s).

Required Vote

The nominees for the six director seats who receive the most affirmative votes of shares outstanding as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter will be elected to serve as directors.

BOARD OF DIRECTORS AND NOMINEES

The Board consists of six continuing directors, all of whom have been nominated by the Board for re-election at the Annual Meeting. All of the directors elected at the Annual Meeting are to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified. Mr. Stanley was appointed to the Board on March 4, 2016, and Ms. Fetter and Mr. Robinson were appointed to the Board on March 14, 2016.

Names of the nominees and certain biographical information about them are set forth below:

ELIZABETH CHOLAWSKY, age 60, joined Support.com in May 2014 and is President and Chief Executive Officer and a member of the Board. She has over 25 years of experience as an executive in technology industries, and she is an award-winning product thought leader who has grown businesses through organic innovation and acquisitions. From April 2007 to April 2014, Dr. Cholawsky held various management and executive roles with Citrix Systems, Inc. (“Citrix”). Most recently, she was General Manager and Vice President of Information Technology Support and Access at Citrix. During her time at Citrix, she held executive positions in the Citrix SaaS division, with leadership roles spanning product management, general management, global client services and the contact center. In her time at Citrix SaaS, Dr. Cholawsky revitalized product development and client services, grew customer satisfaction and retention to their highest levels, and expanded key products to a broader market, all while continuing to lead the GoToAssist and GoToMyPC products in their #1 position in their respective markets for 5 consecutive years. Dr. Cholawsky has been frequently recognized for her business leadership, including receipt of prestigious Stevie Awards in 2010, 2012 and 2013. She has a Ph.D. in Political Science from the University of Minnesota, and a B.A. (Phi Beta Kappa, cum laude) from Franklin & Marshall College.

In addition to bringing to the Board her knowledge and perspective of the Company as President and Chief Executive Officer, Dr. Cholawsky also brings extensive experience in leadership, general management, and the successful development and marketing of innovative SaaS offerings for support- related markets. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Dr. Cholawsky should serve as a director of Support.com.

ELIZABETH FETTER, age 57, has served as a member of the Board since March 2016. Currently, Ms. Fetter serves as a director at McGrath Rentcorp and Alliant International University Inc., a private equity funded university. From 2002 to November 2013, Ms. Fetter served as Director at Symmetricom, Inc. where she was chair of the Compensation Committee and a member of the

Audit Committee and Stock Option Committee. From April 2013 to November 2013, Ms. Fetter also served as CEO of Symmetricom, Inc. From April 2011 to August 2012, Ms. Fetter served as President and CEO of technology start-up NxGen Modular, LLC, a provider of modular buildings and assemblies. From March 2007 to October 2007, Ms. Fetter served as President, CEO and Director at Jacent Technologies, Inc., a privately held supplier of on-demand ordering solutions for the restaurant industry. From October 2001 to November 2004, Ms. Fetter served as President, CEO and Director of QRS Corporation, an electronic commerce service provider. From March 2000 to April 2001, Ms. Fetter served as CEO and Director at NorthPoint Communications, a provider of high speed data transport services. Ms. Fetter has also held a variety of senior leadership positions at US West (now Qwest), Pacific Bell & SBC Communications (now AT&T). Ms. Fetter has served on the board of Quantum Corporation, Vivus, Inc., and Ikanos Communications, a developer of semiconductor software products, as well as a number of private companies and currently serves as a Director for the Northern California Chapter of the National Association of Corporate Directors. Ms. Fetter holds a B.A. from Penn State University and an M.S. from Carnegie Mellon University.

Ms. Fetter, a five-time CEO, brings significant leadership and technology experience to Support.com, having worked for companies in networking, equipment and B2B SaaS spaces. Since 1999 Ms. Fetter has held numerous public company board directorships including Quantum Corporation where she chaired the Compensation Committee and McGrath RentCorp where she serves on the Audit and Compensation Committees. She’s helped several companies, including QRS Corporation and Symmetricom, Inc. transition their overall business strategies to unlock revenue growth and value for stockholders. Her deep understanding of core business drivers and their ability to impact companies’ margins and market values make her a valuable member of the Support.com board. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Ms. Fetter should serve as a director of Support.com.

LOWELL ROBINSON, age 67, has served as a member of the Board since March 2016. Since March 2014, Mr. Robinson has served as a director at Evine Live, Inc., where he is chairman of the Audit Committee and a member of the Finance Committee and since June 2014, Mr. Robinson has served as a director at Higher One Holdings, Inc., where he is Chairman of the Audit Committee and a member of their Risk and Finance Committee. From May 2005 until its sale to Sycamore Partners on April 14, 2014, Mr. Robinson served on the board of The Jones Group where he chaired the Audit Committee and was a member of the Compensation Committee. From 2006 through 2009, Mr. Robinson served as CFO, COO and CAO for MIVA, Inc. Mr. Robinson also served as CFO and Senior Executive Vice President of HotJobs, whose software product Softshoe assisted Fortune 200 companies in their recruitment efforts, from 2000 until it was sold to Yahoo! Inc. for $500 million in 2002. From 1997 to 1999, Mr. Robinson was CFO of PRT Group, a software services company with onshore, near-shore and offshore software engineering services, through its $62 million initial public offering and two successful acquisitions. In addition to the roles above, Mr. Robinson has held senior financial positions within various divisions of Citigroup, Uncle Ben’s Inc. (a subsidiary of Mars, Inc.) and General Foods and has formerly served as a director on the boards of public companies International Wire Group, Independent Wireless One and Edison Schools. Mr. Robinson also is a member of the Smithsonian Libraries advisory board, the board of the Metropolitan Opera Guild and is a member of The Economic Club of NY. Mr. Robinson holds an M.B.A. from Harvard Business School and a B.A. from the University of Wisconsin.

Mr. Robinson’s thirty years of global strategic, financial, turnaround and M&A experience coupled with a strong operational background gained as an executive at well-known public companies, including General Foods and Citigroup provide Support.com with well-informed operational guidance. He has served in senior leadership roles at both public and private technology and software services companies, including at HigherOne, PRT Group, MIVA and HotJobs. Mr. Robinson’s depth of experience will help to guide the continued success of Support.com’s strategy. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Robinson should serve as a director of Support.com.

TONI PORTMANN, age 60, has served as a member of the Board since February 2011. In November 2014, Ms. Portmann was appointed Chief Executive Officer and Executive Chairperson of

the Board at DHISCO, Inc., a hospitality distribution systems provider. From February 2011 until May 2014, she served as Chief Executive Officer of Trivac Ltd. (d/b/a LIT OnLine), an e-learning SaaS platform company, and she was Chairperson of the Board of Resolvity, Inc., a provider of intelligent, personalized on-demand interactive voice response solutions, from February 2006 until February 2014. Ms. Portmann also served as an executive and advisor to TCS Group LLC, a next generation family investment office, from February 2010 to February 2011, Chief Executive Officer of CAS Partners at Riverstone Residential Group, LLC, a multifamily residential real estate property manager, from October 2008 to February 2010, and as the President and Chief Executive Officer of Stream International, Inc., a global business process outsourcing provider, from June 2003 to September 2008. Ms. Portmann holds a B.B.A. from Boise State University.

Ms. Portmann brings more than 30 years of leadership experience in service, sales, and marketing, including at companies such as Diebold, Inc. and IBM Corporation. Ms. Portmann also brings expertise and experience in managing large-scale world class technical support operations. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Ms. Portmann should serve as a director of Support.com.

TIM STANLEY, age 50, has served as a member of the Board since March 2016. Since 2014, Mr. Stanley has served as a Strategic Advisor at Sierra Ventures, a venture capital firm, focusing on identifying investment opportunities and supporting the firm’s CXO Network and Advisory Board. From 2010 to 2014, he served as Senior Vice President of Enterprise Strategy, Industries and Innovation at Salesforce.com. Inc. From 2001 to 2009, Mr. Stanley was CIO and Senior Vice President for Innovation and Gaming at Harrah’s Entertainment, Inc. now known as Caesars Entertainment Corporation. Mr. Stanley also previously served on the board of directors of Multimedia Games Holding Company, Inc. from 2010 to 2013, where he was Chairperson of the Nominating and Governance Committee and a member of the Compensation Committee. He has also acted as an advisor and/or Board member at a number of privately-held technology companies. Mr. Stanley graduated from the University of Washington with a B.S. degree in Engineering, and received an MBA in International Management from the Thunderbird School of Global Management, now part of Arizona State University.

Mr. Stanley brings extensive technology and product development experience to the Board, having previously served as Senior Vice President of Enterprise Strategy, Innovation and Industries at Salesforce.com, Inc. He also brings operational, business strategy and management skills, having served as CIO at Harrah’s Entertainment, where he helped shape the overall technology vision as it related to the business strategy, as well as managed and implemented various technology solutions and cost saving initiatives. Mr. Stanley also brings to the Board a wide array of new perspectives, with previously held public and private company board member and advisory roles, venture capital and angel investment experience and a variety of management and other technology roles at companies across industries ranging from disruptive startups to industry leading global enterprises. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Stanley should serve as a director of Support.com.

JIM STEPHENS, age 58, has served as a member of the Board since October 2006. Prior to joining Support.com’s Board, Mr. Stephens was the Senior Vice President, Worldwide Sales and Field Operations at Adobe Systems Incorporated, retiring in November 2005 following a 15-year career with Adobe. Mr. Stephens served on Adobe’s executive management team and was a corporate officer for eight years, helping drive Adobe’s growth from $900 million to almost $2 billion in annual revenue. In addition, he held a variety of senior management positions in sales & marketing, investor relations, strategic planning and corporate development for Adobe. Mr. Stephens has served as a member of the board of directors of Wolfe Video, LLC, a film distribution company, since July 2013, and has served as President since January 2015. Mr. Stephens is a member of the National Association of Corporate Directors and the Producers Guild of America. He has previously served on boards of directors for Frameline and Lambda Legal as well as other non-profit organizations. Mr. Stephens holds a B.B.A. from Southern Methodist University.

Mr. Stephens brings to the Board extensive experience in executive management, leadership, sales, marketing and mergers and acquisitions for high-growth industries, as well as his knowledge of Support.com’s history and experience. Mr. Stephens also brings experience from 15 years of service in the software industry driving growth strategies. Based on the Board’s identification of these qualifications, skills and experiences, the Board has concluded that Mr. Stephens should serve as a director of Support.com.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” the election of all six of the Board’s nominees, Elizabeth Cholawsky, Elizabeth Fetter, Lowell Robinson, Toni Portmann, Tim Stanley, and Jim Stephens.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

EXECUTIVE OFFICERS

The executive officers of the Company are:

Name	Age	Position
Elizabeth Cholawsky	60	President and Chief Executive Officer
Roop Lakkaraju	45	Executive Vice President, Chief Financial Officer and Chief Operating Officer
Chris Koverman (1)	56	Vice President, Product and Engineering
(1)	In connection with his expanded duties, Mr. Koverman became an executive officer of the Company effective February 9, 2016.

Elizabeth Cholawsky. Please see Dr. Cholawsky’s biography above under “Board of Directors and Nominees.”

Roop Lakkaraju. Mr. Lakkaraju joined the Company as Executive Vice President, Chief Financial Officer and Chief Operating Officer in October 2013. Mr. Lakkaraju has over 20 years of experience in technology companies. Prior to joining Support.com, Mr. Lakkaraju served as Chief Financial Officer of Quantros, Inc., a cloud provider to advance healthcare quality and safety performance. Mr. Lakkaraju has also been Chief Financial Officer of 2Wire and has held various executive positions at Solectron and Safeguard Scientifics. Mr. Lakkaraju began his career in public accounting, first with Grant Thornton and then PricewaterhouseCoopers. Mr. Lakkaraju earned a B.S. in Business Administration with an emphasis in Accounting from San Jose State University.

Chris Koverman. Mr. Koverman has served as Vice President of Engineering since August 2014 and as Vice President of Product and Engineering since January 2016. Mr. Koverman has over 20 years of experience in engineering and senior management, including: Director of Engineering for the Workflow Cloud Line of Business at Citrix where he led development for the GoToAssist product line; Vice President of Engineering at Casabi, a cloud content startup acquired by Broadsoft; Vice President of Business Development and Strategy for Dulance, the maker of a next generation product search engine acquired by Google; and Vice President of Engineering at Clarent Communications Corp. Mr. Koverman holds a B.S. in Biophysics from the University of California at Berkeley and a B.S. in Computer and Information Science from the University of California at Santa Cruz.

COMPENSATION COMMITTEE REPORT

In 2015 the Company’s Compensation Committee consisted at all times of independent directors. During 2015, the members of the Compensation Committee were Messrs. Stephens, Farshchi, and Ms. Portmann.

Set forth below is the Compensation Discussion and Analysis section, which is a discussion of compensation programs and policies from the perspective of the Company.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Compensation Committee’s review of, and discussions with management with respect to, the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE:

Jim Stephens, Chairperson
Toni Portmann

COMPENSATION-RELATED RISK ANALYSIS

During February 2016, the Company’s management, in conjunction with the Company’s legal, accounting, human resources and finance departments, undertook a quantitative and qualitative review of the Company’s compensation policies and practices that applied to all Company employees whose compensation includes any variable or incentive compensation element, as well as policies and practices of different groups that mitigate or balance such incentives. As part of this review, these parties reviewed, considered, and analyzed the extent to which, if any, the Company’s compensation policies and practices might create risks for the Company, and relevant controls and mitigating factors.

After conducting this review, management found that none of the Company’s compensation policies and practices for its employees creates any risks that are reasonably likely to have a material adverse effect on the Company. The Board has reviewed the results of management’s analysis and concurs with management’s assessment.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Our executive compensation program is designed to reward our executive officers when they contribute to the achievement of our business objectives and create long-term stockholder value. To further these objectives, our program uses both short- and long-term components, which in 2015 are highlighted by:

Pay for Performance – Our executive compensation program is designed to pay for performance with the short-term incentive program, which is tied to company financial, strategic and operational performance metrics, and the long-term incentive program, which awards stock options and RSUs (many of our outstanding awards only become exercisable, to the extent vested, upon reaching specific market-based milestones).

Balance of Short and Long-Term Incentives – Our incentive programs provide a balance of short and long-term incentives.

Capped Amounts – Amounts that can be earned under the short-term program are capped at 130% of target for financial metrics, and 100% of target for individual performance objectives.

Independent Compensation Advisor – The Compensation Committee directly retains an independent compensation advisor that provides no other services to the Company.

Prohibit Option Repricing – Our stock plan prohibits option repricing without stockholder approval.

Anti-Hedging Policy – Our Insider Trading Policy includes an anti-hedging prohibition applicable to all directors and employees.

In 2016, we added the following two policies which both further our compensation program objectives:

Stock Ownership Guidelines – We adopted stock ownership guidelines for executive officers and non-employee directors

Anti-Pledging Policy – We added an anti-pledging prohibition to our Insider Trading Policy applicable to all directors and employees

The following discussion and analysis explains our executive compensation program and policies for our executives listed in the Summary Compensation Table below. We refer to these senior executives as our “Named Executive Officers,” and for 2015 they include:

Name	Title
Elizabeth Cholawsky	President and Chief Executive Officer
Roop Lakkaraju	Executive Vice President, Chief Financial Officer and Chief Operating Officer
Shaun Donnelly (1)	Senior Vice President of Customer Success and Services Sales
Greg Wrenn (2)	Senior Vice President of Business Affairs, General Counsel & Secretary
(1)

As a result of his role change from SVP of Business Development and Account Management to SVP of Customer Success and Services Sales, Mr. Donnelly is no longer an executive officer of the Company effective February 9, 2016. Mr. Donnelly resigned his employment with the Company effective April 1, 2016.

(2)	Mr. Wrenn resigned his employment with the Company effective August 6, 2015.

This discussion and analysis of our 2015 executive compensation program may include forward-looking statements, and should be read together with the compensation tables and related disclosures that follow.

2015 Business Highlights

In 2014, our Board charted a new strategic direction for Support.com. This new direction included the continued growth of our successful services programs and adding new services customers while bringing to market a next-generation SaaS offering for contact centers. With our new strategic direction, we have been executing on a multi-year strategic plan both to grow services revenue and make our Support.com Cloud offering (“Nexus®”) a best-in-class SaaS offering for contact centers in the field of Support Interaction Optimization (“SIO”). SIO combines guided problem resolution, remote support, and sophisticated analytics to deliver highly streamlined and effective technical support assistance through both technician-assisted and self-service interactions. Frost & Sullivan values the SIO market at $1.3 billion globally in 2014, growing at a compound annual growth rate of 12.1%, and doubling to $2.6 billion by 2020. Frost & Sullivan named Support.com its SIO Company of the Year for 2014.

During 2015, we continued our transition to a services and product company through the execution of our multi-year strategic plan. We further diversified our client base while continuing to provide excellent service to our existing and new partners. Our focus on the Internet of Things began to bear fruit and netted new and expanded service program opportunities. We also expanded our Support.com Cloud offering (Nexus), to address 99% of the Support Interaction Optimization market through more robust agent desktop features, the addition of video support capabilities with SeeSupport, adding decision points Guided Paths®, and allowing all Nexus capabilities to be end-user facing through the addition of Self-Support. With the foundation we continued to build upon in 2015, we are positioned to take advantage of opportunities in the evolving connected support market for both our services programs and SaaS offering.

Recent Company Highlights

•	Added new services programs with Staples and won a large North American Service Provider program from a competitor
•	Comcast Master Service Agreement and Office Depot contracts renewed and multi-year agreements renewed with Suddenlink and DISH®
•

Extended Internet of Things (IoT) leadership with expanded Comcast Xfinity® Home services program and a new service program initiative with DISH and extended Nexus capabilities to integrate with IoT platforms, including becoming the first SIO solution embedded in a major Internet of Things platform by partnering with ThingWorx

•	Introduced Self-Support with consumer facing Guided Paths and seamless escalation to an agent
•	Continuous quarter over quarter double-digit growth of Agent Support active users

Please see our Annual Report on Form 10-K for the year ended December 31, 2015 for additional information.

Consideration of 2015 Say-on-Pay Voting Results

At our 2011 annual meeting of stockholders, our stockholders recommended that we hold advisory say-on-pay votes every year. In light of, and consistent with, this recommendation the Board has determined that the Company will hold future advisory votes on executive compensation annually until the next stockholder vote on the frequency of say-on-pay votes is required under Section 14A of the Exchange Act, or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders. At our 2015 annual meeting of stockholders, we received approximately 81% approval for our “say-on-pay” proposal based on record shares voted.

The Compensation Committee considered the 2015 say-on-pay voting results at its meetings, and the Compensation Committee believes the voting results demonstrate significant support for our Named Executive Officer compensation program. No significant changes were made in 2015 to our programs. The Compensation Committee intends to continue to look for ways to strengthen the existing executive compensation programs and the governance environment in which they function.

2015 Pay for Performance Analysis

Our program is designed to reward our executive officers, consistent with our peer group and market, when they contribute to the achievement of our business objectives and create long-term stockholder value.

Executive Compensation Philosophy and Objectives

The executive compensation program is designed to attract and retain talented executives that will lead the Company in achieving its business goals and objectives and in creating long-term stockholder value. In keeping with our philosophy of aligning pay with performance, a significant portion of our Named Executive Officers’ compensation is “at risk” and comprised of both short-term performance-based cash incentives (“MBOs”) and long-term equity awards. For us, “at risk” compensation consists of incentive cash compensation that is directly linked to performance against quarterly objectives set by the Compensation Committee, and interests in stock option grants priced at or above the closing price of a share of Common Stock on Nasdaq on the date of grant, and vesting over multi-year periods or in some cases upon achievement of performance milestones. Beginning in 2013, we introduced the use of time-based and performance-based grants of RSUs, and in 2014 we introduced the use of market-based grants of stock options in our executive compensation program, which also put portions of executive compensation at risk based on the performance of the Company and returns for our stockholders.

The principal elements of our executive compensation program are:

•	base salary;
•	short-term, performance-based cash incentive awards;
•	long-term, equity-based awards; and
•	other benefits customary for our peer group.

We believe that short-term cash incentives are an important and effective way to align Named Executive Officer pay with Company performance because short-term cash incentives are earned only when our Named Executive Officers contribute to the achievement of our specific short-term business objectives.

We also believe long-term stock option grants are particularly effective as a means of aligning the interests of our Named Executive Officers with those of our stockholders as these awards are designed to drive both long-term Company performance and retention of our key executives because the option awards will not deliver any return to our Named Executive Officers unless our stock price increases after the time the award is made. Beginning in 2013, we started to grant RSUs, which help retain Named Executive Officers by providing value that vests over time or upon achievement of designated performance targets, while at the same time increasing or decreasing compensation automatically based on the performance of our Common Stock. The combination of options and RSUs in equity grants balances both long-term retention as well as aligning the interests of our Named Executive Officers with the interests of our stockholders. Accordingly, we seek to establish long-term equity incentives as a significant ongoing component of our executive compensation program.

The Role of Consultants and Benchmarking Data

Historically, the Compensation Committee reviewed data from a variety of sources to determine and set executive compensation, including consideration of data and compensation information from peer companies, industry surveys, and recommendations of independent compensation consultants.

During 2015, the Compensation Committee continued to review publicly available data and solicit advice of Compensia, Inc. (“Compensia”) when making key compensation decisions for Section 16 Officers. Compensia has been engaged directly by the Compensation Committee only to make recommendations on appropriate executive and director compensation levels, to design and implement incentive plans, and to provide information on industry and peer group pay practices. Compensia is independent of Support.com’s directors and officers, and has not been retained by the Board, any committee, or by management of the Company to provide any other services. Compensia’s fees for its services in 2015 were substantially below $120,000.

Pursuant to its charter, which can be found at http://www.support.com/wp-content/uploads/2015/03/Compensation-Committee-Charter.pdf, the Compensation Committee has authority, at the Company’s expense, to retain, terminate or obtain the advice of compensation consultants, legal counsel and other advisers as the Compensation Committee may deem appropriate, including the sole authority to approve any such advisers’ fees and other retention terms. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the Compensation Committee. The Company must provide for appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Compensation Committee. Pursuant to its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee other than in-house legal counsel, only after taking into consideration the following factors related to the independence of the advisor:

(i) the provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

(ii) the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(iii) the policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;

(iv) any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Compensation Committee;

(v) any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and

(vi) any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an Officer.

Peer Group Analysis

For 2015, the Compensation Committee used a peer group of companies identified through the research and recommendations of Compensia, an independent compensation consultant, based on Internet, software and services companies that met the following criteria: revenue within approximately $40- 175 million and market capitalization within approximately $20-200 million. The peer group used for compensation purposes during 2015 consists of:

American Software, Inc. Autobytel Inc. Brightcove Inc. BSQUARE Corporation Carbonite, Inc. Cinedigm Corp.	Cyan, Inc. eGain Corporation Envivo, Inc. Exa Corporation Geeknet, Inc. Guidance Software, Inc.	Local Corporation Marin Software Incorporated Rand Worldwide, Inc. Spark Networks, Inc. TechTarget, Inc. TheStreet, Inc.

Autobytel, Brightcove, BSQUARE, Cinedigm, Cyan, Envivo, Exa Geeknet, Local, Marin Software, Rand Worldwide, Spark Networks, and TheStreet were added to our peer group in 2015. In addition, Acorn Energy, Archipelago Learning, Callidus Software, Convio, Digimarc, ELLIE MAE, Keynote Systems, SciQuest, SPS Commerce, Vocus, Wave Systems, and Zix were no longer included in our peer group for 2015 since they no longer meet the designated criteria.

For 2015, the Compensation Committee used the median (50th percentile) as a guideline for establishing individual compensation elements, as well as total compensation, for each of our Section 16 Officers. The Compensation Committee does not benchmark and may deviate from such guidelines in its discretion, and takes into account individual performance, experience and competitive market factors.

The Role of Management in Compensation Decisions

Our Chief Executive Officer recommends to the Compensation Committee individual compensation adjustments for Section 16 Officers, other than herself, based on market data, Company performance and individual performance. She also recommends incentive compensation measures to align compensation with our corporate objectives. The Chief Executive Officer is sometimes present during the portions of Compensation Committee meetings in which compensation decisions regarding Section 16 Officers other than the Chief Executive Officer are reviewed and decided, but the Compensation Committee retains the final authority for all such decisions.

Analysis of 2015 Executive Compensation Decisions and Actions

Base Salary

Base salary is the baseline cash compensation that we pay to our Named Executive Officers throughout the year. Base salaries provide our Named Executive Officers with a predictable level of income. We pay base salaries to attract and retain strong talent in our market. The Compensation Committee determines individual salaries for the Company’s Section 16 Officers, which includes each Named Executive Officer. In determining appropriate 2015 base salaries, in addition to reviewing the peer company data compiled by Compensia and market data from industry compensation surveys such as the survey by Radford, an Aon Hewitt company (“Radford”), and other sources, the Compensation Committee generally considers:

•	the scope of responsibility and experience of the Section 16 Officer;
•	the individual performance of each existing Section 16 Officer;
•	competitive market compensation;
•	internal equitable considerations;
•	the significance of the individual to the achievement of our corporate objectives; and
•	in the case of Section 16 Officers other than the Chief Executive Officer, the Chief Executive Officer’s recommendation as to compensation.

Base salaries are reviewed annually by the Compensation Committee along with other elements of executive compensation. In February 2015, the Compensation Committee, considering the advice of Compensia and reviewing the data and factors described above as part of the annual executive compensation review, increased the annual base salary rate for Dr. Cholawsky from $360,000 to $370,000 (3%), for Mr. Lakkaraju from $320,000 to $329,600 (3%), Mr. Donnelly from $226,600 to $235,644 (4%), and for Mr. Wrenn from $257,500 to $267,800 (4%). Each of the base salary adjustments were made due to market adjustments. In February 2016, the Compensation Committee, considering the advice of Compensia and reviewing the data and factors described above as part of the annual executive compensation review, determined that current amounts were considered appropriate and no changes to base salary were made at that time.

The annual base salary rates for our Named Executive Officers for 2015 are set forth in the table below:

Name	2015 Base Salary
Elizabeth Cholawsky	$370,000
Roop Lakkaraju	$329,600
Shaun Donnelly (1)	$235,644
Greg Wrenn (2)	$267,800
(1)

As a result of his role change from SVP of Business Development and Account Management to SVP of Customer Success and Services Sales, Mr. Donnelly is no longer an executive officer of the Company effective February 9, 2016. Mr. Donnelly resigned his employment with the Company effective April 1, 2016.

(2)	Mr. Wrenn resigned his employment with the Company effective August 6, 2015.

Short-Term, Performance-Based Cash Incentive Awards

We paid short-term performance-based cash incentives in 2015 under our Executive Incentive Compensation Plan to attract and retain talented executives who help us achieve our business objectives, and to align executive pay with achievement against near-term Company performance objectives. In determining appropriate target short-term cash incentive opportunities for each Section 16 Officer for 2015, in addition to reviewing market data from industry compensation surveys such as that of Radford, and data from Compensia, all as further discussed below, the Compensation Committee assessed the same factors that were considered in determining 2015 base salaries. In February 2015, the Compensation Committee, considering the advice of Compensia and reviewing the data and factors described above as part of the annual executive compensation review, increased the annual short-term cash incentive award target for Dr. Cholawsky from $234,000 to $241,000 (3%), for Mr. Lakkaraju from $150,000 to $154,912 (3%), for Mr. Donnelly from $56,650 to $58,911 (4%), and for Mr. Wrenn from $77,250 to $80,340 (4%). These increases were made after market considerations. In February 2016, the Compensation Committee, considering the advice of Compensia and reviewing the data and factors described above as part of the annual executive compensation review determined that current amounts were considered appropriate and no changes to short-term performance-based cash incentives were made at that time. For our Chief Executive Officer, the Compensation Committee solely established financial goals for her short-term performance-based cash incentive awards.

Actual payouts for our short-term cash incentive awards for each Section 16 Officer were based on the achievement of specified financial targets and non-financial corporate and leadership objectives established at the beginning of each quarter as determined by the Compensation Committee. The Compensation Committee considers financial and other targets each quarter in order to keep the short-term performance-based incentives appropriate and effective at aligning this element of executive pay with the achievement of the Company’s near-term performance objectives. All objectives were designed to require strong performance from our Section 16 Officers, and often resulted in payouts under target. For 2015, our short-term cash incentive award payout approach was as follows:

•

Incentive compensation for Company revenue and net income targets was paid on a straight-line sliding scale if the Company achieved between the minimum threshold of 70% (achievements under 70% received no payout) and the maximum achievement of 130% (achievements over 130% received 130% payout).

•

Targets specific to individual performance were not eligible for achievement levels above 100% of target, but could be assigned partial credit based on actual achievement on a straight-line sliding scale between 0% to 100%;

By establishing targets that are a percentage of base salary, 65% for Dr. Cholawsky, 47% for Mr. Lakkaraju and 25% for Mr. Donnelly, and capping payouts at 130% and 100% for financial and corporate and leadership objectives, respectively, our program results in payouts which are a fraction of the Section 16 Officer’s base salary. The Compensation Committee determines in its sole discretion if, and to what extent, objectives are achieved and incentive awards are payable based on the actual results of the period. Pursuant to the Executive Incentive Compensation Plan, the Compensation Committee reserves the right to amend or discontinue the short-term incentive program at any time in the best interests of the Company and to use negative discretion, where appropriate.

For 2015, the terms of our Named Executive Officers’ MBOs and the payments made with respect to those awards were as follows:

Named Executive Officer	Period	Description of Objective	Target Cash Incentive Potential	Actual % of Objective Achieved	Actual Cash Incentive Paid

Elizabeth Cholawsky	2015-Q1	Target Company revenue of $22,126,000	$29,401	105%	$30,771
		Target Company adjusted non-GAAP net income of $(532,398)	$17,641	0%	$0
		Target Nexus annual recurring revenue of $344,464	$11,761	0%	$0

	2015-Q2	Target Company revenue of $20,834,000	$30,125	99%	$29,788
		Target Company adjusted non-GAAP net income of $(2,968,000)	$18,075	130%	$23,498
		Target Nexus annual recurring revenue of $375,129	$12,050	0%	$0

	2015-Q3	Target Company revenue of $17,624,000	$30,125	101%	$30,538
		Target Company adjusted non-GAAP net income of $(3,086,000)	$18,075	103%	$18,603
		Target Nexus annual recurring revenue of $371,769	$12,050	88%	$10,606

	2015-Q4	Target Company revenue of $15,464,000	$30,125	102%	$30,626
		Target Company adjusted non-GAAP net income of $(4,184,000)	$18,075	110%	$19,971
		Target Nexus annual recurring revenue of $1,000,000	$12,050	0%	$0

	2015 Total		$239,553		$194,400

Roop Lakkaraju	2015-Q1	Target Company revenue of $22,126,000	$9,438	105%	$9,878
		Target Company adjusted non-GAAP net income of $(532,398)	$5,663	0%	$0
		Target Nexus annual recurring revenue of $344,464	$3,775	0%	$0
		Deliver contact center productive hours consistent with plan	$6,292	100%	$6,292
		Prepare debt financing analysis for Board consideration	$6,292	100%	$6,292

Named Executive Officer	Period	Description of Objective	Target Cash Incentive Potential	Actual % of Objective Achieved	Actual Cash Incentive Paid

		Prepare stock buyback analysis for Board consideration	$6,292	100%	$6,292

	2015-Q2	Target Company revenue of $20,834,000	$9,682	99%	$9,574
		Target Company adjusted non-GAAP net income of $(2,968,000)	$5,809	130%	$7,552
		Target Nexus annual recurring revenue of $375,129	$3,873	0%	$0
		Deliver contact center productive hours consistent with plan	$6,455	100%	$6,455
		Prepare strategic alternatives presentation for Board	$6,455	100%	$6,455
		Assess potential accounting systems and make a recommendation	$6,455	100%	$6,455

	2015-Q3	Target Company revenue of $17,624,000	$9,682	101%	$9,789
		Target Company adjusted non-GAAP net income of $(3,086,000)	$5,809	103%	$5,963
		Target Nexus annual recurring revenue of $371,769	$3,873	88%	$3,400
		Deliver contact center productive hours consistent with plan	$6,455	100%	$6,455
		Deliver cost structure realignment based on staffing needs	$6,455	100%	$6,455
		Complete hiring of new Controller and deliver plan to improve quality of payroll processing	$6,455	100%	$6,455

	2015-Q4	Target Company revenue of $15,464,000	$9,682	102%	$9,843
		Target Company adjusted non-GAAP net income of $(4,184,000)	$5,809	110%	$6,419
		Target Nexus annual recurring revenue of $1,000,000	$3,873	0%	$0
		Deliver contact center productive hours consistent with plan	$6,455	100%	$6,455
		Develop methodology for assessing business investment initiatives	$6,455	100%	$6,455
		Complete IR firm transition and develop IR strategy for 2016	$6,455	100%	$6,455

	2015 Total		$153,936		$139,384

Shaun Donnelley	2015-Q1	Target Company revenue of $22,126,000	$3,578	105%	$3,745
		Target Company adjusted non-GAAP net income of $(532,398)	$2,147	0%	$0
		Target Nexus annual recurring revenue of $344,464	$1,431	0%	$0
		Close target number of Nexus deals within target market	$3,578	40%	$1,431
		Close target number of services deals within target margin	$1,789	100%	$1,789
		Deliver target level of revenue increase from named services customers	$1,789	100%	$1,789

	2015-Q2	Target Company revenue of $20,834,000	$3,682	99%	$3,641
		Target Company adjusted non-GAAP net income of $(2,968,000)	$2,209	130%	$2,872
		Target Nexus annual recurring revenue of $375,129	$1,473	0%	$0

Named Executive Officer	Period	Description of Objective	Target Cash Incentive Potential	Actual % of Objective Achieved	Actual Cash Incentive Paid

		Close target number of Nexus deals within target market	$3,682	10%	$368
		Close target number of services deals within target margin	$1,841	100%	$1,841
		Launch and generate revenue from target number of services programs	$1,841	33%	$608

	2015-Q3	Target Company revenue of $17,624,000	$3,682	101%	$3,732
		Target Company adjusted non-GAAP net income of $(3,086,000)	$2,209	103%	$2,274
		Target Nexus annual recurring revenue of $371,769	$1,473	88%	$1,296
		Deliver target Nexus seat count	$3,682	100%	$3,682
		Close target number of services deals within target margin	$1,841	100%	$1,841
		Launch and generate revenue from target number of services programs	$1,841	100%	$1,841

	2015-Q4	Target Company revenue of $15,464,000	$3,682	102%	$3,743
		Target Company adjusted non-GAAP net income of $(4,184,000)	$2,209	110%	$2,441
		Target Nexus annual recurring revenue of $1,000,000	$1,473	0%	$0
		Deliver target Nexus seat count and target Nexus ARR	$5,155	50%	$2,577
		Close target number of services deals within target margin	$1,473	50%	$736
		Launch and generate revenue from target services program	$736	100%	$736

	2015 Total		$58,496		$42,984

Greg Wrenn	2015-Q1	Target Company revenue of $22,126,000	$4,880	105%	$5,107
		Target Company adjusted non-GAAP net income of $(532,398)	$2,928	0%	$0
		Target Nexus annual recurring revenue of $344,464	$1,952	0%	$0
		Deliver plan to launch new Intranet solution	$2,440	100%	$2,440
		Assist Sales in delivery of new Nexus commission plan program	$2,440	100%	$2,440
		Deliver Nexus contract “playbook” with training for Nexus sales team	$2,440	100%	$2,440
		Assist consultant and CEO in completing Phase I of “Values” project	$2,440	100%	$2,440

	2015-Q2	Target Company revenue of $20,834,000	$5,021	99%	$4,965
		Target Company adjusted non-GAAP net income of $(2,968,000)	$3,013	130%	$3,917
		Target Nexus annual recurring revenue of $375,129	$2,009	0%	$0
		Execute plan to launch new Intranet solution	$3,414	100%	$3,414
		Complete PCI Level 1 compliance audit by target date	$3,314	100%	$3,314
		Engage vendor to conduct company-wide employee engagement survey	$3,314	100%	$3,314

	2015 Total		$39,603		$33,790

(1)

Adjusted non-GAAP net income (loss) for the purpose of MBO target amounts is the Company’s target non-GAAP net income (loss) adjusted to eliminate the impact of variable MBO payments in order to avoid recursive calculations of actual non-GAAP net income results.

(2)

As a result of his role change from SVP of Business Development and Account Management to SVP of Customer Success and Services Sales, Mr. Donnelly is no longer an executive officer of the Company effective February 9, 2016. Mr. Donnelly resigned his employment with the Company effective April 1, 2016.

(3)	Mr. Wrenn resigned his employment with the Company effective August 6, 2015.

For more information about our MBO payouts for 2015, see the 2015 Summary Compensation Table and 2015 Grants of Plan-Based Awards Table below.

Long-Term Equity Awards

We periodically provide long-term equity awards at the discretion of the Compensation Committee to our executive officers to encourage them to create long-term value for our stockholders through sustained performance. Equity compensation for executive officers is reviewed at least annually, but the frequency, type, and amount of long-term equity awards are made at the discretion of the Compensation Committee based on an assessment of overall compensation and grant date fair value of any new awards, performance, and the desired balance of compensation incentives going forward. Thus grants in recent years have tended to vary year-to-year based on this overall assessment and in some years no new grants by the Compensation Committee have been made to continuing executive officers, such as calendar years 2010 and 2012.

On April 12, 2010, our Compensation Committee adopted a policy stating the Compensation Committee’s general intention to structure any future equity-based awards granted to our Section 16 Officers during calendar years 2010, 2011 and 2012 such that a substantial portion (in this case, at least 50% on a share basis) of equity awards granted to our Section 16 Officers would be performance-based. The same proportion did not apply to new hire grants which were based on the competitive hiring market practices at the time, but any subsequent grants to that officer were to include a substantial portion of performance-based awards. Equity awards in 2010, 2011, and 2012 were either (1) time-based stock option awards with an exercise price equal to at least 125% of the closing price of a share of Common Stock on Nasdaq on the date of grant, or (2) stock option awards earned based on the achievement of Company performance targets based on the achievement of Company performance targets.

In 2013, we granted equity awards to our former CEO, Josh Pickus, and our former CFO, Shelly Schaffer. At least 50% of the equity awards were based on the achievement of Company performance targets. Both Mr. Pickus and Ms. Schaffer resigned employment with the Company in April 2014 and October 2013, respectively. Mr. Pickus forfeited at least 66% of his 2013 equity awards on his departure. Ms. Schaffer forfeited 100% of her 2013 equity awards on her departure. Mr. Lakkaraju began his employment with the Company in 2013 and was granted new hire RSUs and stock options on October 30, 2013. The stock options have an exercise price of $5.57 per share.

In 2014, we granted performance based stock option awards. Approximately 75% of Dr. Cholawsky’s equity award grants in 2014 were performance-based stock options. Dr. Cholawsky received three stock option grants on May 16, 2014 and each grant has an exercise price of $2.21 per share. In addition to time-based vesting requirements, the three stock option grants may only be exercised if the closing price of our stock as reported on Nasdaq is at or above a designated share price ($4.00, $6.25 and $9.75, respectively) for 20 or more consecutive trading days for each grant. Similarly in 2014, Messrs. Lakkaraju and Donnelly each received two stock option grants with exercise prices of $2.26 per share, which, in addition to time-based vesting requirements, are exercisable only if our Common Stock achieves certain pre-established value levels. Specifically, the stock option grants can only be exercised if the closing price of our stock as reported on Nasdaq is at or above a designated share price ($4.00 and $6.25, respectively) for 20 or more consecutive trading days for each grant. The Compensation Committee granted the stock options to Dr. Cholawsky as the new CEO of the Company and designed the terms to be ambitious in terms of the share price growth required before the stock options were exercisable. By providing the stock options with a ten year expiration term, the Compensation Committee provided Ms. Cholawsky with time to guide the Company during the multi-year strategic plan before the stock options expired, while correlating the exercisability directly with increases in the Company’s stock price and shareholder value.

In 2015, Dr. Cholawsky received all of her equity awards in stock option grants. Dr. Cholawsky received a stock option grant on February 10, 2015, with an exercise price of $1.85 per share. Similarly in 2015, both Messrs. Lakkaraju and Donnelly received their equity awards in stock option grants with exercise prices of $1.85 per share.

As of December 31, 2015, our stock price has not exceeded the exercise price of the vested stock options that were granted to Dr. Cholawsky, and Messrs. Lakkaraju and Donnelly in 2014 and 2015. Further, our stock price would have to appreciate over 118% from our December 31, 2015 closing stock price of $1.01 for Dr. Cholawsky’s, or Messrs. Lakkaraju’s and Donnelly’s 2014 performance based stock grants to reach the exercise price and provide any realizable value to our executive officers. In addition, our stock price would need to appreciate 296%, 518%, and 865% respectively from our December 31, 2015 closing stock price of $1.01 for Dr. Cholawsky’s, or Messrs. Lakkaraju’s and Donnelly’s 2014 performance-based stock grants to reach the performance-based exercise criteria (i.e. $4.00, $6.25, and $9.25) and provide any realizable value to our executive officers. Similarly, our stock price would need to appreciate over 83% from our December 31, 2015 closing stock price of $1.01 for Dr. Cholawsky’s, or Messrs. Lakkaraju’s and Donnelly’s 2015 stock grants to reach the exercise price and provide any realizable value to our executives.

In 2016, at least 50% of the equity awards granted to our executive officers included performance-based requirements. Dr. Cholawsky received all her equity awards in 2016 as stock option grants. Dr. Cholawsky received two stock option grants on February 9, 2016 with exercise prices of $.80 per share. In addition to time-based vesting requirements, 50% of the stock option grants may only be exercised if the closing price of our stock as reported on Nasdaq is at or above $1.85 for 20 or more consecutive trading days. As of April 18, 2016, the closing price of our stock as reported on Nasdaq was $0.9614.

Mr. Lakkaraju received all of his equity awards in 2016 in stock option grants. Mr. Lakkaraju received two stock option grants on February 9, 2016 with exercise prices of $.80 per share. In addition to time-based vesting requirements, 50% of the stock option grants may only be exercised if the closing price of our stock as reported on Nasdaq is at or above $1.85 for 20 or more consecutive trading days. Mr. Koverman, who became a Section 16 Officer in 2016, received all of his equity awards in 2016 as stock option grants. Mr. Koverman received two stock option grants on March 15, 2016, with exercise prices of $.85 per share. In addition to time-based vesting requirements, 50% of the stock option grants may only be exercised if the closing price of our stock as reported on Nasdaq is at or above $1.85 per share. Mr. Donnelly is no longer a Section 16 Officer for 2016 and he resigned his employment with the Company as of April 1, 2016.

Other Benefits

We also provide our Named Executive Officers with certain employee benefits that are generally consistent with both the employee benefits we provide to all of our employees and that are provided by other employers in Silicon Valley. These benefits consist of a tax-qualified defined contribution plan, which we refer to as our 401(k) plan (to which we do not make any employer contributions), health benefits, life insurance benefits, and other welfare benefits. We do not provide any special employee benefits for our Named Executive Officers other than increased life insurance coverage equal to $300,000 per person, which increased coverage is also available to each of our employees who hold a position equal to or above the director level. Our employees who hold a position below the director level receive $150,000 in life insurance coverage per person.

Tax Implications of Compensation Policies

Section 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally places a limit of $1,000,000 on the amount of compensation we may deduct for federal income tax purposes in any one year with respect to the compensation we pay to certain of our most highly compensated officers, unless such compensation is performance-based compensation under Section 162(m) of the Code. In order to maintain flexibility in compensating our covered employees (as determined under 162(m)) in a manner designed to promote achievement of Company goals, the Compensation Committee considers the Section 162(m) impact of its compensation decisions, but does not necessarily limit executive compensation to that which is deductible under Section 162(m) of the Code.

Taxation of “Parachute” Payments

Sections 280G and 4999 of the Code provide that “disqualified individuals” within the meaning of the Code (which generally includes certain officers, directors and employees of the Company) may be subject to additional taxes if they receive payments or benefits in connection with a change in control of the corporation that exceed certain prescribed limits. The corporation or its successor may also forfeit a deduction on the amounts subject to this additional tax.

We did not provide any of our executive officers, including any NEO, any director, or any other service provider with a “gross-up” or other reimbursement payment for any tax liability that the individual might owe as a result of the application of sections 280G or 4999, and we have not agreed and are not otherwise obligated to provide any individual with such a “gross-up” or other reimbursement as a result of the application of sections 280G and 4999.

Accounting Standards

We follow Financial Accounting Standards Board Accounting Standards Codification Topic 718, or “ASC 718,” for accounting for our stock options and other stock-based awards. ASC 718 requires companies to calculate the grant date “fair value” of their stock option grants and other equity awards using a variety of assumptions. This calculation is performed for accounting purposes. ASC 718 also requires companies to recognize the compensation cost of stock option grants and other stock-based awards in their income statements over the period that an employee is required to render service in exchange for the option or other equity award.

Employment Arrangements, Termination of Employment Arrangements and Change of Control Arrangements

We have employment arrangements with our Named Executive Officers to assist with attraction and retention. The following paragraphs summarize the employment-related agreements for our current Named Executive Officers and provide additional information that we believe is helpful to an understanding of the information disclosed in the compensation tables and narratives below. For more information about post-termination payments under these employment arrangements, see “Potential Payments Upon Termination or Change-in-Control” below.

Elizabeth Cholawsky

Dr. Cholawsky assumed the title of President and Chief Executive Officer on May 16, 2014. In connection with her employment, we entered into an offer letter with Dr. Cholawsky. Our arrangement with Dr. Cholawsky provided for her to receive an annual base salary of $360,000 and an annual short-term cash incentive target of $234,000. Effective February 10, 2015, Dr. Cholawsky’s base salary was increased to $370,000 and her annual cash incentive target was increased to $241,000. In addition, Dr. Cholawsky has been granted stock options and RSU awards, as reflected in the outstanding equity awards table below.

Pursuant to the terms of Dr. Cholawsky’s offer letter, if she is terminated without cause or resigns for good reason (as defined in the offer letter), Dr. Cholawsky would be entitled to severance pay equal to 12 months of base salary. If such termination or resignation follows within 12 months of a change of control of the Company, Dr. Cholawsky would also be entitled to vest immediately in 100% of any remaining unvested equity awards, provided, however, that stock options with market-based conditions will be eligible for acceleration only if and to the extent the applicable market conditions have been met prior to the change of control or achieved as part of the change of control as described in Dr. Cholawsky’s offer letter.

Roop Lakkaraju

Mr. Lakkaraju assumed the title of Executive Vice President, Chief Financial Officer and Chief Operating Officer on October 30, 2013. In connection with his employment, we entered into an offer letter with Mr. Lakkaraju. Our arrangement with Mr. Lakkaraju provided for him to receive an annual base salary of $320,000 and an annual short-term cash incentive target of $150,000. Effective February 10, 2015, Mr. Lakkaraju’s base salary was increased to $329,600 and his annual cash incentive target was increased to $154,912. In addition, Mr. Lakkaraju has been granted stock options and RSU awards, as reflected in the outstanding equity awards table below.

Pursuant to the terms of Mr. Lakkaraju’s offer letter, if he is terminated without cause or resigns for good reason (as defined in the offer letter), Mr. Lakkaraju would be entitled to severance pay equal to six months of base salary and 50% of the short-term cash incentive target in effect for the year in which he is terminated. If such termination or resignation follows within 12 months of a change of control of the Company, Mr. Lakkaraju would also be entitled to vest immediately in 100% of any remaining unvested equity awards, provided, however, that stock options with market-based conditions will be eligible for acceleration only if and to the extent the applicable market conditions have been met prior to the change of control or achieved as part of the change of control as described in Mr. Lakkaraju’s grant.

Shaun Donnelly

Mr. Donnelly was hired as Vice President, General Manager, Small and Medium Business on December 29, 2011. In connection with his employment, we entered into an offer letter with Mr. Donnelly. Our arrangement with Mr. Donnelly provided for him to receive an annual base salary of $208,000 and an annual short-term cash incentive target of $52,000. In 2012, in relation to the expansion of his duties to include responsibility for the program management group, Mr. Donnelly’s base salary was increased to $220,000 and his annual cash incentive target was increased to $55,000, in each case effective as of August 1, 2012. Effective September 29, 2013, Mr. Donnelly’s base salary was increased to $226,600 and his annual cash incentive target was increased to $56,650. Effective February 10, 2015, Mr. Donnelly’s base salary was increased to $235,644 and his annual cash incentive target was increased to $58,911. In addition, Mr. Donnelly has been granted stock options and RSU awards, as reflected in the outstanding equity awards table below. Mr. Donnelly was also given certain housing allowances as reflected in the summary compensation table below.

Pursuant to the terms of Mr. Donnelly’s offer letter, if Mr. Donnelly is terminated without cause or resigns for good reason (as defined in the offer letter), Mr. Donnelly would be entitled to severance pay equal to four months of base salary and 33.3% of his target short-term cash incentive in effect for the year in which he is terminated. If such termination or resignation follows within 12 months of a change of control of the Company, Mr. Donnelly would also be entitled to vest immediately in 100% of any remaining unvested equity awards, provided, however, that stock options with market-based conditions will be eligible for acceleration only if and to the extent the applicable market conditions have been met prior to the change of control or achieved as part of the change of control as described in Mr. Donnelly’s grant. Mr. Donnelly resigned voluntarily from the Company effective April 1, 2016.

Greg Wrenn

Mr. Wrenn was hired as Vice President, General Counsel and Corporate Secretary on November 4, 2009. In connection with his employment, we entered into an offer letter with Mr. Wrenn. Our arrangement with Mr. Wrenn provided for him to receive an annual base salary of $240,000 and a short- term cash incentive target of $60,000. In relation to the expansion of his duties to include responsibility for other areas of the business development group, Mr. Wrenn’s annual base salary was increased to $250,000 and his short-term cash incentive target was increased to $75,000, in each case effective as of January 1, 2012. He was also given a one-time incentive award of $50,000. Effective September 29, 2013, Mr. Wrenn’s annual base salary was increased to $257,500 and his annual cash incentive target was increased to $77,250. Effective February 10, 2015, Mr. Wrenn’s annual base salary was increased to $267,800 and his annual cash incentive target was increased to $80,340. In addition, Mr. Wrenn has been granted stock options and RSU awards, as reflected in the outstanding equity awards table below.

Pursuant to the terms of Mr. Wrenn’s offer letter as previously amended, if Mr. Wrenn is terminated without cause or resigns for good reason (as defined in the offer letter), Mr. Wrenn would be entitled to severance pay equal to six months of base salary in effect for the year in which he is terminated. If such termination or resignation follows within 12 months of a change of control of the company, Mr. Wrenn would also be entitled to vest immediately in 100% of any remaining unvested equity awards, or such other amount as specified in any future grant agreement. As previously disclosed on Form 8-K filed with the SEC on June 25, 2015, Mr. Wrenn resigned voluntarily from the Company effective August 6, 2015.

EXECUTIVE COMPENSATION

2015 Summary Compensation Table

The following table shows compensation information for 2015, 2014 and 2013 for our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation (3) ($)	Total ($)
Elizabeth Cholawsky (4)	2015	370,346	-	-	139,125	197,684	270	707,425
President and Chief Executive	2014	216,000	40,000	483,442	973,594	146,431	10,679(5)	1,870,146
Officer	2013	-	-	-	-	-	-	-
Roop Lakkaraju (6)	2015	329,834	-	-	99,375	140,490	270	569,969
Chief Financial Officer and	2014	320,000	-	-	146,407	156,795	162	623,364
Executive Vice President of	2013	55,385	-	1,583,969	467,532	27,302	21	2,134,209
Finance and Administration
Shaun Donnelley (7)	2015	235,576	-	-	99,375	43,385	72,238(8)	450,574
Senior Vice President, Customer	2014	226,600	-	-	117,125	45,632	92,289(9)	481,646
Success and Services Sales	2013	221,700	5,000	147,250	-	44,034	30,331(10)	448,315
Greg Wrenn (11)	2015	170,951	-	-	-	33,790	270	205,011
Senior Vice President of Business	2014	257,500	-	137,000	-	76,137	162	470,799
Affairs, General Counsel and	2013	251,933	-	589,000	-	77,676	180	918,789
Corporate Secretary
(1)

The amounts disclosed represent the grant date fair value of awards computed in accordance with ASC Topic 718, Compensation – Stock Compensation, excluding the effect of certain forfeiture assumptions. We estimate the fair value of stock options granted using the Black-Scholes option pricing model. This pricing model requires a number of complex assumptions including volatility, expected term, risk-free interest rate, and expected dividends. For more information about the assumptions used, please refer to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(2)

The amounts disclosed for 2015 reflect the aggregate short-term cash incentive awards earned for all four quarters of the 2015 fiscal year under the annual incentive plan. Payouts for earned awards were made both in 2015 and 2016.

(3)

Our employees may participate in our 401(k) plan, which is a tax-qualified defined contribution plan. We do not provide any matching contributions on any employee’s contribution to the 401(k) plan. The amounts disclosed in this column include life insurance premiums for $300,000 of term life insurance for each Named Executive Officer.

(4)	Dr. Cholawsky joined the Company on May 16, 2014.
(5)

Includes $10,634 in reimbursements to Dr. Cholawsky in connection with work-related travel expenses while Dr. Cholawsky’s relocation was pending. Also includes $45 in life insurance premiums for $300,000 of term life insurance.

(6)	Mr. Lakkaraju joined the Company on October 30, 2013.
(7)

As a result of his role change from SVP of Business Development and Account Management to SVP of Customer Success and Services Sales, Mr. Donnelly is no longer an executive officer of the Company effective February 9, 2016. Mr. Donnelly resigned his employment with the Company effective April 1, 2016.

(8)

Includes $71,984 in housing allowances to Mr. Donnelly through November 2015 in connection with his new residence near Company headquarters. Also includes $254 in life insurance premiums for $300,000 of term life insurance.

(9)

Includes $92,127 in housing allowances to Mr. Donnelly in connection with his new residence near Company headquarters. Also includes $162 in life insurance premiums for $300,000 of term life insurance.

(10)

Includes $25,195 in reimbursed relocation expenses to Mr. Donnelly in connection with his move near Company headquarters. Also includes $5,000 in monthly housing allowances to Mr. Donnelly in December 2013 in connection with his new residence near Company headquarters. Also includes $136 in life insurance premiums for $300,000 of term life insurance.

(11)	Mr. Wrenn resigned his employment with the Company effective August 6, 2015.

2015 Grants of Plan-Based Awards Table

The following table sets forth certain information with respect to grants of plan-based awards in 2015 to our Named Executive Officers, including short-term cash incentive awards and equity awards. The stock options granted to our Named Executive Officers in 2015 were granted under the 2010 Stock Plan. All stock options were granted with an exercise price equal to the closing price of a share of Common Stock on Nasdaq on the date of the grant.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($) (3)
		Threshold ($)	Target ($)	Maximum ($)
Elizabeth Cholawsky
MBO	-	167,687	239,553	311,419	-	-	-
Option	2/10/2015	-	-	-	175,000	1.85	139,125
Roop Lakkaraju
MBO	-	54,611	153,833	176,908	-	-	-
Option	2/10/2015	-	-	-	125,000	1.85	99,375
Shaun Donnelley (4)
MBO	-	20,766	58,496	67,271	-	-	-
Option	2/10/2015	-	-	-	125,000	1.85	99,375
Greg Wrenn (5)
MBO	-	14,059	39,604	45,544	-	-	-
(1)

For 2015 we defined Company and/or individual objectives for our Named Executive Officers on a quarterly basis. Objectives were expressed as financial goals for the Company and/or individual performance goals. Additional information is reflected in the discussion of “Short-Term, Performance- Based Cash Incentive Awards” above.

(2)

All awards listed in this column are time-based grants of stock options that vest 1/36th of the shares subject to the grant on each monthly anniversary of the grant date over 36 months, subject to continued employment.

(3)

The amounts disclosed represent the grant date fair value of awards computed in accordance with ASC Topic 718, Compensation – Stock Compensation, excluding the effect of certain forfeiture assumptions. We estimate the fair value of stock options granted using the Black-Scholes option pricing model. This pricing model requires a number of complex assumptions including volatility, expected term, risk-free interest rate, and expected dividends. For more information about the assumptions used, please refer to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(4)

As a result of his role change from SVP of Business Development and Account Management to SVP of Customer Success and Services Sales, Mr. Donnelly is no longer an executive officer of the Company effective February 9, 2016. Mr. Donnelly resigned his employment with the Company effective April 1, 2016.

(5)	Mr. Wrenn resigned his employment with the Company effective August 6, 2015.

Our Named Executive Officers are parties to employment contracts or arrangements with us. For more information about these agreements and arrangements, see “Compensation Discussion and

Analysis—Employment Arrangements, Termination of Employment Arrangements and Change of Control Arrangements” above. For more information about the compensation arrangements in which our Named Executive Officers participate and the proportion of our Named Executive Officers’ total compensation represented by “at risk” components, see “Compensation Discussion and Analysis” above.

Outstanding Equity Awards at 2015 Fiscal Year-End Table

The following table summarizes the number of securities underlying outstanding equity awards for our Named Executive Officers as of December 31, 2015:

Name	Option Awards (1)						Stock Awards (1)
	Grant Date (2)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date (3)		Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($) (4)
Elizabeth Cholawsky	-		-	-	-	-	5/16/2014	(5)(8)	164,064	165,705
	5/16/2014	(5)(6)(7)	-	150,000	2.21	5/16/2024	-		-	-
	5/16/2014	(5)(6)(9)	-	300,000	2.21	5/16/2024	-		-	-
	5/16/2014	(5)(6)(10)	-	300,000	2.21	5/16/2024	-		-	-
	2/10/2015		48,611	175,000	1.85	2/10/2025	-		-	-
Roop Lakkaraju	-		-	-	-	-	10/30/2013	(8)	142,187	143,609
	10/30/2013	(6)	105,625	89,375	5.57	10/30/2023	-		-	-
	5/21/2014		32,986	29,514	2.26	5/21/2024	-		-	-
	5/21/2014	(7)	-	31,250	2.26	5/21/2024	-		-	-
	5/21/2014	(9)	-	31,250	2.26	5/21/2024	-		-	-
	2/10/2015		34,722	90,278	1.85	2/10/2025	-		-	-
Shaun Donnelly (11)	1/5/2012	(6)	180,833	4,167	2.17	1/5/2019	-		-	-
	7/5/2012	(12)	42,708	7,292	3.23	7/5/2019	-		-	-
	-		-	-	-	-	08/05/2013		8,333	8,416
	5/21/2014		26,388	23,612	2.26	5/21/2024	-		-	-
	5/21/2014	(7)	-	25,000	2.26	5/21/2024	-		-	-
	5/21/2014	(9)	-	25,000	2.26	5/21/2024	-		-	-
	2/10/2015		34,722	90,278	1.85	2/10/2025	-		-	-
Greg Wrenn (13)	-		-	-	-	-	-		-	-
(1)	Unless otherwise indicated, these grants are made pursuant to the Company’s 2010 Stock Plan.
(2)	Unless otherwise indicated, 1/36th of the shares subject to these grants vest on each monthly anniversary of the grant date over 36 months, subject to continued employment.
(3)	Unless otherwise indicated, 1/3rd of the shares subject to these grants vest on each anniversary of the grant date over 3 years, subject to continued employment.
(4)

The amounts disclosed represent the grant date fair value of awards computed in accordance with ASC Topic 718, Compensation – Stock Compensation, excluding the effect of certain forfeiture assumptions. We estimate the fair value of stock options granted using the Black-Scholes option pricing model. This pricing model requires a number of complex assumptions including volatility, expected term, risk-free interest rate, and expected dividends. For more information about the assumptions used, please refer to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(5)	These grants are made pursuant to the Company’s 2014 Inducement Award Plan (the “Inducement Plan”).
(6)

1/4th of the shares subject to this grant vest on the first anniversary of the grant date and 1/48th of the shares subject to this grant vest on each monthly anniversary thereafter over the next 36 months, subject to continued employment.

(7)	This grant shall only be exercisable, to the extent vested, following the date as of which the FMV of the Company’s Common Stock has first equaled or exceeded $4.00 for 20 consecutive trading days.
(8)	1/4th of the shares subject to this grant vests on each anniversary of the grant date over 4 years, subject to continued employment.
(9)	This grant shall only be exercisable, to the extent vested, following the date as of which the FMV of the Company’s Common Stock has first equaled or exceeded $6.25 for 20 consecutive trading days.
(10)	This grant shall only be exercisable, to the extent vested, following the date as of which the FMV of the Company’s Common Stock has first equaled or exceeded $9.75 for 20 consecutive trading days.
(11)

As a result of his role change from SVP of Business Development and Account Management to SVP of Customer Success and Services Sales, Mr. Donnelly is no longer an executive officer of the Company effective February 9, 2016. Mr. Donnelly resigned his employment with the Company effective April 1, 2016.

(12)	1/48th of the shares subject to this grant vest on each monthly anniversary of the grant date over 48 months, subject to continued employment.
(13)	Mr. Wrenn resigned his employment with the Company effective August 6, 2015.

2015 Option Exercises and Stock Vested

The following table provides information about RSU awards vested for our Named Executive Officers during 2015. No stock options were exercised by our Named Executive Officers during 2015.

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Elizabeth Cholawsky	54,688	$80,938
Roop Lakkaraju	71,094	$82,469
Shaun Donnelly (2)	8,333	$10,083
Greg Wrenn (3)	83,333	$134,833
(1)	Represents the amounts realized based on the fair market value of the Company’s Common Stock on the applicable vesting date.
(2)

As a result of his role change from SVP of Business Development and Account Management to SVP of Customer Success and Services Sales, Mr. Donnelly is no longer an executive officer of the Company effective February 9, 2016. Mr. Donnelly resigned his employment with the Company effective April 1, 2016.

(3)	Mr. Wrenn resigned his employment with the Company effective August 6, 2015.

Pension Benefits and Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans, defined benefit plans, pension plans or other plans with specified retirement benefits for our Named Executive Officers or our employees. We do provide our employees with the opportunity to participate in our 401(k) plan, which is a tax-qualified defined contribution plan. We do not provide for any matching contributions with respect to our employees’ contributions to the 401(k) plan. We also do not maintain any nonqualified deferred compensation plans, defined benefit plans or other plans with specified retirement benefits for our Named Executive Officers or our employees.

Potential Payments upon Termination or Change-in-Control

During 2015, we were party to employment contracts and arrangements with our Named Executive Officers. Under these contracts and arrangements, we are obligated to provide our Named

Executive Officers with certain payments or other forms of compensation if their employment with us is terminated under certain conditions. The forms of such termination that would trigger additional payments or compensation include involuntary termination without cause and involuntary termination without cause and/or resignation for good reason following a change of control.

The tables below reflect the estimated amounts of payments or compensation each of our Named Executive Officers serving at December 31, 2015 may receive under particular circumstances in the event of termination of such Named Executive Officer’s employment. The first table below was prepared as though each of our Named Executive Officers had been terminated involuntarily without cause on December 31, 2015, the last business day of 2015. The second table below was prepared as though each of our Named Executive Officers had been terminated involuntarily without cause on December 31, 2015, the last business day of 2015, within 12 months of a change-in-control of the Company and assumes that the price per share of Common Stock equals $1.01, which was the closing price of a share of Common Stock on December 31, 2015 as reported on Nasdaq. For more information about these agreements and arrangements, including the duration for payments or benefits received under these agreements and arrangements, see “Compensation Discussion and Analysis—Employment Contracts, Termination of Employment Arrangements and Change of Control Arrangements” above. To the extent payments or benefits are required, we will provide all such payments and benefits under the agreements.

Involuntary Termination

Name (1)	Salary Continuation	Cash-Based Incentive Award	Continuation of Health & Welfare Benefits (2)	Value of Unvested and Accelerated Equity Grants (3)	Excise Tax & Gross-Up	Total
Elizabeth Cholawsky	$370,000	-	$6,100	-	-	$376,100
Roop Lakkaraju	$164,800	$77,456	$4,726	-	-	$246,982
Shaun Donnelley (4)	$78,548	$19,617	$3,779	-	-	$101,944

Involuntary Termination Following a Change-in-Control

Name (1)	Salary Continuation	Cash-Based Incentive Award	Continuation of Health & Welfare Benefits (2)	Value of Unvested and Accelerated Equity Grants (3)	Excise Tax & Gross-Up	Total
Elizabeth Cholawsky	$370,000	-	$6,100	$165,705	-	$541,805
Roop Lakkaraju	$164,800	$77,456	$4,726	$143,609	-	$390,591
Shaun Donnelley (4)	$78,548	$19,617	$3,779	$2,777	-	$104,721
(1)	Mr. Wrenn resigned his employment with the Company effective August 6, 2015. Mr. Wrenn received no payment upon termination.
(2)	Amounts reflect our actual cost of providing health and welfare benefits for the period of time that each Named Executive Officer would be entitled to base salary continuation.
(3)

This value reflects the immediate vesting of all outstanding equity grants that are subject to accelerated vesting as of the effective date of the change-in-control, based on a December 31, 2015 closing stock price of $1.01.

(4)

As a result of his role change from SVP of Business Development and Account Management to SVP of Customer Success and Services Sales, Mr. Donnelly is no longer an executive officer of the Company effective February 9, 2016. Mr. Donnelly resigned his employment with the Company effective April 1, 2016.

Death or Disability

The Company pays the premiums for life insurance and accidental death and dismemberment policies for each Named Executive Officer, which are included in the “All Other Compensation” section of the “Summary Compensation Table.” The amount of each such policy is $300,000. If a

Named Executive Officer’s termination was due to his or her death, the officer’s beneficiary or beneficiaries would be paid $300,000 under the life insurance policy, and an additional $300,000 under the accidental death and dismemberment policy if the death was caused by an accident.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

In 2015 the Company’s Audit Committee consisted at all times of independent directors. During 2015, the members of the Audit Committee were Messrs. Farshchi, O’Malley and Fries. Each of Messrs. Farshchi, O’Malley and Fries participated in the relevant review, discussions and procedures disclosed in this Audit Committee report. During March 2016, each of Messrs. Farshchi, O’Malley and Fries resigned as members of the Board and the Audit Committee. These resignations were not in connection with a disagreement relating to the Company’s operations, policies or practices. Also, during March 2016, Jim Stephens, Lowell Robinson and Elizabeth Fetter were appointed to the Audit Committee. On April 20, 2016, Mr. Stephens resigned as a member of the Audit Committee and Tim Stanley was appointed to the Audit Committee. As such, none of the current members of the Audit Committee were members of the Audit Committee during 2015 when the relevant review, discussions and procedures that are disclosed in this Audit Committee report were conducted by the Audit Committee.

Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements for fiscal year 2015 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

The Audit Committee reviewed with the Company’s independent registered public accountants, BDO, who were responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles for the fiscal year ended December 31, 2015, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent registered public accountants the accountants’ independence from management and the Company, including the matters provided to the Audit Committee by the independent registered public accountants in the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit. The Audit Committee meets periodically with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls (and remediation efforts made in connection with these evaluations) and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

THE AUDIT COMMITTEE

PROPOSAL NO. 2

ADVISORY APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory basis, the Company’s Named Executive Officer compensation as disclosed in this Proxy Statement in accordance with the SEC’s rules. At the Company’s 2011 annual meeting of stockholders, the Company held an advisory vote to approve the frequency of future advisory stockholder votes on executive officer compensation. As previously reported by the Company, a majority of the Company’s stockholders recommended holding future advisory votes to approve our executive compensation every year. In light of, and consistent with, the voting results, the Board has determined that the Company will hold future advisory votes on executive compensation annually until the next stockholder vote on the frequency of say-on-pay votes is required under Section 14A of the Exchange Act or until the Board otherwise determines that a different frequency for such votes is in the best interests of the Company’s stockholders. After our Annual Meeting, we expect to hold our next advisory vote on executive officer compensation at the Company’s 2017 annual meeting of stockholders.

As we discuss above under the caption “Compensation Discussion and Analysis” the core objectives of our executive compensation program are to: (i) attract and retain talented executives who will lead us to achieve our business objectives and create long-term stockholder value; (ii) to align executive compensation incentives with periodic and long-term Company performance goals and stockholder return; and (iii) compensate our executive officers based on their overall performance. Under this program, the principal elements of our executive compensation program are base salary, MBOs earned on a quarterly basis, long-term equity awards granted based on our review of full-year performance, which equity awards then vest over time or in connection with Board-approved performance targets, and other benefits customary for our peer group. Our executive compensation is discussed in further detail and information about the fiscal year 2015 compensation of our 2015 Named Executive Officers is provided above under the caption “Executive Compensation and Related Information”.

We are asking our stockholders to indicate their support for the compensation of our named executive officers for the fiscal year ended December 31, 2015, as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2016 annual meeting of stockholders pursuant to SEC rules and regulations, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Approval of this resolution requires the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board. However, the Board and the Compensation Committee value the opinion of our stockholders and expect to consider the outcome of this vote when considering future executive compensation arrangements.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” approval of the compensation of our Named Executive Officers for the fiscal year ended December 31, 2015, as described in this Proxy Statement.

PROPOSAL NO. 3

APPROVAL OF THE SUPPORT.COM, INC.
SECOND AMENDED AND RESTATED 2010 EQUITY AND
PERFORMANCE INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve the amendment and restatement of the 2010 Stock Plan (such plan, after the amendment and restatement contemplated by this proxy statement, will be the Second Amended and Restated 2010 Equity and Performance Incentive Plan, referred to herein as the “Restated Plan”). The sole purpose of amending the 2010 Stock Plan is to increase the number of shares of Common Stock available for issuance under the Restated Plan by 1,000,000 shares, for a total of 8,250,00 shares available for issuance. The Company’s Board adopted the Restated Plan, subject to stockholder approval, on February 9, 2016. The Company’s Board believes that additional shares are necessary to allow the Company to attract and incentivize new employees and executives, retain and motivate existing personnel, compensate our current and new employees in part with equity in order to conserve our cash resources, and better align our employees’ compensation interests with both their individual and our corporate performance. Without the additional shares, the Board believes that the current share pool (2,849,261 shares available for grant as of April 18, 2016) would be exhausted within the next twelve months. The Board also believes that absent merger and acquisition activity, the required hiring of a senior officer or other extraordinary events, the additional shares should be sufficient for the Company to offer equity awards in line with our historical grant practices for one year. In determining the number of additional shares to request under the Restated Plan, our Compensation Committee evaluated our historical and projected burn rates under our equity plans, the stockholder value transfer cost of our outstanding equity grants and the overhang cost associated with our outstanding stock options.

Required Vote

Approval of the Restated Plan will require the affirmative vote of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter.

Restated Plan Highlights

The Restated Plan authorizes our Board to provide equity-based compensation in the form of stock options, appreciation rights (“SARs”), restricted stock, RSUs, performance shares, performance units, and other awards for the purpose of providing our directors, officers, other employees and consultants incentives and rewards for superior performance. Some of the key features of the Restated Plan that reflect our commitment to effective management of incentive compensation are set forth below and are described more fully under the heading “Summary of the Restated Plan”. The following description of the Restated Plan is only a summary of its principal terms and provisions and is qualified by reference to the full text of the Restated Plan attached as Appendix B to this proxy statement.

Plan Limits. Total awards under the Restated Plan are limited to 8,250,000 shares of Common Stock plus any shares relating to awards that expire or are forfeited or cancelled under the Restated Plan or the 2000 Omnibus Equity Incentive Plan (the “2000 Stock Plan”) (after the date of the adoption of the 2010 Stock Plan). Each share of Common Stock issued pursuant to an award of stock options or SARs shall reduce the aggregate share limit by one share. Commencing June 1, 2013, each share of Common Stock issued pursuant to an award other than stock options or SARs shall reduce the aggregate share limit by 1.6 shares.

The Restated Plan also provides that:

•	the aggregate number of shares of Common Stock actually issued or transferred upon the exercise of incentive stock options (“ISOs”) will not exceed 1,000,000 shares of Common Stock;

•	no participant will be granted stock options or SARs, in the aggregate, for more than 1,000,000 shares of Common Stock during any calendar year;
•

no participant will be granted awards of restricted stock, RSUs, performance shares or other stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, in the aggregate, for more than 1,000,000 shares of Common Stock during any calendar year; and

•

no participant in any calendar year will receive an award of performance units or other awards payable in cash that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code having an aggregate maximum value in excess of $5,000,000.

Share Granting Provisions. The Restated Plan provides that only shares with respect to awards granted under the Restated Plan or the 2000 Stock Plan that expire or are forfeited or cancelled, or shares that were covered by an award the benefit of which is paid in cash instead of shares, will again be available for issuance under the Restated Plan. The following shares will not be added back to the aggregate plan limit: shares tendered in payment of the option exercise price; shares withheld by us to satisfy the tax withholding obligation; and shares that are repurchased by us with stock option proceeds. Further, all shares covered by a SAR that is exercised and settled in shares shall be considered issued or transferred pursuant to the Restated Plan, whether or not all shares are actually issued to the participant upon exercise of the right.

Current Usage. The following includes aggregated information regarding the overhang and dilution associated with all of the Company’s equity plans and the potential stockholder dilution that will result if our proposed share authorization under the Restated Plan is approved. The information is as of April 18, 2016:

Description	2000 Stock Plan	2010 Stock Plan	Inducement Plan	Total
Number of Stock Options Outstanding	224,679	2,978,397	990,000	4,193,076
Weighted Average Exercise Price of Options Outstanding	$2.39	$2.60	$1.96	$2.44
Weighted Average Remaining Life of Options Outstanding	0.35	6.21	8.40	6.41
Number of Full-Value Awards Outstanding	-	1,107,348	389,064	1,496,412
Number of Shares Available for Grant	-	2,549,264	299,997	2,849,261
Number of Common Shares Outstanding				54,959,716
	Current Dilution			13.45%
	Proposed Additional Shares			1,000,000
	Dilution with Proposed Additional Shares			14.79%

Other Information:

•

Based on the closing price on Nasdaq for our Common Stock on April 18, 2016 of $0.9614 per share, the aggregate market value as of April 18, 2016 of the 1,000,000 shares requested for issuance under the Restated Plan was $961,400.

•	In calendar years 2013, 2014 and 2015, we granted awards under the 2010 Stock Plan covering 2,429,582 shares, 1,488,089 shares, and 1,683,843 shares, respectively.
•

In determining the number of shares to request for approval under the Restated Plan, our Compensation Committee received advice from Compensia, the Compensation Committee’s independent compensation consultant, and from management relative to recent share usage and other criteria.

Summary of the Restated Plan

Shares Available. For a summary of the shares available under the Restated Plan and a description of the Restated Plan limits and individual participant limits, see the subsection titled “Plan Limits” in the section “Restated Plan Highlights” above.

Eligibility. Executive officers, certain key employees or consultants of ours or our subsidiaries, our non-employee directors, and any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant may be selected by our Board to receive benefits under the Restated Plan. As of April 18, this includes 3 executive officers, 180 employees and 5 non-employee directors. Any person who provides services to us or a subsidiary that are substantially equivalent to those typically provided by an employee may also be eligible to participate in the Restated Plan.

Stock Options. We may grant stock options that entitle the optionee to purchase shares of Common Stock at a price not less than the market value per share at the date of grant. The closing price of Common Stock on Nasdaq on April 18, 2016, was $0.9614 per share. The option price is payable in cash, check or wire transfer at the time of exercise; by the transfer to us of shares of Common Stock owned by the participant having a value at the time of exercise equal to the option price; by delivery of an irrevocable direction to a securities broker to sell shares of Common Stock and to deliver all or part of the sale proceeds to us in payment; by a combination of such payment methods; or by such other method as may be approved by our Board. To the extent permitted by law, any grant of a stock option may provide for deferred payment of the option price from the proceeds of a sale through a bank or broker of some or all of the shares of Common Stock to which the exercise relates.

Stock options will be evidenced by an award agreement containing such terms and provisions, consistent with the Restated Plan, as our Board may approve. No stock option may be exercisable more than 10 years from the date of grant. Each grant will specify the period of continuous service with us or any subsidiary that is necessary before the stock options become exercisable. No stock option may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on the stock option. A grant of stock options may provide for the earlier vesting of such stock options in the event of the retirement, death or disability of the participant, or a change of control. Successive grants may be made to the same participant whether or not stock options previously granted remain unexercised. Any grant of stock options may specify management objectives (as described below) that must be achieved as a condition to exercising such rights.

SARs. A SAR is a right, exercisable by the surrender of a related stock option (if granted in tandem with stock options) or by itself (if granted as a free-standing SAR), to receive from us an amount equal to 100%, or such lesser percentage as the Board may determine, of the spread between the base price (or option exercise price if a tandem SAR) and the value of our shares of Common Stock on the date of exercise. Any grant may specify that the amount payable on exercise of a SAR may be paid by us in cash, in shares of Common Stock, or in any combination of the two, and may either grant to the participant or retain in our Board the right to elect among those alternatives.

SARs will be evidenced by an award agreement containing such terms and provisions, consistent with the Restated Plan, as our Board may approve. Any grant of a tandem SAR will provide that it may be exercised only at a time when the related stock option is also exercisable, at a time when the spread is positive, and by surrender of the related stock option for cancellation. A grant of SARs may provide for the earlier vesting of such SARs in the event of the retirement, death or disability of the participant, or a change of control. Successive grants of a tandem SAR may be made to the same participant regardless of whether any tandem SARs previously granted to the participant remain unexercised. Each grant will specify in respect of each free-standing SAR a base price that will be equal to or greater than the market value per share on the date of grant. No free-standing SAR granted under the Restated Plan may be exercised more than 10 years from the date of grant. No SAR may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on the SAR.

Restricted Stock. A grant of restricted stock involves the immediate transfer by us to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares.

Restricted stock that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. Each such grant or sale of restricted stock will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the restricted stock will be prohibited or restricted in the manner and to the extent prescribed by our Board at the date of grant. Our Board may provide for a shorter period during which the forfeiture provisions are to apply in the event of the retirement, death or disability of the grantee, or a change of control.

Any grant of restricted stock may specify management objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any grant of restricted stock may also specify, in respect of any applicable management objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of restricted stock on which restrictions will terminate if performance is at or above the minimum level or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives.

Grants of restricted stock will be evidenced by an award agreement containing such terms and provisions, consistent with the Restated Plan, as our Board may approve. Any grant or sale of restricted stock will require that any or all dividends or other distributions paid with respect to the restricted stock during the period of restriction be automatically deferred and reinvested in additional shares of restricted stock, which will be subject to the same restrictions as the underlying award.

RSUs. A grant of RSUs constitutes an agreement by us to deliver shares of Common Stock or cash to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the restriction period as our Board may specify. During the applicable restriction period, the participant will have no rights of ownership in the shares of Common Stock deliverable upon payment of the RSUs and will have no right to vote the shares of Common Stock. Our Board may, at the date of grant, authorize the payment of dividend equivalents on RSUs on either a current, deferred or contingent basis, either in cash or in additional shares of Common Stock. However, dividends or other distributions on shares of Common Stock underlying RSUs with restrictions that lapse as a result of the achievement of management objectives will be subject to restrictions and risk of forfeiture to the same extent as the respective RSUs.

Any grant of RSUs may specify management objectives that, if achieved, will result in termination or early termination of the restriction period applicable to such shares. Any grant of RSUs may also specify, in respect of any applicable management objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of RSUs for which the restriction period will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives. Additionally, our Board may provide for a shorter restriction period in the event of the retirement, death or disability of the grantee, or a change of control.

Performance Shares and Performance Units. A performance share is the equivalent of one common share and a performance unit is the equivalent of $1.00 or such other value as determined by our Board. A participant may be granted any number of performance shares or performance units, subject to the limitations set forth above. The participant will be given one or more management objectives to meet within a specified period (the “Performance Period”). The specified Performance Period will be a period of time not less than one year, except in the case of the retirement, death or disability of the grantee, or a change of control, if our Board so determines.

Each grant of performance shares or performance units may specify, in respect of the relevant management objectives, a minimum acceptable level or levels of achievement and will set forth a formula for determining the number of performance shares or performance units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives.

To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by our Board. Our Board may, at the date of grant of performance shares, provide for the payment of dividend equivalents to participant either in cash or in additional shares of Common Stock, subject in all cases to deferral on a contingent basis based on the participant’s earning of the performance shares with respect to which such dividend equivalents are paid.

Performance shares and performance units will be evidenced by an award agreement containing such terms and provisions, consistent with the Restated Plan, as our Board may approve. Each grant will specify the number of performance shares or performance units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors. However, no adjustment will be made in the case of an award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

Awards to Non-Employee Directors. Our Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to non-employee directors of stock options, SARs or other awards and may also authorize the grant or sale of shares of Common Stock, restricted stock or RSUs to non-employee directors. Each grant of an award to a non-employee director will be upon such terms and conditions as approved by our Board. Each such grant will not be required to be subject to any minimum vesting period and will be evidenced by an award agreement in such form as will be approved by our Board. Each grant will specify in the case of stock options, an option price per share, and in the case of a free-standing SAR, a base price per share, each of which will not be less than the market value per share on the date of grant. Each stock option and free-standing SAR granted under the Plan to a non-employee director will expire not more than 10 years from the date of grant and will be subject to earlier termination as hereinafter provided. If a non-employee director subsequently becomes an employee of our company or a subsidiary while remaining a member of our Board, any award held under this Plan by such individual at the time of such commencement of employment will not be affected. Non-employee directors may be awarded, or may be permitted to elect to receive all or any portion of their annual retainer, meeting fees or other fees in shares of Common Stock, restricted stock, RSUs or other awards under the Restated Plan in lieu of cash.

Other Awards. Our Board may, subject to limitations under applicable law, grant to any participant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities; other rights convertible or exchangeable into shares of Common Stock; purchase rights for shares of Common Stock; awards with value and payment contingent upon our performance or specified subsidiaries, affiliates or other business units of ours or any other factors designated by our Board; and awards valued by reference to the book value of shares of Common Stock or the value of securities of, or the performance of specified subsidiaries or affiliates or other business units of ours.

Our Board will determine the terms and conditions of the other awards. Cash awards, as an element of or supplement to any other award granted under the Restated Plan, may also be granted as another award. Share-based other awards are not required to be subject to any minimum vesting periods. Our Board may grant shares of Common Stock as a bonus, or may grant other awards in lieu of our obligation or a subsidiary’s obligation to pay cash or deliver other property under the Restated Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by our Board in a manner that complies with Section 409A of the Code.

Management Objectives. The Restated Plan requires that the Board establish “Management Objectives” for purposes of performance shares and performance units, if and when used. When so determined by the Board, stock options, SARs, restricted stock, RSUs, dividend credits or other awards under the Restated Plan may also specify management objectives. Management objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or of the subsidiary, division, department, region or function within the company or subsidiary in which the participant is employed. The management objectives may be made relative to the performance of one or more other companies or subsidiaries, divisions, departments, regions or functions within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. Our Board may grant awards subject to management objectives that may or may not be intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. The management objectives applicable to any award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code to a “covered employee,” within the meaning of 162(m) of the Code, will be based on specified levels of growth or improvement in one or more of the following criteria:

•

Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit—these profitability metrics could be measured before special items and/or subject to GAAP definition);

•

Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

•	Returns (e.g., Profits or Cash Flow returns on: assets, invested capital, net capital employed, and equity);
•	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables);
•	Profit Margins (e.g., Profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);
•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);
•

Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to stockholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and

•

Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

If our Board determines that a change in the business, operations, corporate structure or capital structure of our company, or the manner in which we conduct our business, or other events or circumstances render the management objectives unsuitable, our Board may in its discretion modify such management objectives or the related level or levels of achievement, in whole or in part, as our Board deems appropriate and equitable, except in the case of an award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code (other than in connection with a change of control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, our Board will not make any modification of the management objectives or level or levels of achievement with respect to such “covered employee.”

Administration. The Restated Plan will be administered by our Board, which may from time to time delegates all or any part of its authority under the Restated Plan to the Compensation Committee of our Board (or a subcommittee thereof), as constituted from time to time. Our Board or the Compensation Committee may authorize one or more of our officers to designate employees (other than Section 16 officers) to receive awards under the Restated Plan and determine the size of any such awards. When we refer herein to actions taken or determinations made by our, we also mean such actions taken and decisions made by any committee, officer or officers authorized to administer the Plan or to make awards.

Amendments. Our Board may at any time and from time to time amend the Restated Plan in whole or in part. However, if an amendment to the Restated Plan would materially increase the benefits accruing to participants under the Restated Plan, would materially increase the number of securities which may be issued under the Restated Plan, would materially modify the requirements for participation in the Restated Plan, or must otherwise be approved by our stockholders in order to comply with applicable law or the rules of Nasdaq (or our applicable securities exchange), then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

If permitted by Section 409A of the Code and Section 162(m) of the Code, in case of termination of the employment of a participant by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, our Board may accelerate the vesting of any unvested awards that the participants holds at the time of such termination. Our Board may also waive any other limitation or requirement under any such award.

Our Board may amend the terms of any awards granted under the Restated Plan prospectively or retroactively, except in the case of an award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code (other than in connection with the participant’s death or disability, or a change of control) where such action would result in the loss of the otherwise available exemption. In such case, our Board will not make any modification of the management objectives or the level or levels of achievement with respect to such award. Except in connection with certain corporate transactions described in the Restated Plan, no amendment will impair the rights of any participant without his or her consent.

Our Board may, in its discretion, terminate the Restated Plan at any time. Termination of the Restated Plan will not affect the rights of participants or their successors under any outstanding awards and not exercised in full on the date of termination.

No Repricing of Stock Options or SARs. Except in connection with certain corporate transactions described in the Restated Plan, the terms of outstanding awards may not be amended to reduce the option price of outstanding stock options or the base price of outstanding SARs, or cancel outstanding stock options or SARs in exchange for cash, other awards or stock options or SARs with an option price or base price, as applicable, that is less than the option price of the original stock options or base price of the original SARs, as applicable, without stockholder approval.

Transferability. Except as otherwise determined by our Board, no stock option, SAR or other derivative security granted under the Restated Plan will be transferable by the participant except by will or the laws of descent and distribution, and in no event will any such award granted under the Restated Plan be transferred for value. Our Board may provide at the date of grant additional restrictions on transfer for certain shares of Common Stock earned under the Restated Plan.

Effective Date and Termination. The Restated Plan will be effective as of the date the Restated Plan is approved by our stockholders. No grant will be made under the Restated Plan after May 19, 2020, which date is 10 years after the date on which the 2010 Stock Plan was first approved by our stockholders, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the applicable award agreement and the terms of the Restated Plan.

Federal Income Tax Consequences

The following is a brief summary of some of the federal income tax consequences of certain transactions under the Restated Plan based on federal income tax laws. This summary is not intended to be complete and does not describe state, local or foreign tax consequences.

Tax Consequences to Participants

Non-qualified Stock Options. In general: (1) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (2) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of the shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

RSUs. No income generally will be recognized upon the award of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received.

Tax Consequences to Support.com or Subsidiary

To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

New Plan Benefits

No new grants have been made requiring stockholder approval. With respect to future grants under the Restated Plan, it is not possible to determine specific amounts and types of awards that may be awarded in the future under the Restated Plan, because the grant and actual settlement of awards will be discretionary.

Other Information

To date, the Company has made no grants under the Restated Plan. All grants made in 2012 and 2013 to date were made under the 2010 Stock Plan. The Company is unable at this time to determine the number of shares of Common Stock underlying options, if any, that will be granted in the future.

Aggregate Past Grants Under the Restated Plan

In accordance with SEC rules, the following table sets forth summary information with respect to the number of shares of Common Stock subject to stock option awards made under the Restated Plan to Support.com’s named executive officers, all current executive officers as a group, directors, associates of such executive officers, directors and nominees, each other person who received or is to receive 5% of such stock options and all employees (other than executive officers) as a group as of April 18, 2016.

Individual or Group	Number of Shares Underlying Stock Option Awards
Elizabeth Cholawsky	475,000
President and Chief Executive Officer
Roop Lakkaraju	620,000
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Shaun Donnelly	337,080
Senior Vice President of Customer Success and Services Sales
Greg Wrenn	-
Senior Vice President of Business Affairs, General Counsel & Secretary
Jim Stephens	38,000
Chairperson
Elizabeth Fetter	40,000
Director
Toni Portmann	58,000
Director
Lowell Robinson	40,000
Director
Tim Stanley	40,000
Director
All current executive officers as a group	1,228,467
All current directors who are not executive officers as a group	216,000
All nominees for election as a director	691,000
Each associate of any such director, executive officer or nominees	-
Each other person who received or is to receive 5% of such awards	-
All employees, including current officers who are not executive officers as a group	1,873,837

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of the additional shares of Common Stock under the Restated Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended as soon as practicable after approval of the Restated Plan by our stockholders.

Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Plan Information
As of December 31, 2015

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans approved by security holders (1)	3,897,548	$2.97	2,725,257
Equity Compensation Plans not approved by security holders (2)	1,243,439	$1.98	474,996

Total	5,140,987	$1.87	2,973,954

(1)	This is the 2010 Stock Plan as well as the 2000 Stock Plan. Stock options, restricted stock, RSUs or stock appreciation rights may be awarded under the 2010 Stock Plan.
(2)	This is the Inducement Plan.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” adoption and approval of the Restated Plan.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK WITHIN A RANGE OF REVERSE SPLIT RATIOS

General

At our Annual Meeting, holders of our Common Stock are being asked to approve the proposal that Article IV of our Restated Certificate of Incorporation be amended to effect a reverse stock split of the issued and outstanding shares of Common Stock and those shares held in treasury stock at a split ratio of not less than one-for-three and not more than one-for-seven (the “Reverse Split”). In addition, pursuant to Proposal No. 5 below, holders of our Common Stock are being asked to approve a further amendment to Article IV of our Restated Certificate of Incorporation that would effect a reduction in the total number of authorized shares of our Common Stock from 150,000,000 to not less than 21,428,572, to be effective, if at all, at such time as our Board shall determine in its sole discretion (the “Reduced Authorization”). Proposal No. 5, for the Reduced Authorization, is conditioned upon stockholder approval of Proposal No. 4, so that the Reduced Authorization will not be submitted for approval by the stockholders unless the Reverse Split is approved. If the Reverse Split is approved but the Reduced Authorized is not approved, then the Reverse Split alone will be authorized. The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this Proxy Statement as Appendix C. If approved by the stockholders, the Reverse Split would become effective at a time, and at a ratio, to be designated by the Board within the ranges specified above. The Board may effect only one Reverse Split as a result of this authorization. The Board’s decision as to whether and when to effect the Reverse Split, and its determination of the ratio for the Reverse Split, will be based on a number of factors, including market conditions, existing and expected trading prices for our Common Stock, the expected liquidity of our Common Stock after the Reverse Split, our capitalization and the listing requirements of Nasdaq. Even if the stockholders approve the Reverse Split, we reserve the right not to effect the Reverse Split if the Board does not deem it to be in the best interests of Support.com and its stockholders to effect the Reverse Split. By voting in favor of the Reverse Split, you are expressly also authorizing the Board to determine not to proceed with, and abandon, the Reverse Split if it should so decide.

Depending on the ratio for the Reverse Split determined by the Board, the number of shares of our outstanding Common Stock determined by the Board will be combined into one share of Common Stock. The number of shares held in treasury will also be reduced using the Reverse Split ratio determined by our Board. The amendment to our Certificate of Incorporation that is filed to effect the Reverse Split, if any, will include only the Reverse Split ratio determined by our Board to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

The Reverse Split, if approved by our stockholders, would become effective upon the filing of the proposed amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but in no event will it be effected later than the one year anniversary of the Annual Meeting, or June 24, 2017.

Stockholders of record who would otherwise hold fractional shares as a result of the Reverse Split will be entitled to receive cash (without interest) in lieu of such fractional shares determined by multiplying (i) the fractional share interest to which the stockholder would otherwise be entitled, after taking into account all shares of Common Stock then held by the stockholder immediately prior to the effective time of the Reverse Split, and (ii) the average closing sale price of shares of our Common Stock for the ten trading days immediately prior to the effective time of the Reverse Split as officially reported by Nasdaq, multiplied by the inverse of the Reverse Split ratio (the “Split Factor”) (e.g., if the Reverse Split ratio were one-for-three, then the Split Factor would be three).

As of the date of this proxy statement, except as described below, we do not have any current plans, arrangements or understandings relating to the issuance of any additional shares of authorized

Common Stock that will become available following the Reverse Split, other than an aggregate of 6,587,336 shares of Common Stock (on a pre-split basis) reserved for issuance underlying currently outstanding options and RSUs.

Background of the Proposal

Our Common Stock is listed on Nasdaq. On February 18, 2016, we received a letter from The NASDAQ Stock Market LLC (“NASDAQ LLC”) advising us that for the previous 30 consecutive business days, the bid price of our Common Stock had closed below the minimum $1.00 per share requirement for continued inclusion on Nasdaq pursuant to Nasdaq Marketplace Rule 5450(a)(1) (the “Minimum Bid Price Rule”). This notification had no immediate effect on the listing of the Common Stock. NASDAQ LLC stated in its letter that in accordance with Nasdaq Marketplace Rule 5810(c)(3)(A), we have 180 calendar days, or until August 16, 2016, to regain compliance with the Minimum Bid Price Rule. The letter also stated that if, at any time before August 16, 2016, the bid price of the Common Stock closed at $1.00 per share or more for a minimum of 10 consecutive business days, the NASDAQ LLC staff would provide us with notification that we have achieved compliance with the Minimum Bid Price Rule.

If we do not regain compliance with the Minimum Bid Price Rule by August 16, 2016, NASDAQ LLC will notify us that it intends to delist our Common Stock from Nasdaq. Nasdaq rules would then permit us to appeal any delisting determination by the NASDAQ LLC staff to a Listing Qualifications Panel or to transfer our listing to the Nasdaq Capital Market. The Board has considered the potential harm to us of a delisting from Nasdaq and believes that the Reverse Split would help us regain compliance with the Minimum Bid Price Rule.

The Board further believes that an increased stock price may encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, and thus improve liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.

The purpose of seeking stockholder approval of a range of Reverse Split ratios (rather than a fixed Reverse Split ratio) is to provide us with the flexibility to achieve the desired results of the Reverse Split. If the stockholders approve this proposal, the Board would effect the Reverse Split only upon the Board’s determination that it would be in the best interests of the Company at that time. If the Board were to effect the Reverse Split, the Board would set the timing for such a split and select the specific Reverse Split ratio within the range approved. No further action on the part of stockholders would be required to either implement or abandon the Reverse Split. If the stockholders approve this proposal, and the Board or a committee of the Board determines to effect the Reverse Split, we would communicate to the public prior to the effective date of the Reverse Split (the “Effective Date”) additional details regarding the Reverse Split, including the specific Reverse Split ratio selected by the Board.

Risks Associated with the Reverse Split

Reducing the number of outstanding shares of our Common Stock through the Reverse Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of the success of our business as well as the Reverse Split itself may adversely affect the market price of our Common Stock. Accordingly, there can be no assurance that the Reverse Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Split or that any increase in the market price of our Common Stock achieved by the Reverse Split will be maintained. The history of similar stock split combinations for companies in like circumstances is varied.

There is no assurance that:

•	the market price per share of our Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Split;
•	the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; or
•	we will continue to meet the requirements for trading on Nasdaq.

The failure to meet continuing compliance standards subjects our Common Stock to delisting. The delisting of our Common Stock from Nasdaq would likely make it more difficult for us to raise capital on favorable terms in the future. The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would have occurred in the absence of a Reverse Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split may increase the number of stockholders who own “odd lots” of fewer of 100 shares of our Common Stock, creating the potential for such stockholders to experience an increase in the cost of selling their shares and greater difficulty effecting sales.

Principal Effects of the Reverse Split

After the Effective Date, each stockholder will own a reduced number of shares of our Common Stock. However, we expect that the market price of our Common Stock immediately after the Reverse Split will increase substantially above the market price of our Common Stock immediately prior to the Reverse Split. The proposed Reverse Split will be effected simultaneously for all of our Common Stock and shares held in treasury, and the Reverse Split ratio will be the same for all our Common Stock and shares held in treasury. The Reverse Split will affect all of the our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company (except to the extent that the Reverse Split would result in any of the stockholders owning a fractional share as described below). Likewise, the Reverse Split will affect all holders of outstanding equity awards under the 2010 Stock Plan, the 2011 Employee Stock Purchase Plan and the Inducement Plan (together, the “Stock Plans”) (including stock options, performance shares and stock appreciation rights) substantially the same (except to the extent that the Reverse Split would result in a fractional interest as described below). Furthermore, the Reverse Split will affect all holders of preferred share purchase rights under our Tax Benefits Preservation Plan (as defined below) substantially the same (except to the extent that the Reverse Split would result in a fractional interest as described below). Proportionate voting rights of the holders of Common Stock will not be affected by the proposed Reverse Split (except to the extent that the Reverse Split would result in any stockholders owning a fractional share as described below). For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Split would continue to hold approximately 2% of the voting power of the outstanding shares of Common Stock immediately after the Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split (except to the extent that the Reverse Split would result in any stockholders owning only a fractional share as described below). The Reverse Split will not affect our authorized preferred stock, so that we will continue to have 5,000,000 shares of authorized but unissued preferred stock after the Reverse Split.

Based on the number of shares of our Common Stock issued or reserved for issuance under the Stock Plans as of April 18, 2016, and assuming a Reverse Split ratio of 1:5, approximately 1,137,898 shares of Common Stock would be underlying outstanding awards under such plans following the Reverse Split, leaving approximately 569,852 shares available for grant under such plans. In addition, to adjust for the Reverse Split, the exercise price of outstanding stock options and stock appreciation rights before the Reverse Split would be multiplied by the Split Factor. This will result in approximately the same aggregate exercise price being required to be paid as immediately preceding the Reverse Split. No fractional shares with respect to the shares subject to the outstanding equity awards (including stock options and RSUs) under the Stock Plans, or with respect to shares issuable under our Tax Benefits Preservation Plan, will be issued following the Reverse Split. Therefore, if the number of shares subject to any outstanding equity award under the Stock Plans immediately before the Reverse Split, or the number of shares of Common Stock issuable to a stockholder under our Tax Benefits Preservation Plan, is not evenly divisible by the Split Factor (in other words, it would result in a fractional interest following the Reverse Split), then the number of shares of Common Stock subject to such equity award (including upon exercise of stock options and vesting of RSUs), or issuable to such stockholder under our Tax Benefits Preservation Plan, will be rounded down to the nearest whole number.

The effects of the proposed amendment to our Restated Certificate of Incorporation are illustrated for a 1:3 and 1:7 stock split in the below tables as of April 18, 2016, including (A) the approximate percentage reduction in the outstanding number of shares of Common Stock, and (B) the approximate number of shares of Common Stock that would be (i) issued and outstanding, (ii) issued but held by the Company in treasury, (iii) authorized but reserved for issuance upon exercise of outstanding equity awards pursuant to the Stock Plans, (iv) authorized but reserved for issuance under the Stock Plans (but not subject to outstanding equity awards), and (v) authorized but not either issued or outstanding or reserved for issuance under the Stock Plans:

Reverse Stock Split Ratio of 1:3:	Pre-Reverse Stock Split	Post-Reverse Stock Split
Percentage Reduction of Shares Outstanding Post-Reverse Stock Split	-	66.7%
Shares Outstanding	54,959,716	18,319,905
Issued but Not Outstanding (Held by the Company in Treasury)	1,328,130	442,710
Reserved for Issuance Upon Exercise/Release of Outstanding Equity Awards Under the Stock Plans	6,587,336	2,195,779
Reserved for Issuance Under the Stock Plans (but not Subject to Outstanding Equity Awards)	2,849,261	949,754
Authorized but not Issued, Outstanding or Otherwise Reserved for Issuance	84,275,557	28,091,852

Reverse Stock Split Ratio of 1:7:	Pre-Reverse Stock Split	Post-Reverse Stock Split
Percentage Reduction of Shares Outstanding Post-Reverse Stock Split	-	85.7%
Shares Outstanding	54,959,716	7,851,388
Issued but Not Outstanding (Held by the Company in Treasury)	1,328,130	189,732
Reserved for Issuance Upon Exercise/Release of Outstanding Equity Awards Under the Stock Plans	6,587,336	941,048
Reserved for Issuance Under the Stock Plans (but not Subject to Outstanding Equity Awards)	2,849,261	407,037
Authorized but not Issued, Outstanding or Otherwise Reserved for Issuance	84,275,557	12,039,365

If the Reverse Split is implemented, it may increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock under the Exchange Act, and we will continue to be subject to the periodic reporting requirements of the Exchange Act. If the Reverse Split is implemented, our Common Stock will continue to be reported on Nasdaq under the symbol “SPRT” (although Nasdaq will add the letter “D” to the end of the trading symbol for a period of twenty (20) trading days to indicate that the Reverse Split has occurred). After the end of this period, our ticker symbol will revert to “SPRT”, although it will have a new CUSIP number.

The proposed amendment to our Restated Certificate of Incorporation will not change the terms of our Common Stock. After the Reverse Split, shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Our Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable.

We do not believe the Reverse Split is reasonably likely to have, nor would it have the purpose of producing, a going private effect within the meaning of Rule 13e-3 of the Exchange Act, because, as of the Record Date, we had fewer than 300 record holders and the purpose of the Reverse Split would be for our Common Stock to remain listed on Nasdaq.

Effective Date

If Proposal No. 4 is approved by our stockholders and the Board continues to believe that the Reverse Split is in the best interests of the Company and our stockholders, the Reverse Split will be effective as of the date and time that the certificate of amendment effecting the Reverse Split is filed with the Delaware Secretary of State in accordance with applicable Delaware law. However, no amendment reflecting the Reverse Split may be filed after June 24, 2017.

Exchange of Stock Certificates and Payment of Fractional Shares

If Proposal No. 4 is approved by our stockholders and the Reverse Split is effected, the reduction in the number of our shares of Common Stock that you hold will occur automatically on the date of effectiveness, without any further action on your part and without regard to the date that you physically or electronically surrender any certificates representing pre-split shares of Common Stock for certificates representing post-split shares. As soon as practicable after the effective date of the Reverse Split, our transfer agent, Computershare Trust Company, N.A., will mail transmittal forms to each holder of record of certificates representing shares of our Common Stock, or book entry shares, held prior to the Reverse Split, as described more fully below. This letter of transmittal should be used by you in forwarding any pre-split certificates you will be required to surrender, or requesting cash in lieu of a fractional book entry share, as a consequence of the Reverse Split. The transmittal form will be accompanied by instructions specifying other details of the exchange.

After receipt of a transmittal form, you should surrender your old physical certificates, if any, and will receive in exchange therefor certificates representing the number of shares of our Common Stock that you hold after the Reverse Split. No stockholder will be required to pay a transfer or other fee to exchange a certificate or to cash in lieu of a fractional book entry share. Stockholders should not destroy or send in certificates until they are requested to do so. In connection with the Reverse Split, the CUSIP number of our Common Stock will change. The new CUSIP number will appear on any new stock certificates issued representing shares of our post-split Common Stock.

Details on the mechanics of the Reverse Split and receipt of cash for fractional shares for different types of stockholders are described in detail below:

Beneficial Holders of Common Stock. Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split and making payment for fractional shares. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered “Book-Entry” Holders of Common Stock. Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with the transfer agent, they will be sent a transmittal letter by the transfer agent after the Effective Time and will need to return a properly completed and duly executed transmittal letter in order to receive any cash payment in lieu of fractional shares or any other distributions, if any, that may be declared and payable to holders of record following the Reverse Split.

Holders of Certificated Shares of Common Stock. Stockholders of record at the Effective Time holding shares of our Common Stock in certificated form (the “Old Certificates”) will be sent a transmittal letter by the transfer agent after the Effective Time and, following a determination by the Board that shall apply to all holders of the Old Certificates, these holders will receive in exchange for their Old Certificates either (i) registered shares in book-entry form or (ii) new certificates (the “New Certificates”), in each case representing the appropriate number of whole shares of our Common Stock following the Reverse Stock Split.

The letter of transmittal will contain the necessary materials and instructions on how a stockholder should surrender his, her or its Old Certificates representing shares of our Common Stock to the transfer agent. No registered shares in book-entry form or New Certificates will be delivered to a stockholder until the stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. Stockholders will then receive either a statement reflecting the shares in book-entry form registered in their accounts or New Certificates representing the number of whole shares of Common Stock for which their shares of our Common Stock were combined as a result of the Reverse Split.

Until surrendered, outstanding Old Certificates will only represent the number of whole shares of our Common Stock following the Reverse Split to which the shares formerly represented by the Old Certificate were combined into as a result of the Reverse Split. Stockholders must exchange their Old Certificates in order to effect transfers or deliveries of shares on Nasdaq.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged, based upon the determination by the Board, for registered shares in book-entry form or New Certificates. If an Old Certificate bears a restrictive legend, the registered shares in book-entry form or New Certificate will bear the same restrictive legend. If a stockholder is entitled to a payment in lieu of any fractional share interest, the payment will be made as described above.

If your number of shares of post-split Common Stock includes a fraction, we will pay you, in lieu of issuing fractional shares, a cash amount (without interest) determined by multiplying (i) the fractional share interest to which you would otherwise be entitled, after taking into account all shares of Common Stock held by you immediately prior to the effective time of the Reverse Split, and (ii) the average closing sale price of shares of our Common Stock for the ten trading days immediately prior to the effective time of the Reverse Split as officially reported by Nasdaq, multiplied by the Split Factor.

As of the effective date of the Reverse Split, each certificate representing pre-split shares of Common Stock will, until surrendered and exchanged as described above, be deemed cancelled and, for all corporate purposes, will be deemed to represent only the number of post-split shares of Common Stock, and the right to receive any amount of cash for any fractional shares, resulting from the Reverse Split. It is important for you to note that you will not be entitled to receive any dividends or other distributions payable by us after the Reverse Split is effective until you surrender and exchange your certificates or return a properly completed and duly executed transmittal letter. If we issue and pay any dividends or distributions, these amounts will be withheld and paid to you, without interest, once you surrender your certificates for exchange.

No Appraisal or Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to exercise appraisal or dissenter’s rights in connection with the Reverse Split, and we will not independently provide stockholders with any such right.

Federal Income Tax Consequences

The following discussion is a summary of the material anticipated federal income tax consequences of a Reverse Split of our issued and outstanding shares of Common Stock, and the proportionate decrease in our authorized shares of Common Stock. This discussion is based upon the Code, existing and proposed regulations thereunder, judicial decisions and current administrative rulings, authorities and practices, all as amended and in effect on the date of this proxy statement. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested or will be requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This summary of the possible federal income tax consequences of the Reverse Split is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders who may be subject to special treatment under the federal income tax laws (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax exempt entities). In addition, this summary does not address any consequences of the reverse split under any state, local or foreign tax laws. As a result, it is the responsibility of each stockholder to obtain and rely on advice from his, her or its tax advisor as to, but not limited to, the following: (a) the effect on his, her or its tax situation of the reverse split, including, but not limited to, the application and effect of state, local and foreign income and other tax laws; (b) the effect of possible future legislation or regulations; and (c) the reporting of information required in connection with the reverse split on his, her or its own tax returns. It will be the responsibility of each stockholder to prepare and file all appropriate federal, state and local tax returns.

We believe that the Reverse Split will constitute a tax-free recapitalization under the Code and that we should not recognize any gain or loss as a result of the Reverse Split. In addition, our stockholders should not recognize any gain or loss if they receive only Common Stock upon the Reverse Split. If a stockholder receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset, the stockholder generally will be treated for tax purposes as having sold the fractional share for such cash, thereby recognizing capital gain or loss equal to the difference, if any, between the cash received and the stockholder’s basis in the fractional share. For this purpose, a stockholder’s basis in the fractional share of Common Stock will be determined in the manner described below as if the stockholder actually received the fractional share. However, under unusual circumstances, cash received by a stockholder in lieu of a fractional share might possibly be treated for tax purposes as a distribution to such stockholder with respect to our stock (i.e., as opposed to a sale of such fractional share), and such distribution may, in certain circumstances, be treated as a dividend for tax purposes. Stockholders are urged to consult their tax advisors to determine which of these treatments will apply upon the receipt of cash in lieu of a fractional share of Common Stock.

We further believe that a stockholder’s aggregate basis in his, her or its post-split shares of Common Stock will equal his, her or its aggregate basis in the pre-split shares of Common Stock owned by that stockholder that are exchanged for the post-split shares of Common Stock. Generally, the aggregate basis will be allocated among the post-split shares on a pro rata basis. However, if a stockholder has used the specific identification method to identify his, her or its basis in pre-split shares of Common Stock surrendered in the Reverse Split, the stockholder is urged to consult a tax advisor to determine his, her or its basis in the post-split shares. The holding period of the post-split Common Stock received by a stockholder will generally include the stockholder’s holding period for the shares of pre-split Common Stock with respect to which post-split shares of Common Stock are issued, provided that the shares of pre-split Common Stock were held as a capital asset on the date of the exchange.

Accounting Effects of the Reverse Split

The par value per share of our Common Stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our Common Stock will be reduced proportionally from its present amount, and the additional paid in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding or held in treasury stock. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in the proposal as a result of their ownership of shares of our Common Stock. However, we do not believe that our officers or directors have interests in the proposal that are different from or greater than those of any of our other stockholders.

Required Vote and Recommendation

Approval of the proposed amendment to our Restated Certificate of Incorporation will require the approval of the holders of at least a majority of the outstanding shares of our Common Stock. Abstentions and “broker non-votes” will not be counted as having been voted on the proposal and, therefore, will have the same effect as negative votes. Proposal No. 4 is not conditioned upon stockholder approval of Proposal No. 5, so that if Proposal No. 4 is approved but Proposal No. 5 is not, then Proposal No. 4 alone will be authorized.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” approval of the amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock at a split ratio of not less than one-for-three and not more than one-for-seven, as selected by our Board prior to the time of filing a Certificate of Amendment with the Delaware Secretary of State.

PROPOSAL NO. 5

SUBJECT TO APPROVAL OF PROPOSAL NO. 4,
TO AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE TOTAL NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE

General

At the Annual Meeting, holders of our Common Stock are being asked to approve, subject to approval of Proposal No. 4, the proposal that Article IV of our Restated Certificate of Incorporation be amended to effect a reduction in the total number of authorized shares of our Common Stock from 150,000,000 to not less than 21,428,572. The Reduced Authorization will not be considered for approval by the stockholders unless the Reverse Split is approved. If the Reverse Split is approved but the Reduced Authorized proposal is not approved, the Reverse Split alone will be authorized. The full text of the proposed amendment to our Restated Certificate of Incorporation is attached to this Proxy Statement as Appendix C. Please refer to “Proposal No. 4 – Background to the Proposal” and “Proposal No. 4 – Federal Income Tax Consequences” for more information. The Board has reserved the right not to effect the Reverse Split if it does not deem it to be in the best interests of Support.com and its stockholders. If the Board determines not to effect the Reverse Split, then we will not effect the Reduced Authorization either. However, if the Reverse Split is effected, then assuming that the Reduced Authorization is approved by stockholders, the Reduced Authorization will also be effected.

The proposed amendment to our Restated Certificate of Incorporation to effect the Reduced Authorization will reduce the number of authorized shares of Common Stock using the same ratio that was used to effect the Reverse Split. The par value of our Common Stock will remain $0.0001. The reduction in the total number of shares of our authorized Common Stock is designed to maintain approximately the same proportion of the total number of authorized shares that are not issued or outstanding following the Reverse Split.

On the Effective Date, the total number of authorized shares of our Common Stock will be reduced from 150,000,000 shares to not less than 21,428,572. For example, assuming a Reverse Split ratio of one-for-five, the total number of authorized shares of our Common Stock would be reduced from 150,000,000 shares to 30,000,000 shares.

Reasons for the Reduction in the Total Number of Authorized Shares of Common Stock

As a matter of Delaware law, implementation of the Reverse Split does not require a change in the total number of shares of our Common Stock authorized under our Restated Certificate of Incorporation. However, the Reduced Authorization is designed to maintain approximately the same proportion of the total number of authorized shares that are not issued or outstanding following the Reverse Split. The proposed reduction from 150,000,000 to not less than 21,428,572 authorized shares of our Common Stock is intended to conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by us and to ensure that we do not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of Common Stock. In addition, the Board believes that a reduction in the number of authorized shares of our Common Stock may also reduce certain of our costs, such as annual franchise taxes paid to the State of Delaware.

No Appraisal or Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to exercise appraisal rights or dissenter’s rights in connection with the amendment to the Restated Certificate of Incorporation, and we will not independently provide stockholders with any such rights.

Required Vote and Recommendation

Approval of the proposed amendment to our Restated Certificate of Incorporation will require the approval of the holders of at least a majority of the outstanding shares of our Common Stock. Abstentions and “broker non-votes” will not be counted as having been voted on the proposal and, therefore, will have the same effect as negative votes. Proposal No. 5 is conditioned upon stockholder approval of Proposal No. 4, so that if Proposal No. 4 is not approved by stockholders, Proposal No. 5 will not be submitted for stockholder approval.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” approval of the amendment to our Restated Certificate of Incorporation to reduce the total number of shares of Common Stock that the Company is authorized to issue.

PROPOSAL NO. 6

RATIFICATION OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN

You are being asked to ratify the adoption by our Board of the Section 382 Tax Benefits Preservation Plan in the form of a Section 382 Rights Agreement, dated as of April 20, 2016, by and between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Tax Benefits Preservation Plan”), a copy of which is attached as Appendix D to this Proxy Statement. Stockholder ratification of the Tax Benefits Preservation Plan is not required by applicable law or by our Restated Certificate of Incorporation, Amended and Restated Bylaws or other governing documents. Nonetheless, our Board has determined to request stockholder ratification of the adoption of the Tax Benefits Preservation Plan to determine the viewpoint of stockholders on the advisability of the Tax Benefits Preservation Plan and as a matter of good corporate governance.

Background

Like many companies, the Company has generated net operating losses that, under federal tax laws, can be “carried forward” to offset the Company’s federal income tax obligations in future years. As of December 31, 2015, we estimate that the Company had approximately $126.2 million of (pre-tax) federal net operating loss carryforwards (“NOLs”) that could potentially be utilized in certain circumstances to offset the Company’s future taxable income and reduce its federal income tax liability. Additional information with respect to these NOLs is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 which the Company filed with the Securities and Exchange Commission on March 7, 2016.

Our Board believes that our NOLs have the potential to be a valuable asset. However, because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of NOLs that will ultimately be used to reduce the Company’s federal income tax liability. Although we are unable to quantify an exact value for the benefits that the NOLs may ultimately provide us with, we believe that the NOLs are a potentially valuable asset and the Board believes it is in the Company’s best interests to attempt to protect this asset by preventing the imposition of limitations on their use. The benefits of the NOLs would be reduced, and our use of the NOLs would be substantially delayed or potentially lost, if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code, as amended, and applicable Treasury Regulations (“Section 382”).

Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our Common Stock increases their ownership (individually, or collectively with other such “5-percent stockholders”) by more than 50 percentage points over their lowest ownership percentage within a rolling three year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of our NOLs or in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While we periodically monitor our NOLs and currently believe that an ownership change that would impair the value of our NOLs has not occurred, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has in fact occurred. In addition, some of the limitations associated with Section 382 focus on the relative size of a corporation’s “non-business assets,” or investment assets (including cash, cash equivalents and marketable securities), to its equity value. These rules make the Company’s commercial risk from a Section 382 limitation triggering event particularly acute given the relative size of its current cash on hand to its market capitalization. As applied to the Company’s current cash position and current market capitalization, if the Company was to currently experience an ownership change, it would be subject to Section 382’s “non-business asset” limitation which would result in the Company permanently losing all $126.2 million of its NOLs.

After careful consideration, and after consulting with our tax, financial and legal advisors, on April 20, 2016, our Board acted to preserve the potential benefits of our NOLs by adopting the Tax Benefits Preservation Plan, which is similar to tax benefits preservation plans adopted by other public companies seeking to preserve the potential benefits of their NOLs. Concurrent with the adoption of the Tax Benefits Preservation Plan, the Board terminated the limited duration stockholder rights plan that had been adopted by the Company on October 13, 2015. The Tax Benefits Preservation Plan, pursuant to which we have issued certain preferred stock purchase rights (the “Rights”) with terms designed to deter transfers of our Common Stock that could result in an ownership change, is described below, and its full terms can be found in the accompanying Appendix D. The Board urges stockholders to read carefully the proposal, the items discussed below under the heading “Certain Considerations Related to the Tax Benefits Preservation Plan” and the full terms of the Tax Benefits Preservation Plan.

It is important to note that the Tax Benefits Preservation Plan does not offer a complete solution, and an ownership change may occur even if the Tax Benefits Preservation Plan is approved. The Tax Benefits Preservation Plan may deter, but ultimately cannot block, all transfers of our Common Stock that might result in an ownership change. The limitations of the Tax Benefits Preservation Plan are described in more detail below.

The Board believes that the Tax Benefits Preservation Plan serves as an important tool to help prevent an ownership change that could substantially reduce or eliminate the potential benefits of our NOLs and, accordingly, protect these potentially valuable assets. Accordingly, the Board unanimously recommends that stockholders ratify the adoption of the Tax Benefits Preservation Plan.

Ratification of the Tax Benefits Preservation Plan

The proposal to ratify the Tax Benefits Preservation Plan will require the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Although not required by our governing documents or by applicable law, the Board is asking stockholders to ratify the Tax Benefits Preservation Plan, which was originally adopted by the Board effective as of April 20, 2016. As explained above, the Tax Benefits Preservation Plan was adopted by the Board in an effort to protect a potentially valuable asset and preserve Support.com’s future ability to use its NOLs. In the event the stockholders fail to ratify the Tax Benefits Preservation Plan, the Board may, although it is not required to, reconsider whether or not to preserve the Tax Benefits Preservation Plan.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•

All stockholders who each own less than 5% of our Common Stock are generally (but not always) treated as a single “5-percent stockholder” (referred to as a “public group”) for purposes of Section 382. Transactions in the public markets among stockholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.

•

There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•

Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” may result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•

Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•

Our redemption or buyback of our Common Stock may increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not themselves 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5 (or more) change in ownership.

Description of the Tax Benefits Preservation Plan

The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the complete text of the Tax Benefits Preservation Plan, which is attached to this Proxy Statement as Appendix D. We urge you to read carefully the Tax Benefits Preservation Plan in its entirety as the discussion below is only a summary.

The Tax Benefits Preservation Plan is intended to act as a deterrent to any person acquiring beneficial ownership of 4.99% or more of our outstanding shares of Common Stock within the meaning of Section 382, other than with the approval of the Board, in an effort to diminish the risk that the Company’s ability to utilize its NOLs may become substantially limited, which could therefore significantly impair the value of those assets. Stockholders who beneficially owned 4.99% or more of the outstanding shares of Common Stock prior to the first public announcement made by the Company on April 21, 2016 of the adoption of the Tax Benefits Preservation Plan will not trigger the Tax Benefits Preservation Plan so long as such stockholders do not acquire additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock or pursuant to a stock split, reverse stock split, subdivision or reclassification of the outstanding shares of Common Stock) at a time when they still beneficially own 4.99% or more of the outstanding shares of Common Stock.

The Rights. On April 20, 2016, the Board authorized the issuance and declared a dividend of one Right per each outstanding share of the Common Stock payable to the Company’s stockholders of record as of the close of business on May 3, 2016. One Right will also be issued together with each share of the Common Stock issued after May 3, 2016 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date.

The Series B Preferred Stock. Subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one one-thousandth of a share (a “Unit”) of a newly-designated series of preferred stock, Series B Junior Participating Preferred Stock, par value $0.0001 per share, of the Company (the “Series B Preferred Stock”) for a purchase price of $3.00 (the “Purchase Price”). If issued, each Unit of Series B Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of the Common Stock and the value of one Unit of Series B Preferred Stock is expected to approximate the value of one share of Common Stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Acquiring Person. Under the Tax Benefits Preservation Plan, subject to the exceptions noted below, an “Acquiring Person” is any person who or which, together with all affiliates and associates of such person, is or becomes the beneficial owner of 4.99% or more of the shares of Common

Stock outstanding other than as a result of repurchases of stock by the Company, dividends or distributions by the Company or certain inadvertent actions by stockholders. The term “person” for purpose of the definition of Acquiring Person and the Tax Benefits Preservation Plan means any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity. The Tax Benefits Preservation Plan provides that the following persons shall not be deemed an Acquiring Person thereunder:

•	the Company or any subsidiary of the Company;
•

any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan;

•

any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Tax Benefits Preservation Plan, unless and until such person or any affiliate of such person acquires beneficial ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of the Tax Benefits Preservation Plan (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) at a time when such person still beneficially owns 4.99% or more of the Common Stock;

•	any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);
•

any person who as the result of an acquisition of shares of Common Stock by the Company (or any subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan) that, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company beneficially owned by such person to 4.99% or more of the shares of Common Stock of the Company then outstanding;

•

any person who or which, within ten (10) business days of being requested by the Company to advise it regarding the same, certifies to the Company that such person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all affiliates and associates, thereafter within ten (10) business days following such certification reduces such person’s (together with its affiliates’ and associates’) beneficial ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within ten (10) business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period or such breach or violation or (y) if the person together with its affiliates and associates fails to reduce beneficial ownership to less than 4.99% within ten (10) business days following such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period; and

•

any person who the Board determines, in its sole discretion, prior to the time such person would otherwise be an Acquiring Person, should be permitted to become the beneficial owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires beneficial ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, stock dividend or similar transaction) in which case such Person shall be an Acquiring Person.

Pursuant to the Tax Benefits Preservation Plan, a person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382.

Beneficial Ownership. A person’s beneficial ownership of shares of Common Stock is determined as provided in the Tax Benefits Preservation Plan and, subject to the specific definition of “beneficial ownership” included in the Tax Benefits Preservation Plan and the various exceptions to such definition that are provided therein, beneficial ownership generally includes, without limitation, any securities (i) which such person or such person’s affiliates or associates, directly or indirectly has the right to vote or dispose of, alone or in concert with others, (ii) which such person or such person’s affiliates or associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, (iii) which such person or any of such person’s affiliates or associates owns directly or has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing (but excluding securities issuable upon exercise of Rights)), (iv) which are beneficially owned, directly or indirectly, by any other person, if such person or any of such person’s affiliates or associates has any agreement, arrangement or understanding (whether or not in writing) with such other person or any of such other person’s affiliates or associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company, and (v) which such person would otherwise be deemed to actually or constructively own for purposes of Section 382 or the Treasury Regulations promulgated thereunder.

Initial Exercisability. The Rights are not exercisable until the close of business on the earlier to occur of the:

•	tenth (10th) calendar day after a public announcement that a person has become an Acquiring Person; and
•

tenth (10th) calendar day (or such later date as may be determined by the Board) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, the Company’s Common Stock certificates or the ownership statements issued with respect to uncertificated shares of Common Stock will evidence the Rights and will contain a notation to that effect. Any transfer of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the Distribution Date, separate Rights certificates will be issued, and the Rights may be transferred apart from the transfer of the underlying Common Stock, unless and until the Board has determined to effect an exchange pursuant to the Tax Benefits Preservation Plan (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are under certain circumstances beneficially owned, or under certain circumstances were beneficially owned, by the Acquiring Person (which will thereupon become void), will from and after the Distribution Date, have the right to receive, upon exercise of a Right and payment of the Purchase Price, a number of shares of Common Stock having a market value of two times the Purchase Price.

Discretionary Authority of the Board to Exempt a Transaction. The Tax Benefits Preservation Plan grants discretion to the Board to exempt a specific acquisition of the Company’s Common Stock from being deemed a triggering event under the Tax Benefits Preservation Plan, including, but not limited to, instances when an acquisition of the Company’s Common Stock that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to the Company.

Redemption. At any time until the close of business on the tenth (10th) calendar day after the day a public announcement or the filing is made indicating that a person has become an Acquiring

Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price.

Exchange. At any time after a person becomes an Acquiring Person, the Board may, at its option, exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series B Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Common Stock (or fractional share of Series B Preferred Stock or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio.

Expiration. The Rights and the Tax Benefits Preservation Plan will expire on the earliest to occur of the following:

•	the close of business on April 20, 2019;
•	the redemption of the Rights;
•	the exchange of the Rights;
•

the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Company’s tax attributes similar to that provided by the Tax Benefits Preservation Plan;

•

the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes;

•	the date on which the Board otherwise determines that the Tax Benefits Preservation Plan is no longer necessary to preserve the Company’s tax attributes; and
•	the beginning of a taxable year of the Company to which the Board determines that none of the Company’s tax attributes may be carried forward.

Anti-Dilution Provisions. The Board may adjust the Purchase Price of the Series B Preferred Stock, the number of shares of Series B Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series B Preferred Stock or of the Company’s shares of Common Stock.

Amendments. Until the close of business on the tenth calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Tax Benefits Preservation Plan after the close of business on the tenth calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Tax Benefits Preservation Plan in any manner that does not adversely affect the interests of holders of the Rights.

Tax Consequences. The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

Certain Considerations Related to the Tax Benefits Preservation Plan

The Board believes that attempting to protect the tax benefits of our NOLs as described above is in our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Tax Benefits Preservation Plan is ratified. Please consider the factors discussed below in voting on this Proposal 6.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefits Preservation Plan is in place.

Continued Risk of Ownership Change

Although the Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot assure you it would prevent all transfers of our Common Stock that could result in such an ownership change.

Potential Impact on the Value of the Common Stock

The Tax Benefits Preservation Plan could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs if investors object to holding our Common Stock subject to the terms of the Tax Benefits Preservation Plan.

Potential Anti-Takeover Impact

The principal reason the Board adopted the Tax Benefits Preservation Plan is that we believe that the NOLs are a potentially valuable asset and the Board believes it is in the Company’s best interests to attempt to protect this asset by preventing the imposition of limitations on their use. While the Tax Benefits Preservation Plan is not principally intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage a merger, tender offer, or assumption of control by a substantial holder of our securities. The Tax Benefits Preservation Plan, however, should not interfere with any merger or other business combination approved by the Board.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” the ratification of our Section 382 Tax Benefits Preservation Plan.

PROPOSAL NO. 7

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected and appointed BDO as our independent registered public accounting firm for the year ended December 31, 2016, and our Board has directed that management submit the selection of the independent registered public accounting firm for ratification by the Company’s stockholders at the Annual Meeting. Representatives of BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BDO as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or otherwise. However, our Board is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will review its future selection of the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s and the stockholders’ best interests.

Principal Accountant Fees and Services

The following is a listing of the services provided by type and amount charged by BDO to the Company for fiscal years 2014 and 2015:

	Fiscal Year 2015	Fiscal Year 2014
Audit Fees	$502,313	$481,354
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	$-	$1,988

Grand Total	$502,313	$483,342

Audit Fees. Audit fees represent fees for professional services provided in connection with the integrated audits of our consolidated financial statements and internal controls over financial reporting, review of our quarterly financial statements and audit services in connection with other statutory filings.

Audit-Related Fees. There were no fees for services rendered by BDO that fall into the classification of audit-related fees for fiscal years 2014 and 2015.

Tax Fees. There were no fees for services rendered by BDO that fall into the classification of tax fees for fiscal years 2014 and 2015.

All Other Fees. This category consists of fees for services other than the services reported in audit fees.

Audit Committee Pre-Approval Policies and Procedures

It is our policy that all audit and non-audit services to be performed by our independent registered public accounting firm be approved in advance by the Audit Committee, including all of the services described above for fiscal year 2016.

Change in Independent Registered Public Accounting Firm

As previously reported, the Audit Committee took action on March 31, 2014 to change the Company’s independent registered public accounting firm, by dismissing Ernst & Young LLP. On the same date, the Company engaged BDO as the Company’s independent registered public accounting firm. The action was the result of a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ended December 31, 2014.

In connection with the audits of the Company’s consolidated financial statements for the interim period commencing on January 1, 2014 and ending on March 31, 2014, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to them in their report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the interim period commencing on January 1, 2014 and ending on March 31, 2014, neither the Company nor anyone on behalf of the Company consulted with BDO on any matter regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Required Vote

Ratification of the selection of BDO as our independent registered public accounting firm for the year ending December 31, 2016 will require the affirmative vote of the holders of a majority of the outstanding shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. In the event ratification is not provided, the Audit Committee will review its future selection of the Company’s independent registered public accounting firm.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” ratification of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

PROPOSAL NO. 8

LIMITED AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal No. 4 and Proposal No. 5, the Company’s proxy holders may move to adjourn the Annual Meeting at that time in order to enable the Company’s Board to solicit additional proxies. In that event, we will ask our stockholders to vote upon the election of directors and all other proposals referenced herein other than Proposal No. 4 and Proposal No. 5.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal No. 4 and Proposal No. 5. No authority is being sought here to adjourn the Annual Meeting until after all proposals referenced herein other than Proposals No. 4 and 5, including the election of directors, are voted upon and the polls for all such proposals, other than Proposals No. 4 and 5, have been closed. Accordingly, if the stockholders approve the adjournment proposal, after stockholders vote upon the election of directors and all other proposals referenced herein other than Proposal No. 4 and Proposal No. 5, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted with respect to Proposal No. 4 and Proposal No. 5. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal No. 4 and Proposal No. 5, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for thirty (30) days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, in addition to voting upon Proposal No. 4 and Proposal No. 5, we may transact any business which might have been transacted at the original meeting other than to vote upon the election of directors or any of the other proposals discussed herein other than Proposal No. 4 and Proposal No. 5.

Approval of this proposal requires the affirmative vote of a majority of the Company’s shares present at the Annual Meeting and entitled to vote on such matter.

BOARD RECOMMENDATION

The Board unanimously recommends a vote “FOR” the limited authorization to adjourn the Annual Meeting.

IMPORTANT!
PLEASE VOTE THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY [COLOR] PROXY CARD OR VOTING
INSTRUCTION FORM SENT TO YOU BY THE VIEX GROUP

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting
your shares, please contact our proxy solicitor:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885
Email: proxy@mackenziepartners.com

APPENDIX A

Information Concerning Participants in the Company’s Solicitation of Proxies

The following tables (“Directors and Nominees” and “Executive Officers and Employees”) list the name and business address of the directors and nominees of the Company and the name, present principal occupation and business address of the Company’s executive officers and employees who, under SEC rules, are considered to be participants in the Company’s solicitation of proxies from its stockholders in connection with the Annual Meeting (collectively, the “Participants”).

Directors and Nominees

The principal occupations of the Company’s directors and nominees are included in the biographies under the section above titled “Board of Directors and Nominees.” The names of each director and nominee are listed below, and the business addresses for all the directors and nominees is c/o Support.com, Inc., 900 Chesapeake Drive, Second Floor, Redwood City, California 94063.

Elizabeth Cholawsky
Elizabeth Fetter
Lowell Robinson
Toni Portmann
Tim Stanley
Jim Stephens

Executive Officers and Employees

The executive officers and other employees who are considered Participants as well as their positions with the Company, which constitute their respective principal occupations, are listed below. The business address for each person is c/o Support.com, Inc., 900 Chesapeake Drive, Second Floor, Redwood City, California 94063.

Name	Title
Elizabeth Cholawsky	President and Chief Executive Officer
Roop Lakkaraju	Executive Vice President, Chief Financial Officer and Chief Operating Officer
Jacob Moelter	Director of Investor Relations

Information Regarding Ownership of Company Securities by Participants

The number of shares of the Company’s Common Stock beneficially held as of April 18, 2016 by its directors and those executive officers and other employees who are Participants appears in the “Securities Ownership of Certain Beneficial Owners and Management” section of this proxy statement. Except as described in this Appendix A or otherwise in this proxy statement, none of the persons listed above in “Directors” and “Executive Officers and Employees” owns any debt or equity security issued by us of record that he or she does not also own beneficially.

Transactions in the Company’s Securities by Participants—Last Two Years

The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant between April 18, 2014 and April 18, 2016. Unless otherwise indicated, all transactions were in the public market or pursuant to the Company’s equity compensation plans, and no part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Transaction Description

Elizabeth Cholawsky	2/22/2016	5,000	Open market purchase

Elizabeth Cholawsky	2/9/2016	300,000	Grant of non-qualified stock options

Elizabeth Cholawsky	8/3/2015	10,000	Open market purchase

Elizabeth Cholawsky	5/18/2015	54,688	Vested restricted stock units

Elizabeth Cholawsky	5/18/2015	20,551	Shares withheld to satisfy tax withholdings

Elizabeth Cholawsky	2/10/2015	175,000	Grant of non-qualified stock options

Elizabeth Cholawsky	5/16/2014	218,752	Grant of restricted stock units

Elizabeth Cholawsky	5/16/2014	750,000	Grant of non-qualified stock options

Elizabeth Fetter	3/14/2016	40,000	Grant of non-qualified stock options

Jim Stephens	6/4/2015	21,645	Vested restricted stock units

Jim Stephens	6/4/2015	7,625	Shares withheld to satisfy tax withholdings

Jim Stephens	5/27/2015	34,722	Grant of restricted stock units

Jim Stephens	5/6/2015	10,000	Open market purchase

Jim Stephens	2/17/2015	20,000	Open market purchase

Jim Stephens	12/4/2014	11,992	Vested restricted stock units

Jim Stephens	6/4/2014	21,645	Grant of restricted stock units

Jim Stephens	5/23/2014	9,106	Vested restricted stock units

Jim Stephens	5/9/2014	22,332	Vested restricted stock units

Lowell Robinson	3/14/2016	40,000	Grant of non-qualified stock options

Roop Lakkaraju	2/9/2016	175,000	Grant of non-qualified stock options

Roop Lakkaraju	10/30/2015	71,094	Vested restricted stock units

Roop Lakkaraju	10/30/2015	26,717	Shares withheld to satisfy tax withholdings

Roop Lakkaraju	8/4/2015	12,300	Open market purchase

Roop Lakkaraju	5/14/2015	1,000	Open market purchase

Roop Lakkaraju	2/10/2015	125,000	Grant of non-qualified stock options

Roop Lakkaraju	12/11/2014	32,289	Shares withheld to satisfy tax withholdings

Roop Lakkaraju	12/10/2014	71,094	Vested restricted stock units

Roop Lakkaraju	11/14/2014	1,000	Open market purchase

Roop Lakkaraju	5/21/2014	125,000	Grant of non-qualified stock options

Roop Lakkaraju	5/14/2014	1,000	Open market purchase

Tim Stanley	3/4/2016	40,000	Grant of non-qualified stock options

Toni Portmann	6/4/2015	21,645	Vested restricted stock units

Toni Portmann	6/4/2015	5,411	Shares withheld to satisfy tax withholdings

Toni Portmann	5/27/2015	34,722	Grant of restricted stock units

Toni Portmann	1/6/2015	2,913	Shares withheld to satisfy tax withholdings

Toni Portmann	1/5/2015	10,170	Vested restricted stock units

Toni Portmann	6/4/2014	21,645	Grant of restricted stock units

Jacob Moelter	2/3/2016	6,250	Grant of restricted stock units

Miscellaneous Information Regarding Participants

Except as described in the proxy statement or this Appendix A, to the Company’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company or any of the Company’s subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix A or the proxy statement, no associate of a “participant” beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Appendix A or the proxy statement, neither we nor any of the Participants have a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in Appendix A or this proxy statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or the Company’s affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s last fiscal year or any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

APPENDIX B

SUPPORT.COM, INC.

Second Amended and Restated 2010 Equity and Performance Incentive Plan

1. Purpose. The purpose of the Second Amended and Restated 2010 Equity and Performance Incentive Plan is to attract and retain directors, officers, other employees and consultants of support.com, Inc., a Delaware corporation, and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

2. Definitions. As used in this Plan,

(a) “Appreciation Right” means a right granted pursuant to Section 5 or Section 9 of this Plan, and will include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

(b) “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

(c) “Board” means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 14 of this Plan, such committee (or subcommittee).

(d) “Change of Control” shall mean the occurrence of either of the following events:

(i) A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A) Had been directors of the Company twenty-four (24) months prior to such change; or

(B) Were elected, or nominated for election, to the Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

(ii) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who, by the acquisition or aggregation of securities, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company. For purposes of this Subsection (ii), the term “person” shall not include an employee benefit plan maintained by the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f) “Common Stock” means the Common Stock, par value $0.0001 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type referred to in Section 12 of this Plan.

(g) “Company” means support.com Inc., a Delaware corporation, and its successors.

(h) “Covered Employee” means a Participant who is, or is determined by the Board to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

(i) “Date of Grant” means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units or other awards contemplated by Section 10 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 10 of this Plan, will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

(j) “Director” means a member of the Board of Directors of the Company.

(k) “Effective Date” means the date that this Plan is approved by the stockholders of the Company.

(l) “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the awards granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Board, need not be signed by a representative of the Company or a Participant.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(n) “Existing Plan” means the Company’s 2000 Omnibus Equity and Incentive Plan.

(o) “Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is not granted in tandem with an Option Right.

(p) “Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(q) “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend credits or other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of one or more other companies or subsidiaries, divisions, departments, regions or functions within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. The Board may grant awards subject to Management Objectives that are either Qualified Performance-Based Awards or are not Qualified Performance-Based Awards. The Management Objectives applicable to any Qualified Performance-Based Award to a Covered Employee will be based on specified levels of or growth or improvement in one or more of the criteria provided in Appendix A attached to this Plan.

If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related level or levels of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Qualified Performance-Based Award (other than in connection with a Change of Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or level or levels of achievement with respect to such Covered Employee.

(r) “Market Value per Share” means as of any particular date the closing sale price of a share of Common Stock during regular trading as reported on The NASDAQ Stock Market or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed; for the avoidance of doubt, this excludes pricing from “after-hours” trading, or any similar period of outside of regular stock market hours when the full stock market is open. If the Common Stock is not traded as of any given date, the Market Value per Share means the closing price for a share of Common Stock on the principal exchange on which the Common Stock is traded for the immediately preceding date on which the Common Stock is traded. If there is no regular public trading market for the Common Stock, the Market Value per Share shall be the fair market value of a share of Common Stock as determined in good faith by the Board. The Board is authorized to adopt another fair market value pricing method, provided such method is stated in the Evidence of Award, and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(s) “Non-Employee Director” means a person who is a “Non-Employee Director” of the Company within the meaning of Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act.

(t) “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(u) “Option Price” means the purchase price payable on exercise of an Option Right.

(v) “Option Right” means the right to purchase Common Stock upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

(w) “Participant” means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, other key employee or a consultant of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and will also include each non-employee Director who receives Common Stock or an award of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units or other awards under this Plan. The term “Participant” shall also include any person who provides services to the Company or a Subsidiary that are substantially equivalent to those typically provided by an employee.

(x) “Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(y) “Performance Share” means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

(z) “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Board.

(aa) “Plan” means this Support.com, Inc. Second Amended and Restated 2010 Equity and Performance Incentive Plan, as may be amended from time to time.

(bb) “Qualified Performance-Based Award” means any award of Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units or other awards under Section 10 of this Plan, or portion of such award, to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code.

(cc) “Restricted Stock” means Common Stock granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(dd) “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 or Section 9 of this Plan.

(ee) “Restricted Stock Unit” means an award made pursuant to Section 7 or Section 9 of this Plan of the right to receive Common Stock or cash at the end of a specified period.

(ff) “Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

(gg) “Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(hh) “Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is granted in tandem with an Option Right.

3. Shares Available Under the Plan.

(a) Maximum Shares Available Under Plan.

(i) Subject to adjustment as provided in Section 12 of this Plan, the number of shares of Common Stock that may be issued or transferred (A) upon the exercise of Option Rights or Appreciation Rights, (B) in payment of Restricted Stock and released from substantial risks of forfeiture thereof, (C) in payment of Restricted Stock Units, (D) in payment of Performance Shares or Performance Units that have been earned, (E) as awards to Non-Employee Directors, (F) as awards contemplated by Section 10 of this Plan, or (G) in payment of dividend equivalents paid with respect to awards made under the Plan, will not exceed in the aggregate eight million two hundred twenty-five thousand (8,250,000) shares of Common Stock plus the number of shares of Common Stock relating to prior awards under the 2000 Omnibus Equity Incentive Plan that expire, are forfeited or cancelled after the adoption of the Plan. Each share of Common Stock issued pursuant to an award of Option Rights or Appreciation Rights shall reduce the aggregate Plan limit by one share. Commencing June 1, 2013, each share of Common Stock issued pursuant to an award other than Option Rights or Appreciation Rights shall reduce the aggregate Plan limit by 1.6 shares. For the avoidance of doubt, such amounts do not include shares used in payment of the exercise price or shares used to satisfy tax withholding. Such Common Stock may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii) Shares of Common Stock covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant and, therefore, the total number of shares of Common Stock available under the Plan as of a given date shall not be reduced by any Common Stock relating to prior awards that have expired or have been forfeited or cancelled, and upon payment in cash of the benefit provided by any award granted under the Plan, any shares of Common Stock that are covered by that award will be available for issue or transfer hereunder. Notwithstanding anything to the contrary contained herein: (A) if shares of Common Stock are tendered or otherwise used in payment of the Option Price of an Option Right, the total number of shares of Common Stock covered by the Option Right being exercised shall count against the aggregate plan limit described above; (B) shares of Common Stock withheld by the Company to satisfy the tax withholding obligation shall count against the aggregate plan limit described above; and (C) the number of shares of Common Stock covered by an Appreciation Right, to the extent that it is exercised and settled in Common Stock, and whether or not the shares of Common Stock are actually issued to the Participant upon exercise of the Appreciation Right, shall be considered issued or transferred pursuant to the Plan. In the event that the Company repurchases Common Stock with Option Right proceeds, those shares of Common Stock will not be added to the aggregate plan limit described above. If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Stock based on fair market value, such shares of Common Stock will not count against the aggregate plan limit described above.

(b) Life of Plan Limit. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, and subject to adjustment as provided in Section 12 of this Plan, the aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed one million (1,000,000) shares of Common Stock.

(c) Individual Participant Limits. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, and subject to adjustment as provided in Section 12 of this Plan:

(i) No Participant will be granted Option Rights or Appreciation Rights, in the aggregate, for more than one million (1,000,000) shares of Common Stock during any calendar year;

(ii) No Participant will be granted Qualified Performance Based Awards, in the aggregate, for more than one million (1,000,000) shares of Common Stock during any calendar year; and

(iii) In no event will any Participant in any calendar year receive a Qualified Performance-Based Award of Performance Units or other awards payable in cash under Section 10 of this Plan having an aggregate maximum value as of their respective Dates of Grant in excess of five million dollars ($5,000,000).

4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Stock. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a) Each grant will specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b) Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

(c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Stock owned by the Optionee (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, (iii) by delivery (through a process approved by the Board) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment; (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Board.

(d) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(e) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f) Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable. A grant of Option Rights may provide for the earlier exercise of such Option Rights in the event of the retirement, death or disability of a Participant, or a Change of Control.

(g) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code.

(i) No grant of Option Rights may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Option Rights.

(j) The exercise of an Option Right will result in the cancellation on a share- for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(k) No Option Right will be exercisable more than ten (10) years from the Date of Grant.

(l) The Board reserves the discretion at or after the Date of Grant to provide for (i) the availability of a loan at exercise and (ii) the right to tender in satisfaction of the Option Price nonforfeitable, unrestricted shares of Common Stock, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price.

(m) Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award shall be subject to the Plan and shall contain such terms and provisions as the Board may approve.

5. Appreciation Rights.

(a) The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free- Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, the retirement, death or disability of a Participant, or a Change of Control.

(v) No grant of Appreciation Rights may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Appreciation Rights.

(vi) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vii) Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

(c) Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d) Regarding Free-Standing Appreciation Rights only:

(i) Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which will be equal to or greater than the Market Value per Share on the Date of Grant;

(ii) Successive grants of Free-Standing Appreciation Rights may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii) No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6. Restricted Stock. The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each such grant or sale will constitute an immediate transfer of the ownership of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) Each such grant or sale will provide that the Restricted Stock covered by such grant or sale that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant or upon achievement of Management Objectives referred to in subparagraph (e) below.

(d) Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e) Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(f) Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock in the event of the retirement, death or disability of a Participant, or a Change of Control.

(g) Any such grant or sale of Restricted Stock shall require that all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional shares of Restricted Stock, which shall be subject to the same restrictions and risk of forfeiture as the underlying award.

(h) Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, (i) all certificates representing shares of Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares, or (ii) all shares of Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock.

7. Restricted Stock Units. The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a) Each such grant or sale will constitute the agreement by the Company to deliver Common Stock or cash to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may specify. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c) Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock Units may provide for the earlier lapse or modification of the Restriction Period in the event of the retirement, death or disability of a Participant, or a Change of Control.

(d) During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Restricted Stock Units and will have no right to vote them, but the Board may at the Date of Grant authorize the payment of dividend equivalents on a deferred basis, either in cash or in additional shares of Common Stock; provided, however, that any such dividend equivalents with respect to the number of shares of Common Stock covered by Restricted Stock Units that are subject to Management Objectives shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock Units with respect to which such dividend equivalents have been distributed.

(e) Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify that the amount payable with respect thereto will be paid by the Company in Common Stock.

(f) Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve.

8. Performance Shares and Performance Units. The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a) Each grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b) The Performance Period with respect to each Performance Share or Performance Unit will be such period of time (not less than one year), commencing with the Date of Grant as will be determined by the Board at the time of grant which may be subject to earlier lapse or other modification in the event of the retirement, death or disability of a Participant, or a Change of Control.

(c) Any grant of Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be earned and paid, the Board must certify that the Management Objectives have been satisfied.

(d) Each grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(e) Any grant of Performance Shares or Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

(f) The Board may at the Date of Grant of Performance Shares provide for the payment of dividend equivalents to the holder thereof either in cash or in additional shares of Common Stock subject in all cases to payment on a contingent basis based on the Participant’s earning of the Performance Shares with respect to which such dividend equivalents are paid.

(g) Each grant of Performance Shares or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Board may approve.

9. Awards to Non-Employee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to non-employee Directors of Option Rights, Appreciation Rights or other awards contemplated by Section 10 of this Plan and may also authorize the grant or sale of Common Stock, Restricted Stock or Restricted Stock Units to non-employee Directors. Each grant of an award to a non-employee Director will be upon such terms and conditions as approved by the Board, will not be required to be subject to any minimum vesting period, and will be evidenced by an Evidence of Award in such form as will be approved by the Board. Each grant will specify in the case of an Option Right, an Option Price per share, and in the case of a Free-Standing Appreciation Right, a Base Price per share, which will not be less than the Market Value per Share on the Date of Grant. Each Option Right and Free-Standing Appreciation Right granted under the Plan to a non-employee Director will expire not more than 10 years from the Date of Grant and will be subject to earlier termination as hereinafter provided. If a non-employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any award held under this Plan by such individual at the time of such commencement of employment will not be affected thereby. Non-employee Directors, pursuant to this Section 9, may be awarded, or may be permitted to elect to receive, pursuant to procedures established by the Board, all or any portion of their annual retainer, meeting fees or other fees in Common Stock, Restricted Stock, Restricted Stock Units or other awards under the Plan in lieu of cash.

10. Other Awards.

(a) The Board may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of shares of Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Board shall determine the terms and conditions of such awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other awards, notes or other property, as the Board shall determine.

(b) Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 10 of this Plan.

(c) The Board may grant Common Stock as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board in a manner that complies with Section 409A of the Code.

(d) Share-based awards pursuant to this Section 10 are not required to be subject to any minimum vesting period.

11. Transferability.

(a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution, and in no event shall any such award granted under this Plan be transferred for value. Except as otherwise determined by the Board, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

(b) The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will be subject to further restrictions on transfer.

12. Adjustments. The Board shall make or provide for such adjustments (including acceleration) in the numbers of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of shares of Common Stock covered by other awards granted pursuant to Section 10 hereof, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split- off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change of Control, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change of Control, the Board may in its sole discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Board shall also make or provide for such adjustments in the numbers of shares of Common Stock specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 12; provided, however, that any adjustment or acceleration to an Option Right intended to qualify as an Incentive Stock Option, which will fail to so qualify as such after the adjustment or acceleration, will be a non-qualified Option Right.

13. Administration of the Plan.

(a) This Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to the Compensation Committee of the Board (or a subcommittee thereof), as constituted from time to time. To the extent of any such delegation, references in this Plan to the Board will be deemed to be references to such committee or subcommittee. A majority of the committee (or subcommittee) will constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the committee (or subcommittee).

(b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or other awards pursuant to Section 10 of this Plan and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Board will be liable for any such action or determination made in good faith.

(c) The Board or, to the extent of any delegation as provided in Section 13(a), the committee, may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Board, the committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board, the committee or such person may have under the Plan. The Board or the committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Board or the committee: (i) designate employees to be recipients of awards under this Plan; (ii) determine the size of any such awards; provided, however, that (A) the Board or the committee shall not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Director, or more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization sets forth the total number of shares of Common Stock such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Board or the committee, as the case may be, regarding the nature and scope of the awards granted pursuant to the authority delegated.

14. Cancellation Provisions. Any Evidence of Award may provide for the cancellation, modification or termination of an award upon such terms and conditions as may be determined from time to time by the Board.

15. Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan (including without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

16. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Common Stock, and such Participant fails to make arrangements for the payment of tax, the Company shall withhold such shares of Common Stock having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, shares of Common Stock having a value equal to the amount required to be withheld, or by delivering to the Company other shares of Common Stock held by such Participant. The shares used for tax withholding will be valued at an amount equal to the Market Value per Share of such Common Stock on the date the benefit is to be included in Participant’s income. In no event shall the Market Value per Share of the Common Stock to be withheld and delivered pursuant to this Section 16 to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of shares of Common Stock acquired upon the exercise of Option Rights.

17. Amendments, Etc.

(a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that if an amendment to the Plan (i) would materially increase the benefits accruing to participants under the Plan, (ii) would materially increase the number of securities which may be issued under the Plan, (iii) would materially modify the requirements for participation in the Plan or (iv) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of The NASDAQ Stock Market or, if the Common Stock is not traded on The NASDAQ Stock Market, the principal national securities exchange upon which the Common Stock is traded or quoted, then, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained.

(b) Except in connection with a corporate transaction or event described in Section 12 of this Plan, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without stockholder approval.

(c) If permitted by Section 409A of the Code, but subject to the paragraph that follows, in case of termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 10 subject to any vesting schedule or transfer restriction, or who holds Common Stock subject to any transfer restriction imposed pursuant to Section 11(b) of this Plan, or in the case of a Change of Control, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(d) Subject to Section 17(b) hereof, the Board may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of a Qualified Performance-Based Award (other than in connection with the Participant’s death or disability, or a Change of Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Qualified Performance-Based Award. Subject to Section 12 above, no such amendment shall impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

18. Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder shall be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b) Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its affiliates.

(c) If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the tenth business day of the seventh month after such separation of service.

(d) Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

19. Governing Law. The Plan and all grants and awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware.

20. Effective Date/Termination. This Plan will be effective as of the Effective Date. No grants will be made on or after the Effective Date under the Existing Plan, except that outstanding awards granted under the Existing Plan will continue unaffected following the Effective Date. No grant will be made under this Plan after the tenth anniversary of the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

21. Miscellaneous.

(a) The Company will not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

(b) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d) No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e) Absence or leave approved by a duly constituted officer of the Company or any of its Subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is absent on leave.

(f) No Participant shall have any rights as a stockholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

(g) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h) If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

APPENDIX A

MANAGEMENT OBJECTIVES FOR
QUALIFIED PERFORMANCE-BASED AWARDS

(1)

Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit – these profitability metrics could be measured before special items and/or subject to GAAP definition);

(2)

Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

(3)	Returns (e.g., Profits or Cash Flow returns on: assets, invested capital, net capital employed, and equity);
(4)	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables);
(5)	Profit Margins (e.g., Profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);
(6)	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);
(7)

Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to stockholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and

(8)

Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

APPENDIX C

CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION
OF
SUPPORT.COM, INC.

Support.com, Inc., a Delaware corporation, does hereby certify that:

FIRST: The name of the corporation (hereinafter called the “Corporation”) is Support.com, Inc.

SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 3, 1997 under the name Replicase, Inc. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 18, 2000. The Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 29, 2002 under the name Supportsoft, Inc., and subsequently amended on June 23, 2009 (the “Restated Certificate”).

THIRD: Section A of Article IV of the Restated Certificate is hereby amended and restated to read in its entirety as follows:

“[A. Authorized Stock. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is [___________] ([_________]), of which [___________] ([_________]) shares of the par value of one hundredth of one cent ($.0001) each shall be Common Stock (the “Common Stock”) and five million (5,000,000) shares of the par value of one hundredth of one cent ($.0001) each shall be Preferred Stock (the “Preferred Stock”). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of this Corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Amended and Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.]1

Upon filing this Certificate of Amendment to the Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware (the “Effective Time”), each [  ] shares of Common Stock either issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time (the “Split Number”) shall be combined into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional share shall be issued upon the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, in lieu of receiving any such fractional share, the holder (other than with respect to shares of Common Stock held by the Company as treasury stock) otherwise entitled to such fraction will receive a sum in cash equal to the product of (i) the fractional share interest to which the stockholder would otherwise be entitled, after taking into account all shares of common stock then held by the stockholder immediately prior to the effective time of the Reverse Split, and (ii) the average closing sale price of shares of Common Stock for the ten trading days immediately prior to the effective time of the Reverse Stock

[1] The Certificate of Amendment will include an amendment and restatement of this paragraph only if Proposal No. 5 is approved by the stockholders.

C-1

Split, as officially reported by NASDAQ Global Select Market, multiplied by the Split Number. Upon surrender by a holder of a certificate or certificates for Common Stock, duly endorsed, at the office of the Company (or, if lost, an acceptable affidavit of loss is delivered to the Company), the Company shall, as soon as practicable thereafter, issue and deliver to such holder, or to the nominee or assignee of such holder, a new certificate or certificates for the number of shares of Common Stock that such holder shall be entitled to following the Reverse Stock Split.”

FOURTH: The foregoing amendment of the Restated Certificate has been duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of ____________, 2016.

SUPPORT.COM, INC.

By:	Elizabeth Cholawsky President and Chief Executive Officer

C-2

APPENDIX D

SECTION 382 TAX BENEFITS PRESERVATION PLAN

by and between

SUPPORT.COM, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.,
as Rights Agent,

Dated as of April 20, 2016

SECTION 382 TAX BENEFITS PRESERVATION PLAN

SECTION 382 TAX BENEFITS PRESERVATION PLAN (this “Agreement”), dated April 20, 2016, between Support.com, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).

RECITALS:

WHEREAS, the Company and certain of its Subsidiaries have generated certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as hereinafter defined), and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve its ability to utilize such Tax Benefits, and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on April 20, 2016, the Board of Directors of the Company (the “Board”) authorized and declared a dividend of one right (a “Right”) for each share of the Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined herein) on May 3, 2016 (the “Record Date”), each Right representing the right to purchase, upon the terms and subject to the conditions herein, one one-thousandth of a share of Preferred Stock (as defined below) of the Company (each one one-thousandth of a share, a “Unit”), and (ii) further authorized the issuance, upon the terms and subject to the conditions herein, of one Right with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (each as defined herein) (or thereafter in accordance with Section 21 hereof).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1. Definitions.

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a) “Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, as calculated pursuant hereto, but shall not include:

(i) any Exempt Person;

(ii) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

(iii) any Existing Holder unless and until such Existing Holder acquires Beneficial Ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of this Agreement (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) at a time when such Existing Holder is still the Beneficial Owner of 4.99% or more of shares of the Common Stock of the Company then outstanding, in which case such Person shall be an Acquiring Person;

(iv) any Person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by such Person to 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding by reason of acquisition of shares by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the

Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) and shall, after the first public announcement by the Company of such share acquisitions by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), becomes the Beneficial Owner of any additional shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) of Common Stock of the Company and immediately thereafter is the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, then such Person shall be an Acquiring Person; or

(v) any Person who or which, within ten (10) Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification reduces such Person’s, together with its Affiliates’ and Associates’, Beneficial Ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the Person requested to so certify fails to do so within ten (10) Business Days or breaches or violates such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period or such breach or violation or (y) if the Person together with its Affiliates and Associates fails to reduce Beneficial Ownership to less than 4.99% within ten (10) Business Days following such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period;

provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, unless and until such Person shall again become an Acquiring Person.

In determining whether a Person owns 4.99% or more of the shares of Common Stock of the Company then outstanding, for all purposes of this Agreement, all of the Common Stock of the Company Beneficially Owned by such Person shall be taken into account in the numerator and, for purposes of the denominator, any calculation of the number of shares of Common Stock outstanding at any particular time shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder. Without limiting the foregoing, any Person (other than a “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) shall be treated as the Beneficial Owner of 4.99% or more shares of the Common Stock of the Company then outstanding if, in the determination of the Board, that Person would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382). Notwithstanding anything to the contrary set forth herein, any shares of Common Stock of which a Person or any Affiliate or Associate becomes the Beneficial Owner pursuant to an equity compensation award granted to such Person by the Company or as a result of an adjustment by the Company to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof shall, solely for purposes of determining the number of shares of Common Stock of which such Person or any Affiliate or Associate is the Beneficial Owner at any time, not be included in (x) the calculation of the number of shares of Common Stock outstanding or (y) the particular percentage of the number of shares of Common Stock of which such Person and/or any Affiliate or Associate of such Person is the Beneficial Owner.

(b) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person (other than an Exempt Person or an Existing Holder), any other Person whose Common Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d) A Person shall be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates (A) directly or indirectly has the right to vote or dispose of, alone or in concert with others, or (B) is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, including, with respect to both clause (A) and clause (B), pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to result in the rights, options or warrants being treated as exercised on the date of their acquisition or transfer under Section 382;

(ii) which such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly, or has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (including, without limitation, within the meaning of Section 382) or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) any shares of Common Stock by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such shares of Common Stock, except to the extent that upon the issuance, acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations, (B) securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (C) securities issuable upon the exercise or exchange of Rights;

(iii) which are owned, directly or indirectly, by any other Person, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person or any of such other Person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; and

(iv) to the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of securities, if such Person would be deemed to constructively own such securities pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382;

provided, however, that (i) a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; (ii) nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of forty (40) calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case; (iii) subject to Section 1(d)(iv), above, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (A) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (B) such securities would not be deemed constructively or otherwise owned by a single “entity”, in each case, for purposes of Section 382; and (iv) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to Beneficially Own pursuant to this Section 1(d) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement and any such tender, voting or support agreement entered into in connection therewith.

(e) “Board” shall have the meaning set forth in the recitals.

(f) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g) “Close of Business” on any given date shall mean 5:00 P.M. New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(h) “Code” shall have the meaning set forth in the preamble.

(i) “Common Stock,” when used with reference to the Company, shall mean the common stock (presently $0.0001 par value per share) of the Company. “Common Stock”, when used with reference to any Person other than the Company, shall mean shares of the capital stock with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the entity which ultimately controls such first-mentioned Person. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) are entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, have the power to remove the general partner or partners.

(j) “Company” shall have the meaning set forth in the preamble.

(k) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(l) “Current Market Price” shall have the meaning set forth in Section 11(d).

(m) “Current Value” shall have the meaning set forth in Section 11(a)(iii).

(n) “Distribution Date” shall have the meaning set forth in Section 3(a).

(o) “Equivalent Preferred Securities” shall have the meaning set forth in Section 11(b).

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q) “Excess Exchange Shares” shall have the meaning set forth in Section 23.

(r) “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Agreement by the Company, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person.

(s) “Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting solely in their fiduciary capacity, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any entity or trustee organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iii) any Person who the Board determines, in its sole discretion, prior to the time such Person would otherwise be an Acquiring Person, should be permitted to become the Beneficial Owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires Beneficial Ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) in which case such Person shall be an Acquiring Person; provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine, and (iv) any Person who is a transferee from the estate of an Exempt Person and who receives Common Stock of the Company as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock of the Company.

(t) “Expiration Date” shall mean the earliest of (i) the date on which all of the Rights are redeemed as provided in Section 22, (ii) the date on which the Rights are exchanged as provided in Section 23, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board, in its sole discretion, determines will provide protection for the Company’s Tax Benefits similar to that provided by this Agreement, (iv) the Close of Business on the effective date of the repeal of Section 382 (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines in its sole discretion, that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the date on which the Board otherwise determines, in its sole discretion, that this Agreement is no longer necessary to preserve the Tax Benefits, and (vi) the beginning of a taxable year of the Company to which the Board determines in its sole discretion, that no Tax Benefits may be carried forward.

(u) “Final Expiration Date” shall mean April 20, 2019.

(v) “NASDAQ” shall mean the NASDAQ Stock Market or any of its listing venues.

(w) “NYSE” shall mean the New York Stock Exchange.

(x) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity.

(y) “Preferred Stock” shall mean shares of Series B Junior Participating Cumulative Preferred Stock, par value $0.0001 per share, of the Company having the voting powers, designations, preferences and relative rights described in the Certificate of Designation, Preferences and Rights set forth in Exhibit A hereto, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series B Junior Participating Preferred Stock.

(z) “Purchase Price” shall have the meaning set forth in Section 7(b).

(aa) “Record Date” shall have the meaning set forth in the recitals.

(bb) “Redemption Price” shall have the meaning set forth in Section 22(a).

(cc) “Right” shall have the meaning set forth in the preamble.

(dd) “Rights Agent” shall have the meaning set forth in the preamble.

(ee) “Right Certificate” shall have the meaning set forth in Section 3(a).

(ff) “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii).

(gg) “Section 382” shall mean Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(hh) “Securities Act” shall mean the Securities Act of 1933, as amended.

(ii) “Share Equivalents” shall have the meaning set forth in Section 11(a)(iii).

(jj) “Stock Acquisition Date” shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such; provided that, if such Person is determined by the Board not to be or have become an Acquiring Person, then no Stock Acquisition Date shall be deemed to have occurred.

(kk) “Subsidiary” of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect or appoint a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

(ll) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

(mm) “Summary of Rights” shall have the meaning set forth in Section 3(b).

(nn) “Tax Benefits” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any direct or indirect Subsidiary thereof.

(oo) “Trading Day” shall have the meaning set forth in Section 11(d)(i).

(pp) “Treasury Regulations” shall mean final and temporary (but not proposed) regulations of the U.S. Department of the Treasury promulgated under the Code, as such regulations may be amended from time to time.

(qq) “Triggering Event” shall mean any Section 11(a)(ii) Event.

(rr) “Trust” shall have the meaning set forth in Section 23(a).

(ss) “Trust Agreement” shall have the meaning set forth in Section 23(a).

(tt) “Unit” shall have the meaning set forth in the recitals.

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts this appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agents and any co-Rights Agents shall be as the Company shall determine and the Company shall promptly notify the Rights Agent of such duties. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any co-Rights Agent.

Section 3. Issuance of Right Certificates.

(a) Until the Close of Business on the earlier to occur of (i) the tenth (10th) calendar day after the Stock Acquisition Date or (ii) the tenth (10th) calendar day (or such later time as determined by the Board but in no event later than the time such Person becomes an Acquiring Person) after the date of the commencement by any Person of a tender or exchange offer, upon the successful consummation of which such Person, together with its Affiliates and Associates, would be an

Acquiring Person (irrespective of whether any shares are actually purchased pursuant to such offer), or in the case of clause (ii) such later date specified by the Board which date shall not be later than the date specified in clause (i) (the earliest of such dates being referred to herein as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for the shares of Common Stock of the Company registered in the names of the holders of the shares of Common Stock of the Company (which certificates for shares of Common Stock of the Company shall be deemed also to be certificates for Rights) or, with respect to shares of Common Stock of the Company not represented by certificates, the Rights related thereto will be evidenced by the notation on the records of the Company representing these shares, and, in each case, not by separate certificates, (y) the registered holders of shares of Common Stock of the Company shall also be the registered holders of the associated Rights, and (z) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will, if requested to do so by the Company and provided with all necessary information and documents, at the expense of the Company, send, by first-class, postage prepaid mail, to each record holder of shares of Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of the holder shown on the records of the Company, a certificate in substantially the form of Exhibit B (the “Right Certificate”) evidencing the Rights underlying the shares of Common Stock of the Company so held. As of and after the Distribution Date, the Rights will be evidenced solely by the Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if notification is given orally, the Company shall confirm the same in writing on or prior to the next succeeding Business Day. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) Upon request of any holder of record of a Right, the Company will send a copy of this Agreement and a copy of the Summary of the Terms of the Rights, substantially in the form attached hereto as Exhibit C (the “Summary of Rights”), by postage prepaid mail, to the holder.

(c) Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for shares of Common Stock of the Company shall also constitute the surrender for transfer of the Rights associated with the shares of Common Stock represented thereby and the transfer of shares of Common Stock on the records of the Company shall also constitute the transfer of the Rights associated with the shares.

(d) Certificates issued for shares of Common Stock of the Company (including, without limitation, certificates issued upon transfer or exchange of shares of Common Stock of the Company) after the Record Date, but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

“This certificate also evidences and entitles the holder to certain rights (the “Rights”) as set forth in a Section 382 Tax Benefits Preservation Plan by and between Support.com, Inc. and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of April 20, 2016, as from time to time amended, extended or renewed (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of record of this certificate a copy of the Plan, without charge, within ten Business Days (as defined in the Plan) after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Plan) or any purported subsequent holder of such Rights will become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.”

The failure to print the foregoing legend on any such certificate representing shares of Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 4. Form of Right Certificates; Notice to Rights Agent as to Acquiring Person.

(a) The Right Certificates (and the forms of election to purchase shares and forms of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the rights, liabilities, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any law, rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates evidencing the Rights, whenever issued, on their face shall entitle the holders thereof to purchase, for each Right, one Unit, at the Purchase Price, but the number and type of shares or other property holders thereof shall be entitled to purchase and the Purchase Price, shall be subject to adjustment as provided in this Agreement.

(b) Notwithstanding any other provision of this Agreement, any Right Certificate that represents Rights that may be or may have been at any time on or after the Distribution Date beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (or any purported transferee of such Rights) may have impressed on, printed on, written on or otherwise affixed to it the following legend:

“The beneficial owner of the Rights (the “Rights”) represented by this Right Certificate may be an Acquiring Person or an Affiliate or Associate (as such terms are defined in the Section 382 Tax Benefits Preservation Plan by and between Support.com, Inc. and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of April 20, 2016, as from time to time amended, extended or renewed (the “Plan”)) of an Acquiring Person or a subsequent holder of a Right Certificate beneficially owned by such Persons (as defined in the Plan). Accordingly, under certain circumstances as provided in the Plan, this Right Certificate and the Rights represented hereby will be null and void.”

The provisions of this Agreement shall be operative whether or not the foregoing legend is imprinted on any such Right Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person.

Section 5. Countersignature and Registration.

(a) The Right Certificates shall be duly executed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, General Counsel or any Vice President of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary, Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, manually or by in facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, the Right Certificates nevertheless may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed the Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign the Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b) Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept books for registration and transfer of the Right Certificates issued hereunder. The books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and the certificate numbers for each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of Sections 4(b), 7(e) and 13(b), at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates may be (a) transferred or (b) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units (and/or other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for this purpose with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in a form satisfactory to the Company and the Rights Agent, duly executed by the registered holder thereof or the registered holder’s attorney duly authorized in writing), and with all signatures duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in a writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Thereupon or as promptly as practicable thereafter, the Company shall prepare, execute and deliver to the Rights Agent, and the Rights Agent shall countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.The Company may require payment from the holder of a Right Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action under this Section 6 unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid,

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver to the Rights Agent a new Right Certificate of like tenor for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company may require the owner of any lost, stolen or destroyed Right Certificate, or his legal representative, to give the Company a bond sufficient to indemnify the Company and the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) or as otherwise provided in this Agreement, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole at any time or in part from time to time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purposes together with payment of the Purchase Price (defined below), or portion thereof, as applicable, with respect to each Unit or Units (and/or other securities or property in lieu thereof) as to which the Rights are exercised, subject to adjustment as hereinafter provided, at or prior to the earlier of the Expiration Date and the Final Expiration Date.

(b) The purchase price shall initially be $3.00 for each Unit issuable pursuant to the exercise of a Right. The purchase price and the number of Units (and/or other securities or property, as the case may be) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11. (The purchase price, after giving effect to any adjustments, shall be referred to as the “Purchase Price.”) The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c).

(c) Except as provided in Sections 7(d) and 7(e), upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment of the Purchase Price, or the applicable portion thereof, for the Units (and/or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, by cash, certified check or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall thereupon promptly (i) (A) requisition from the Company or any transfer agent for the Units, certificates for the number of Units so elected to be purchased, and the Company will comply and hereby authorizes and directs the transfer agent or shall cause the transfer agent (if the Rights Agent is not also the transfer agent) to comply with all such requests or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock underlying the Units issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing the number of Units as are to be purchased (in which case certificates for the shares of Preferred Stock underlying the Units represented by the receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 13(b) and (iii) promptly after receipt of the Units certificates or depositary receipts, as the case may be, cause the same to be delivered to or upon the order of the registered holder of the Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt promptly deliver the cash to or upon the order of the registered holder of the Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that those other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement and the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii), as applicable. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return the Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by the Right Certificate no longer include the rights provided by Section 11(a)(ii) and, if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). In case the holder of any Right Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of the Right Certificate or the holder’s duly authorized assigns, subject to the provisions of Section 13(b).

(d) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person (or any Affiliate or Associate thereof), (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives those Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in the Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of those Rights shall have any rights whatsoever with respect to those Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use its best efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

Section 8. Cancellation and Destruction of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy the cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Shares of Preferred Stock.

(a) The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose or shares of Preferred Stock not reserved for another purpose held in its treasury, the number of Units that, as provided in this Agreement, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall not be required to reserve and keep available Units sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Sections 11(a)(ii) or 11(a)(iii) unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

(b) The Company shall (i) use its best efforts to cause, from and after the Distribution Date, the Rights and all Units (and/or following the occurrence of a Triggering Event, shares of Common Stock of the Company or other securities, as the case may be) issued or reserved for issuance upon exercise thereof to be listed or admitted to trading on the NYSE, NASDAQ or another national securities exchange, and (ii) if then necessary to permit the offer and issuance of such Units, shares of Common Stock of the Company and/or other securities, as the case may be, register and qualify such Units (or shares of Common Stock of the Company or other securities, as the case may be) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause the related registration statement and qualifications to become effective as soon as possible after filing and keep such registration statement and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the expiration of the 60-day period referred to in Section 11(a)(ii), the Expiration Date or the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(b) and give the Rights Agent a copy of such announcement. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred or such suspension is still in effect, as the case may be. Notwithstanding any provision of this Agreement to the contrary, the

Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not otherwise be permitted under applicable law or a registration statement under the Securities Act (if required) shall not have been declared effective.

(c) The Company covenants and agrees that it will take all such action as may be necessary to insure that all Units (or shares of Common Stock or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Units (or shares of Common Stock of the Company or other securities) subject to payment of the Purchase Price (or the applicable portion thereof) in respect thereof, be duly and validly authorized and issued and fully paid and nonassessable Units (and/or shares of Common Stock and other securities, as the case may be) in accordance with applicable law.

(d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Units (or shares of Company Stock of the Company or other securities or property, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company and the Rights Agent shall not be required to issue or deliver a Right Certificate or certificate for Units (and/or shares of Common Stock of the Company or other securities or property, as the case may be) to a Person other than the registered holder until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10. Securities Issuable Upon Exercise. Each Person in whose name any certificate for Units (or shares of Common Stock of the Company or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units (or shares of Common Stock or other securities, as the case may be) represented thereby on, and the certificate shall be dated, the date upon which the Right Certificate evidencing these Rights was duly surrendered and payment of the Purchase Price, or the applicable portion thereof (and any applicable taxes and governmental charges), was made; provided, however, that if the date of such presentation and payment is a date upon which the transfer books for the Units (or shares of Common Stock of the Company or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such Units (or shares of Common Stock of the Company or other securities) on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Units (or shares of Common Stock of the Company or other securities) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Right shall be exercisable, including without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustments to Number and Kind of Securities or Other Property, Number of Rights or Purchase Price.

The number and kind of securities or other property subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event that the Company shall at any time after the date of this Agreement (A) declare or pay any dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for the dividend or of the effective date of the subdivision, split, combination, consolidation or reclassification, and the number of Units and the number and kind of other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number of Units and/or the number and kind of other securities as the case may be, which, if the Right had been exercised immediately prior to such date, whether or not such Right was then exercisable, and at a time when the transfer books for the Preferred Stock (or other capital stock, as the case may be) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of the dividend, subdivision, split, combination consolidation or reclassification. If an event occurs which would require an adjustment under both Sections 11(a)(i) and 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) In the event any Person at any time becomes an Acquiring Person (this event being referred to as a “Section 11(a)(ii) Event”), then, subject to Sections 22(a) and 23, and except as otherwise provided in Section 7(e), each holder of a Right shall, for a period of sixty days (or such longer period as may be established by the Board) after the later of the occurrence of any such event and the effective date of an appropriate registration statement under the Securities Act pursuant to Section 9, have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the Purchase Price (or the applicable portion thereof) such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such right was then exercisable), and (y) dividing that product by 50% of the Current Market Price per share of Common Stock of the Company on the date of such first occurrence (such number of shares of Common Stock is called the “Adjustment Shares”); provided, however, that the Purchase Price and the number of Adjustment Shares shall be further adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company, or as provided in this Agreement to reflect any other events, occurring after the date of such first occurrence; and provided, further, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock of the Company that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the total number of shares of Common Stock of the Company then outstanding. If a holder would, but for the previous clause, be entitled to receive a number of shares of Common Stock of the Company (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of Common Stock of the Company on the date of the occurrence of a Section 11(a)(ii) Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.

(iii) In the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Restated Certificate of Incorporation but not outstanding and which are not reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights for shares of Common Stock of the Company in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, to the extent permitted by applicable laws, each Right shall thereafter represent the right to receive, upon exercise thereof at the Purchase Price, (x) a number of shares of Common Stock of the Company (up to the maximum number of shares of Common Stock of the Company which may be permissibly issued), and (y) a number Units so that, when added together, the numbers in clauses (x) and (y) equal the number of Adjustment Shares. In the event the number of shares of Common Stock and Preferred Stock which are authorized by the Company’s Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the prior sentence and the Rights shall become so exercisable, to the extent permitted by applicable law, the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and that value shall be conclusive for all purposes; and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock of the Company and Units to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock or Units are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right: (1) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to the shares of Common Stock of the Company, are deemed in good faith by the Board to have substantially the same value as one share of Common Stock of the Company (such shares are herein called “Share Equivalents”) and whose determination shall be conclusive for all purposes); (2) debt securities of the Company; (3) other assets; (4) cash; or (5) any combination of the foregoing as determined by the Board, having a value which, when added to the value of the number of the shares of Common Stock of the Company and Units actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized independent investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver shares of Common Stock, Units and Share Equivalents pursuant to Section 11(a)(ii), the prior sentence of this paragraph and clause (B) above within 50 days following the Stock Acquisition Date, then, to the extent permitted by applicable law, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), Units or Share Equivalents and then, if necessary, cash, debt securities, or other assets (in that order) which shares, units, cash, debt securities and/or other assets have an aggregate value equal to the excess of the Current Value over the Purchase Price, and provided, further, that the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this Section 11(a)(iii) to the extent the Company determines the receipt thereof could limit the Company’s ability to utilize the Tax Benefits. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock, Units or Share Equivalents could be authorized for issuance upon exercise in full of the Rights, the 50 day period set forth above may be extended to the extent necessary, but not more than 120 days after the Stock Acquisition Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or Shares Equivalents (such 50 day period, as it may be extended, is called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the foregoing provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that this action shall apply uniformly to all outstanding and exercisable Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the foregoing provisions of this Section 11(a)(iii) and, if necessary, to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with a prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Unit, each share of Common Stock of the Company and the per share or unit value of any Share Equivalent shall be deemed to equal the Current Market Price of a share of Common Stock of the Company thereof as of the Stock Acquisition Date.

(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after this record date) shares of Preferred Stock and/or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Securities”) or securities convertible into Preferred Stock or Equivalent Preferred Securities at a price per share of Preferred Stock or per unit of Equivalent Preferred Securities (or having a conversion price per share or unit, if a security convertible into Preferred Stock or Equivalent Preferred Securities) less than the Current Market Price per share of Preferred Stock on the record date, the Purchase Price to be in effect after the record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or units of Equivalent Preferred Securities (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at that Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or units of Equivalent Preferred Securities to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case the subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of the non-cash consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and units of Equivalent Preferred Securities owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. This adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if the record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation, merger or share exchange in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on the record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. These adjustments shall be made successively whenever such a record date is fixed; and in the event that the distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)  (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), and subject to Section 11d(ii), the “Current Market Price” per share of stock or unit of other securities on any date shall be deemed to be the average of the daily closing prices per share of such stock or unit of other securities for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market Price per share of any stock or unit of other securities is determined during a period following the announcement by the issuer of that stock or other security of (i) any dividend or distribution on such stock or other securities (other than a regular quarterly cash dividend and other than the Rights), or (ii) any subdivision, split, combination or reclassification of that stock or other securities, and prior to the expiration of the requisite 30 Trading Day period, the ex-dividend date for the dividend or distribution, or the record date for the subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of securities listed or admitted to trading on the NYSE or NASDAQ or, if the shares of stock or units of any other securities are not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of other securities listed on the principal national securities exchange on which the shares of stock or units of other securities are listed or admitted to trading or, if the shares of stock or units of other security are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotations System or any other system then in use, or, if on any such date the shares of such stock or units of such other security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such stock or other securities selected by the Board; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such securities is a non-U.S. securities exchange, then the closing price for each day shall be determined by using the customary convention for determining the closing price of a security on such exchange as determined by the Board (in which event the exchange rate of the relevant currency into U.S. dollars for each Trading Day (as defined below) shall be determined by the Board). The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of such stock or units of other securities are listed or admitted to trading is open for the transaction of business or, if the shares of such stock or other units of such security are not listed or admitted to trading on any national securities exchange, a Business Day; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such security is a non-U.S. securities exchange, then “Trading Day” shall mean a day on which such non-U.S. securities exchange is open for the transaction of business. Subject to Section 11(d)(ii) with respect to Units, if such stock or unit of other securities is not publicly held or not so listed, traded or quoted, “Current Market Price” per share or other unit of such securities shall mean the fair value per share of stock or other unit of such securities as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per Unit shall be determined in the same manner as set forth above in paragraph (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per Unit cannot be determined in the manner provided above because the Units are not publicly held, listed or traded or quoted in a manner described in paragraph (i) of this Section 11(d), the “Current Market Price” per Unit shall be conclusively deemed to be an amount equal to the Current Market Price per share of the Common Stock of the Company. If neither the shares of Common Stock of the Company nor the Units are listed or traded or quoted as described in Section 11(d)(i), “Current Market Price” per share thereof shall mean the fair value per share of Common Stock of the Company as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Unit or share of Common Stock or any other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Final Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Units, thereafter the number of the other securities so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock and/or Units contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock and/or Units shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units (and/or other securities) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest one-thousandth) equal to the quotient obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of Units for which a Right may be exercised, to adjust the number of Rights, in lieu of any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any date thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to the registered holders of Right Certificates on the record date Right Certificates evidencing, subject to Section 13, the additional Rights to which the holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such registered holders in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the registered holders of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, attributable to the Units, shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall use best efforts to take any corporate action, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Units, shares of Common Stock or other securities at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Units and/or other securities of the Company, if any, issuable upon such exercise over and above the Units and/or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive the additional Units and/or other securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Current Market Price, (iii) issuance wholly for cash or shares of Common Stock, Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock or Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock or Preferred Stock, shall not be taxable to such stockholders.

(n) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22, Section 23 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o) Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the shares of Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision or split the outstanding shares of Common Stock of the Company into a greater number of shares of Common Stock of the Company or (iii) combine or consolidate the outstanding shares of Common Stock of the Company into a small number of shares or effect a reverse split of the outstanding shares of Common Stock of the Company, then in any such case, each share of Common Stock outstanding following payment of such dividend, such subdivision, split, combination, consolidation or issuance shall continue to have one Right (as adjusted as otherwise provided herein) associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock of the Company outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certification of Adjustments. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth the adjustment and a reasonably detailed statement of facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock and Preferred Stock a copy of the certificate, and (c) if a Distribution Date has occurred, mail or cause the Rights Agent to mail a brief summary thereof to each registered holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of record of shares of Common Stock) in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on such certificate, shall have no duty or liability with respect to any adjustment therein contained, and shall not be deemed to have knowledge of any adjustment or events related thereto unless and until it shall have received such certificate. Subject to the preceding sentence, any adjustment to be made pursuant to Section 11 shall be effective as of the date of the event giving rise to the adjustment.

Section 13. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. Units may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that the agreement shall provide that the holders of the depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Units represented by the depositary receipts. In lieu of such fractional Rights, the Company shall pay to the holders of record of the Right Certificates with regard to which the fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then Current Market Value of a whole Right.

(b) The Company shall not be required to issue fractions of Units or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Units or other securities. In lieu of issuing fractions of Units or other securities, the Company shall pay to the registered holders of Right Certificates at the time the Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the then Current Market Value of a Unit or other securities, as the case may be.

(c) The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or fractional Unit or other fractional securities (other than the fractional shares of Preferred Stock represented by Units) upon exercise of a Right.

(d) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient funds to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 14. Rights of Action. All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Sections 17 and 19, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any shares of Common Stock), may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by the Right Certificate in the manner provided in the Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

Section 15. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock of the Company;

(b) from and after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein properly completed and duly executed;

(c) subject to Section 6 and Section 7(e), the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent or the transfer agent of the shares of Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company, its directors, officers, employees and agents nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, regulatory or administrative agency or commission, prohibiting or otherwise restraining performance of such obligation.

Section 16. Right Certificate Holder Not Deemed a Stockholder. No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of shares of Common Stock, Preferred Stock, Units or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 17. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement of its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.

(b) The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, damage, liability, demand, judgment, fine, penalty, claim, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent as each must be determined by final non-appealable judgment of a court of competent jurisdiction, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance of, administration of and performance of its duties under this Agreement, including reasonable attorneys’ fees and expenses and the costs and expenses of defending against any claim of liability in the premises.

(c) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by in connection with its administration and performance of this Agreement in reliance upon any Right Certificate, certificate for shares of Common or Preferred Stock, Units or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where expressly required hereunder, guaranteed, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth herein. The Rights

Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice.

The provisions of this Section 17 and Section 19 shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits, even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement (other than by reason of gross negligence, bad faith or willful misconduct) will be limited to the amount of fees paid by the Company to the Rights Agent.

Section 18. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 19. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it, subject to Section 17(b) and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the General Counsel, any Vice President of the Company, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be complete and full authorization and protection to the Rights Agent, and, subject to Section 17(b) the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct, as each is determined by a final non-appealable judgment by a court of competent jurisdiction.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereon); nor shall it be liable nor responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Section 11 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock (or other securities, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the General Counsel, any Vice President, the Treasurer, Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and, subject to 17(b), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the advice or instructions of any such officer.

(h) The Rights Agent and any stockholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent and such Persons from acting in any other capacity for the Company or for any other Person.

(i) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 of such certificate, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company and the Rights Agent shall not be liable for its failure to act or any delay in acting in compliance with this clause (i).

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent and for which the Rights Agent shall be compensated by the Company pursuant to Section 17(a)) or in the exercise of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof, as each is determined by a final, non- appealable court judgment of a court of competent jurisdiction.

(l) The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(m) The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.

(n) The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights.

(o) The Rights Agent may rely on, and be fully authorized and protected in acting or failing to act in reliance upon, (a) any guaranty of signature by an “Eligible Guarantor Institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

Section 20. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, to the extent the Right Agent is not the transfer agent of the shares of Common Stock, to each such transfer agent by registered or certified mail. The Company shall notify the registered holders of any such change in Rights Agent. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days’ notice in writing, mailed to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. In the event a transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice to holders. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is in good standing, is authorized to do business in such state, is authorized under such laws to exercise stockholder services powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates, if any. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22. Redemption.

(a) The Board may, at its option, at any time prior to the earlier of (x) the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (y) the Close of Business on the Final Expiration Date, direct the Company to, and if directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.01), as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the date (such redemption price being hereinafter referred to as the “Redemption Price”).

(b) Immediately upon the action of the Board directing the Company to make the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and each such holder of the then outstanding Rights by mailing such notice to the Rights Agent and to each such holders at such holder’s last address as it appears upon the registry books of the Rights Agent, or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made, unless such notice is mailed together with such payment.

In the case of a redemption permitted under Section 22(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights (with prompt written notice thereof to the Rights Agent) and (ii) mailing payment of the Redemption Price to each registered holder of the Rights at each such holder’s last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

Section 23. Exchange.

(a) The Board may, at its option, at any time after the later of the Stock Acquisition Date or the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Stock of the Company at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 23, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this Section 23 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the Stock Acquisition Date or Distribution Date, as applicable, multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 23, the Board may enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

(b) Immediately upon the action of the Board authorizing the exchange of any Rights pursuant to Section 23(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock (or Units, as applicable) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of shares of Common Stock (or Units, as applicable) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

(c) In any exchange pursuant to this Section 23, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock not reserved for any other purpose to exchange all of the outstanding Rights shall, substitute Units or Share Equivalents for some or all of the shares of Common Stock exchangeable for Rights, at the initial rate of one Unit or Share Equivalent for each share of Common Stock.

(d) The Board shall not authorize any exchange transaction referred to in Section 23(a) unless at the time such exchange is authorized there shall be sufficient shares of Common Stock (and/or Units or Unit Equivalents) issued but not outstanding, or authorized but unissued, to permit the exchange of Rights as contemplated in accordance with this Section 23.

Section 24. Notice of Proposed Actions.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend to the holders of record of its shares of Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its shares of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of record of its shares of Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for shares of Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, (iii) to effect any reclassification of its shares of Preferred Stock or any recapitalization or reorganization of the Company, (iv) to effect any consolidation, combination or merger with or into, or any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent feasible, each registered holder of a Right Certificate in accordance with Section 25, a written notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, combination, merger, share exchange, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of record of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b) In case a Section 11(a)(ii) Event is proposed, then, in any such case, the Company shall, as soon as practicable thereafter, give to the Rights Agent and to each registered holder of Rights, to the extent feasible, in accordance with Section 25, notice of the occurrence of such event or proposal of such transaction which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii), upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the registered holder of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed or by nationally recognized overnight courier (until another address is filed in writing with the Rights Agent) as follows:

Support.com, Inc.
900 Chesapeake Drive, 2nd Floor
Redwood City, CA 94063
Attention: General Counsel
Fax: (650) 556-1194

with a copy (which will not constitute notice) to:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, DC 20004
Attention: Keith E. Gottfried, Esq.
Fax: (202) 739-3001

Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed or a nationally recognized courier service (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.
8742 Lucent Blvd., Suite 225
Highlands Ranch, CO 80129
Attention: Client Services

with a copy (which shall not constitute notice) to:

Computershare Trust Company, N.A.

250 Royall Street
Canton, MA 02021
Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Right Certificate or Right shall be sufficiently given or made if in writing and when sent by mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent.

Section 26. Supplements and Amendments. Subject to extension by the Board by amendments, prior to the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement (including without limitation amendments that increase or decrease the Purchase Price or Redemption Price or accelerate or extend the Final Expiration Date or the period in which Rights may be redeemed), without the approval of any holders of the Rights or shares of Common Stock. From and after the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than any interest an Acquiring Person or an Affiliate or Associate of an Acquiring Person has other than as a holder of Rights). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Stock Acquisition Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock. Notwithstanding anything contained herein to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this

Agreement. In addition, notwithstanding anything to the contrary in this Agreement, no supplement or amendment to this Agreement shall be made that extends the Expiration Date.

Section 27. Successors. All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock).

Section 29. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 30. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 31. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions.

Section 32. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company pursuant to the requirements of Section 25 of this Agreement; and provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.

Section 33. Determination and Actions by the Board, etc. Except with respect to the rights, immunities, duties or obligations of the Rights Agent hereunder, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations or judgments deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or to amend this Agreement) or otherwise contemplated by this Agreement. All such actions, calculations, interpretations, judgments and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Right Certificates. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 34. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Section 35. Further Assurance. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

SUPPORT.COM, INC.

By:	/s/ Elizabeth Cholawsky
Name: Elizabeth Cholawsky
Title: President and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT

By:	/s/ Patrick Hayes
Name: Patrick Hayes
Title: Vice President and Manager

[Signature Page to Section 382 Tax Benefits Preservation Plan]

EXHIBIT A

CERTIFICATE OF DESIGNATION
OF
SERIES B JUNIOR PARTICIPATING PREFERRED STOCK
OF
SUPPORT.COM, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

Support.com, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of the Delaware, as amended (the “DGCL”), hereby certifies that, pursuant to the authority granted by Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate of Incorporation”), and in accordance with Section 151 of the DGCL, the Board of Directors of the Corporation (hereinafter being referred to as the “Board of Directors” or the “Board”), at a meeting duly called and held on April 20, 2016, has adopted the following resolution with respect to the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof, of the Series B Junior Participating Stock:

RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation, the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof of the Series B Junior Participating Stock are as follows:

1. Designation and Amount. The shares of such series shall be designated as “Series B Junior Participating Preferred Stock” (the “Series B Preferred Stock”) and the number of shares constituting the Series B Preferred Stock shall be 150,000. Such number of shares may be increased or decreased by resolution of the Board of Directors prior to issuance; provided, that no decrease shall reduce the number of shares of the Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series B Preferred Stock; provided, further, that if more than a total of 150,000 shares of Series B Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Tax Benefits Preservation Plan, dated as of April 20, 2016, by and between the Corporation and Computershare Trust Company, N.A., as Rights Agent, the Board of Directors of the Corporation, pursuant to Section 151(g) of the DGCL, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 of the DGCL, providing for the total number of shares of Series B Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

2. Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends, the holders of shares of the Series B Preferred Stock, in preference to the holders of common stock, par value $0.0001 per share, of the Corporation (the “Common Stock”) and of any other stock of the Corporation ranking junior to the Series B Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year, or such other dates as the Board of Directors shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series B Preferred Stock (the “Issue

Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non- cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of the Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time after the Issue Date (A) declare and pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (ii) of the first sentence of this Section 2(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

(b) The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); and the Corporation shall pay such dividend or distribution on the Series B Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Restated Certificate of Incorporation or required by law, each share of Series B Preferred Stock shall entitle the holder thereof to 1000 votes on all matters upon which the holders of the Common Stock of the Corporation are entitled to vote. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

(b) Except as otherwise provided herein, in the Restated Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) (i) If at any time dividends on any Series B Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series B Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series B Preferred Stock for the purpose of electing such members of the Board. Such special meeting shall in any event be held within 45 days of the occurrence of such arrearage.

(ii) During any period when the holders of Series B Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then, and during such time as such right continues, (a) the then authorized number of Directors shall be increased by two, and the holders of Series B Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(c).

(iii) A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series B Preferred Stock entitled to vote in an election of such Director.

(iv) If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series B Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board shall call a special meeting of the holders of Series B Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.

(v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series B Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(c), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series B Preferred Stock to vote as provided in this Section 3(c) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series B Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

(d) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Preferred Stock or rights, warrants or options to acquire such junior stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of the Common Stock or of shares of any other stock of the Corporation ranking junior, either as to dividends or upon liquidation, dissolution or winding up, to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $1000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity either as to dividends or upon liquidation, dissolution or winding up with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Corporation shall at any time after the Issue Date (A) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

(b) Neither the merger, consolidation or other business combination of the Corporation into or with another entity nor the merger, consolidation or other business combination of any other entity into or with the Corporation (nor the sale, lease, exchange or conveyance of all or substantially all of the property, assets or business of the Corporation) shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property (payable in kind), then in any such case each share of Series B Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth)

equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series B Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series B Preferred Stock) into a greater or lesser number of shares of Series B Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series B Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series B Preferred Stock outstanding immediately after such event.

8. No Redemption. The shares of Series B Preferred Stock shall not be redeemable from any holder.

9. Rank. The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series B Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock.

10. Amendment. At such time as any shares of Series B Preferred Stock are outstanding, if any proposed amendment to the Restated Certificate of Incorporation (including this Certificate of Designation) would materially alter, change or repeal any of the preferences, powers or special rights given to the Series B Preferred Stock so as to affect the Series B Preferred Stock adversely, then the holders of the Series B Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series B Preferred Stock, voting separately as a single class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the DGCL.

11. Fractional Shares. Series B Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

IN WITNESS WHEREOF, the undersigned have signed and attested this Certificate of Designation on the 20th day of April 2016.

SUPPORT.COM, INC.

By:
Name:
Title:

Attest:

 , Secretary

EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER APRIL 20, 2019, SUBJECT TO EARLIER REDEMPTION OR EXPIRATION PURSUANT TO THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE MAY BE AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE (AS DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) OF AN ACQUIRING PERSON OR A SUBSEQUENT HOLDER OF A RIGHT CERTIFICATE BENEFICIALLY OWNED BY SUCH PERSONS. ACCORDINGLY, UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY WILL BE NULL AND VOID.

RIGHT CERTIFICATE

SUPPORT.COM, INC.

This certifies that  , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Tax Benefits Preservation Plan, dated as of April 20, 2016, as amended, restated, renewed or extended from time to time (the “Plan”) between Support.com, a Delaware corporation (“Company”), and Computershare Trust Company N.A., a federally chartered trust company, as Rights Agent (“Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., New York City time, on April 20, 2019, at the office or offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series B Junior Participating Cumulative Preferred Stock, par value $0.0001 per share, of the Company (a “Unit”), at a purchase price of $3.00, as the same may from time to time be adjusted in accordance with the Plan (“Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and included Certificate duly completed and executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of  , 20  , based on the Units as constituted at such date.

As provided in the Plan, the Purchase Price and the number of Units which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, shares of Common Stock or other securities other than Units, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Plan.

As more fully set forth in the Plan, from and after the first occurrence of a Section 11(a)(ii) Event (as such term is defined in the Plan), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Plan), (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate), or (iii) under certain circumstances specified in the Plan, a transferee of such

Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void without any further action, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event, whether under the Plan or otherwise.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the registered holders of the Right Certificates. Copies of the Plan are on file at the principal executive office of the Company and will be mailed to stockholders upon written request to the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the registered holder to purchase a like aggregate number of Units as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled the holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, the Right Certificate indicating the remaining Rights represented thereby or another Right Certificate or Right Certificates for the number of Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate may be (x) redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the Close of Business on (i) the tenth (10th) calendar day after the Stock Acquisition Date, and (ii) the Final Expiration Date, or under certain other conditions as specified in the Plan, and (y) exchanged, after any Person becomes an Acquiring Person (as such terms are defined in the Plan), at the option of the Board of Directors of the Company, for one share of Common Stock of the Company as set forth in the Plan.

No fractional Units, shares of Common Stock of the Company or other securities (other than fractions of a share of Preferred Stock represented by Units) shall be required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Plan, a holder otherwise entitled to fractions of shares of Common Stock, Units or other securities (other than fractions of a share of Preferred Stock represented by Units) may receive an amount in cash equal to the same fraction of the then current value of a share of Common Stock or such other securities.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Units, shares of Preferred Stock, shares of Common Stock or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors, or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[remainder of page intentionally left blank]

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, dated as of ______________ _____, _______.

SUPPORT.COM, INC.

By:
Name:
Title:

By:
Name:
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:
Name:
Title:

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

______________ Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________, 20__

______________________________________________
Signature

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate

[  ] are

[  ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned

[  ] did

[  ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20____

Signature:_________________________

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

FORM OF ELECTION TO PURCHASE

(To be executed if registered holder desires to Exercise the Right Certificate.)

To: SUPPORT.COM, INC.

The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Right Certificate to purchase the number of one one-thousandths of a share of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates representing such share(s) or other securities be issued in the name of:

Please insert social security or other identifying number ________________________________________

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the remaining such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number ________________________________________

(Please print name and address)

Dated: _____________, 20__

______________________________________
Signature

(Signature must conform in all respects to the name of holder as written upon the face of the Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate

[  ] are

[  ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned

[  ] did

[  ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated: ______________, 20__

Signature: ________________________________________

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) MAY BECOME NULL AND VOID.

SUPPORT.COM, INC.

SUMMARY OF THE TERMS OF THE RIGHTS
TO PURCHASE UNITS OF PREFERRED STOCK

On April 20, 2016, the Board of Directors (the “Board”) of Support.com, Inc., a Delaware corporation (the “Company”), declared a dividend distribution of one purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company, payable to stockholders of record on May 3, 2016, and issuable as of that date. Except in the circumstances described below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Cumulative Preferred Stock, $0.0001 par value, of the Company (“Preferred Stock” and each one one-thousandth of a share of Preferred Stock, a “Unit”) at a price of $3.00 per Unit (the “Purchase Price”). The rights of a holder of a Unit are substantially equivalent to the rights of a holder of a share of Common Stock. The description and terms of the Rights are set forth in a Section 382 Tax Benefits Preservation Plan (the “Plan”) between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).

The Company has generated substantial operating losses (“NOLs”) in previous years which, under the Internal Revenue Code of 1986 (the “Code”), the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions). However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the treasury regulations promulgated thereunder (“Section 382”), its ability to use these NOLs could be substantially limited or lost altogether. In order to seek to avoid an “Ownership Change” and protect stockholder value, the Board of Directors adopted the Plan.

As discussed below, initially the Rights will not be exercisable, certificates will not be sent to stockholders and the Rights will automatically trade with the Common Stock.

The Rights will be evidenced by Common Stock certificates, and Rights relating to shares of Common Stock not represented by certificates will be represented by notation on the records of the Company, until the close of business on the earlier to occur of (i) the tenth (10th) calendar day after the day on which a public announcement or filing that a person or group of affiliated or associated persons has become an “Acquiring Person”, which is defined as a person who, at any time after the date of the Plan, has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock of the Company then outstanding, subject to certain exceptions as described below, or (ii) the tenth (10th) calendar day (or a later date determined by the Board of Directors of the Company) after the commencement of a tender or exchange offer the consummation of which would result in a person becoming an Acquiring Person (the earlier of these dates is called the “Distribution Date”).

As soon as practicable following a Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Right Certificates”) to holders of record of shares of the Common Stock as of the close of business on the Distribution Date, and those separate certificates alone will evidence the Rights from and after the Distribution Date.

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding: (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii); (v) any person who the Board determines prior to the time the person would otherwise be an Acquiring Person, should be exempted from being an Acquiring Person; (vi) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Plan, unless and until such person, or any Affiliate of such person, acquires beneficial ownership of any additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan; (vii) any person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.99% or more of the shares of Common Stock then outstanding, unless and until such person, or any Affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of any additional shares of Common Stock (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company); or (viii) any person who or which, within ten (10) business days of being requested by the Company to advise it regarding the same, certifies to the Company that such person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) business days following such certification reduces such person’s (together with its Affiliates’ and Associates’) beneficial ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within ten (10) business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period or such breach or violation or (y) if the person together with its Affiliates and Associates fails to reduce beneficial ownership to less than 4.99% within ten (10) business days following such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period. In addition, no person shall be an Acquiring Person if the Board shall have affirmatively determined in light of the intent and purposes of the Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person. A person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382.

The Rights are not exercisable until after the Distribution Date. The Rights will expire upon the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines, in its sole discretion, will provide protection for the Company’s tax attributes similar to that provided by the Plan, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines, in its sole discretion, that the Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes, (v) the date on which the Board otherwise determines, in its sole discretion, that the Plan is no longer necessary to preserve the Company’s tax attributes, (vi) the beginning of a taxable year of the Company to which the Board determines, in its sole discretion, that none of the Company’s tax attributes may be carried forward, and (vii) the close of business on April 20, 2019.

The Purchase Price, and the number of Units, shares of Common Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The Purchase Price is also subject to adjustment from time to time in the event of a Common Stock dividend on, or a subdivision or combination of, the shares of Common Stock.

In the event any Person becomes an Acquiring Person, then each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a value at the time the person becomes an Acquiring Person equal to twice the Purchase Price. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person will become null and void. After such an event, to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise a number of shares of Common Stock to the extent available and then Units or other securities of the Company, assets, or cash, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

No fractional shares of Common Stock or Units will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash equal to the fraction of the then current value of a share of Common Stock may be made.

At any time after a person becomes an Acquiring Person, the Board may exchange all or part of the outstanding Rights (other than those held by an Acquiring Person) for shares of Common Stock at an exchange rate of one share of Common Stock (and, in certain circumstances, a Unit) for each Right. The Company will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

At any time until the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

Immediately upon the action of the Board authorizing exchange or redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive (if applicable) the shares of Common Stock of the Company (or Units) issuable in connection with the exchange or the Redemption Price without any interest thereon.

Until the close of business on the tenth (10th) calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Plan after the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K filed on April 21, 2016. In addition, a copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated in this summary description by reference.

SUPPORT.COM, INC.

The Board of Directors recommends you vote
FOR ALL director nominees listed in Proposal
No. 1 and FOR Proposals No. 2, 3, 4, 5, 6, 7 and
8.

1.	Election of Six Directors of the Company, each to serve until the 2017 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below
		☐	☐	☐
Nominees:

01) Elizabeth Cholawsky
02) Elizabeth Fetter
03) Lowell Robinson
04) Toni Portmann
05) Tim Stanley
06) Jim Stephens

		For	Against	Abstain

2.	Non-binding, advisory resolution to approve the compensation paid to the Company’s Named Executive Officers for the year ended December 31, 2015.	☐	☐	☐

3.	Approval of the Company’s Amended and Restated 2010 Equity and Performance Incentive Plan.	☐	☐	☐

4.	Approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of Support.com’s outstanding common stock and common stock held in treasury, within a range of one-for-three to one-for-seven.	☐	☐	☐

5.	Subject to approval of Proposal No. 4 above, approval of an amendment to the Company’s Restated Certificate of Incorporation to reduce proportionally the total number of shares of common stock the Company is authorized to issue using the same split factor ultimately used in the reverse stock split contemplated by Proposal No. 4.	☐	☐	☐

6.	Ratification of the adoption of the Company’s Section 382 Tax Benefits Preservation Plan.	☐	☐	☐

7.	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

8.	Limited Authorization to adjourn the 2016 Annual Meeting of Stockholders.	☐	☐	☐

To transact such other business as may properly come before the 2016 Annual Meeting of Stockholders and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

SUPPORT.COM, INC.
2016 Annual Meeting of Stockholders
June 24, 2016
This Proxy is solicited by the Board of Directors

By signing, dating and returning this proxy card, you revoke all prior proxies, including any proxy previously given by telephone or internet, and appoint Elizabeth Cholawsky and Michelle Johnson, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize them, or either of them, to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat, with respect to, all of the shares of common stock of Support.com, Inc., a Delaware corporation (the “Company”), that you are entitled to vote at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 24, 2016, at 10:00 a.m. Pacific Time, at the Hyatt House Belmont/Redwood Shores hotel located at 400 Concourse Drive, Belmont, California 94002, and any adjournment, postponement, continuation or rescheduling thereof. The undersigned acknowledges receipt of the Notice of the Annual Meeting and proxy statement dated May 3, 2016.

The proxy holder is authorized to act, in accordance with her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. Subject to the conditions set forth in the proxy statement, if any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. This proxy, when properly executed, will be voted in the manner directed herein. Unless a contrary direction is given, the shares represented by this proxy will be voted “FOR” all nominees listed in Proposal No. 1 and “FOR” Proposals No. 2, 3, 4, 5, 6, 7 and 8.

Continued and to be signed on reverse side